As filed with the Securities and Exchange Commission on March 29, 2018

Securities Act of 1933 File No. 333-173967

Investment Company Act of 1940 File No. 811-22555

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

                    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        ☒

Pre-Effective Amendment No.           ☐

Post-Effective Amendment No. 76  ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    ☒

Amendment No. 78 ☒

(Check Appropriate Box or Boxes)

FLEXSHARES TRUST

(Exact Name of Registrant as Specified in Charter)

50 South LaSalle Street

Chicago, Illinois 60603

(Address of Principal Executive Offices)

855-353-9383

(Registrant’s Telephone Number, including Area Code)

Name and Address of Agent for Service:	with a copy to:
Diana E. McCarthy, Esq.	Ann Marie Halter
Drinker Biddle & Reath LLP	Craig R. Carberry, Esq.
One Logan Square, Ste. 2000	Northern Trust Investments, Inc.
Philadelphia, Pennsylvania 19103-6996	50 South LaSalle Street
Chicago, Illinois 60603

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☐	on pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☒	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Subject to Completion

The information in the prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

FlexShares® Trust Prospectus

Fund	Ticker	Stock Exchange
FlexShares® High Yield Value-Scored US Bond Index Fund	[ ]	[Nyse Arca, Inc.]

Prospectus dated [            ], 2018.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency, or The Northern Trust Company, or its affiliates, subsidiaries or any other bank. An investment in the Fund involves investment risks, including possible loss of principal.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

-i-

FUND SUMMARY

FlexShares® High Yield Value-Scored US Bond Index Fund

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust High Yield Value-Scored US Corporate Bond IndexSM (the “Underlying Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Under the Fund’s Investment Advisory Agreement, the Fund is responsible for the following expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	[ ]%
Distribution (12b-1) Fees	0.00%
Other Expenses(1)	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Expense Reimbursement(2)	-[ ]%
Total Annual Fund Operating Expenses After Expense Reimbursement	[ ]%

(1) Other expenses are estimated for the current fiscal year, as the Fund has not commenced operations as of the date of this Prospectus.

(2) Northern Trust Investments, Inc. (“NTI” or “Investment Adviser”) has contractually agreed to reimburse the fees and expenses of the Trust’s independent trustees and their independent legal counsel until [            ], 2019. The Fund’s Board of Trustees may terminate the contractual arrangement at any time if it determines that it is in the best interest of the Fund and its shareholders.

Example

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$ [ ]
3 Years	$ [ ]

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. As of the date of this Prospectus, the Fund had not commenced operations.

Principal Investment Strategies

The Underlying Index reflects the performance of a broad universe of US-dollar denominated high yield corporate bonds that seek a higher yield than the overall high yield corporate bond market, as represented by the Northern Trust High Yield US Corporate Bond IndexSM (the “Parent Index”).

Both the Underlying Index and Parent Index are market-capitalization weighted. In order to be eligible for inclusion in the Parent Index, a security must be a US-dollar denominated corporate bond that is publicly offered in the U.S. or offered pursuant to Rule 144A under the Securities Act of 1933, with or without registration rights. A security also must be rated below investment grade and not in default (a rating within

FlexShares® High Yield Value-Scored US Bond Index Fund (cont.)

Ca/ C-/C- to Ba1/BB+/BB+) by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”). Bonds that are rated investment grade status or that enter into default post reconstitution are removed at the next scheduled reconstitution. In addition, a security eligible for inclusion in the Parent Index must have (i) a final time to stated maturity of at least 18 months from the date of its issuance, (ii) a remaining stated maturity that is greater than or equal to one year at the time of each reconstitution and (iii) an outstanding principal balance of least $150 million at the time of each constitution of the Parent Index.

The Underlying Index begins with the Parent Index and then follows a rules-based methodology to select and weight securities based on certain fundamental measures characterizing the issuer of each constituent security and on market considerations, as determined by NTI acting in its capacity as index provider (“Index Provider”) pursuant to the Underlying Index’s methodology. In addition, at the time of index reconstitution, the weighting of the Underlying Index’s constituent securities will be adjusted so that (a) the effective duration of the Underlying Index is similar to that of the Parent Index; (b) the Underlying Index’s sector exposure is within +/- 8% of the sector exposure of the Parent Index; and (c) each issuer is capped at 5% of the Underlying Index. The Underlying Index is a new index with an inception date of [            ], 2018.

As of [            ], 2018, there were [    ] issues in the Underlying Index from [    ] issuers domiciled in the following countries: [                    ]. The Underlying Index is governed by transparent, objective rules for security selection, exclusion, rebalancing and adjustments for corporate actions. The Underlying Index is reconstituted monthly.

NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. In addition to tracking the performance of the Underlying Index, the Investment Adviser seeks to minimize portfolio turnover and tax inefficiencies.

NTI intends to use representative sampling strategy to manage the Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index. The Fund reserves the right to invest in substantially all of the securities in its Underlying Index in approximately the same proportions (i.e., replication) if NTI determines that it is in the best interest of the Fund.

The Fund generally will invest under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the securities of its Underlying Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts and options on futures, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index.

The Underlying Index is created and sponsored by NTI, as the Index Provider. NTI also serves as the investment adviser to the Fund. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).

The Fund is “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), as amended, and may invest more of its assets in fewer issuers than “diversified” funds.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of [                    ], the Underlying Index was concentrated in the following industry: [                    ]. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

Principal Risks

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.

Authorized Participant Concentration Risk is the risk that the Fund may be adversely affected because it has a limited number of institutions that act as Authorized Participants. Only an Authorized Participant may

FlexShares® High Yield Value-Scored US Bond Index Fund (cont.)

engage in creation or redemption transactions directly with the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.

Calculation Methodology Risk is the risk that the Underlying Index’s calculation methodology or sources of information may not provide an accurate assessment of included issuers or correct valuation of securities, nor is the availability or timeliness of the production of the Index guaranteed.

Concentration Risk is the risk that, to the extent the Fund’s investments are concentrated in the securities of issuers in a particular region, country, market, industry, sector or asset class, the Fund may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that region, country, market, industry, sector or asset class.

Credit (or Default) Risk is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its payment or other financial obligations will adversely affect the value of the Fund’s investments and its returns. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s investment in that issuer. There is a chance that a portfolio holding will have its credit rating downgraded or will default, which may reduce the Fund’s income level, impair the Fund’s liquidity and cause significant deterioration in NAV. The degree of credit risk depends on the issuer’s or counterparty’s financial condition and on the terms of the securities.

Cyber Security and Operational Risk is the risk that the Fund and its service providers may experience disruptions that arise from breaches in cyber security, human error, processing and communications errors, counterparty or third-party errors, technology or systems failures, any of which may have an adverse impact on the Fund. Failures or breaches of the electronic systems of the Fund, the Fund’s adviser, distributor, and other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders.

Debt Extension Risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

Derivatives Risk is the risk of investing in derivative instruments, such as futures contracts and options on futures contracts. These risks include liquidity, interest rate, market, credit, counterparty and management risks, as well as the risk of mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.

Distressed Securities Risk is the substantial risk of investing in distressed securities that is in addition to the risks of investing in non-investment grade securities generally. NTI defines securities issued by companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings as “distressed securities.” Distressed securities are speculative and involve a substantial risk that principal will not be paid. In addition, the Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. These securities may present a substantial risk of default. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

[High Portfolio Turnover Risk is the risk that active and frequent trading of the Fund’s portfolio securities may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs, which could reduce the Fund’s return.]

High Yield Securities Risk is the risk that the Fund will be subject to greater credit risk, price volatility and risk of loss than if it invested primarily in investment grade securities, which can adversely impact the Fund’s return and net asset value. High yield securities are considered highly speculative and are subject to increased risk of an issuer’s

FlexShares® High Yield Value-Scored US Bond Index Fund (cont.)

inability to make principal and interest payments. The Underlying Index is comprised of securities with higher yields as compared to the overall high yield corporate bond market. As such, the Fund is expected to exhibit greater sensitivity to market fluctuations.

Income Risk is the risk that the Fund’s income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds.

Interest Rate/Maturity Risk is the risk that the value of the Fund’s fixed-income assets will decline because of rising interest rates. The magnitude of this decline will often be greater for longer-term fixed-income securities than shorter-term fixed-income securities. The Fund currently faces a heightened level of interest rate risk because interest rates are at historically low levels, but are expected to increase in the future with unpredictable effects on the markets and the Fund’s investments. An increase in interest rates may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments.

Liquidity Risk is the risk that certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like, adversely affecting the value of the Fund’s investments and its returns. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and/or purchasing and selling such investments, may be unable to achieve a high degree of correlation with the Underlying Index. Additionally, in adverse market conditions, the Fund’s market price may begin to reflect illiquidity or pricing uncertainty of the Fund’s portfolio securities. This could lead to the Fund’s shares trading at a price that is higher or lower than the Fund’s net asset value. At times, such differences may be significant.

Market Risk is the risk that general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets, volatility in the equities market or adverse investor sentiment could cause the value of your investment in the Fund to decline. The market value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.

Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.

Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of its listing exchange, make trading in the shares inadvisable. The market prices of Fund shares will generally fluctuate in accordance with changes in its NAV, changes in the relative supply of, and demand for, Fund shares, and changes in the liquidity, or the perceived liquidity, of the Fund’s holdings.

New Fund Risk is the risk that the Fund will not grow to or maintain an economically viable size, in which case it may experience greater tracking error to its Underlying Index than it otherwise would at higher asset levels, or it could ultimately liquidate without shareholder approval. The timing of such liquidation may not be favorable and could have negative tax consequences for shareholders. From time to time, an Authorized Participant, a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, may invest in the Fund and hold its investment for a specific period of time in order to facilitate commencement of the Fund’s operations or for the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund. The Fund’s Distributor does not maintain a secondary market in the shares.

FlexShares® High Yield Value-Scored US Bond Index Fund (cont.)

Non-Diversification Risk is the risk that Fund performance may depend on the performance of a small number of issuers because the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers.

Non-U.S. Issuer Risk is the risk the Fund faces because it may invest in U.S. dollar denominated bonds of non-U.S. corporations to the extent such bonds are included in the Underlying Index. The Fund’s investments in bonds of non-U.S. issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include the risks of adverse economic, political, diplomatic, financial and regulatory conditions that may affect non-U.S. issuers.

Passive Investment Risk is the risk that the Fund is not actively managed and NTI does not attempt to take defensive positions in any market conditions, including declining markets.

Prepayment (or Call) Risk is the risk that an issuer of a security held by the Fund may “call” or prepay the security before its stated maturity, during periods of falling interest rates, e.g., which may result in the Fund having to invest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Securities Lending Risk is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.

Substantial Volatility Risk is the risk that the value of the securities in the Fund’s portfolio may fluctuate, sometimes rapidly and unpredictably at a greater level than the overall market. There is a risk that the Fund could have substantial volatility

Tracking Error Risk is the risk that the Fund’s performance may vary substantially from the performance of the Underlying Index. The Fund employs a representative sampling strategy, and may incur tracking error to a greater extent than a fund that seeks to replicate an index. The representative sampling strategy used by NTI may fail to produce the intended results. The Fund may experience higher tracking error than other fixed income index ETFs that do not track an index comprised primarily of non-investment grade securities.

U.S. Issuer Risk is the risk that certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

Valuation Risk is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise.

Value Score Risk is the risk that the Fund’s investment in companies whose securities are believed to be undervalued will not appreciate in value as anticipated. Although the Underlying Index is designed to measure a portfolio of bonds of companies with the potential for higher yields relative to the Parent Index, there is no assurance that the Underlying Index or Fund will be comprised of such securities or that companies that have historically exhibited fundamentals consistent with higher yields will continue to do so.

It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

Fund Performance

Because the Fund has less than one full calendar year of performance, no performance information has been included.

Management

Investment Adviser and Portfolio Managers. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. [        ] and [        ] have served as Portfolio Managers of the Fund since its inception.

Purchase and Sale of Fund Shares

The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund

FlexShares® High Yield Value-Scored US Bond Index Fund (cont.)

shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of [                ] shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund’s distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a

401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

Payments to Brokers-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Fund Information

This Prospectus describes one Fund currently offered by the FlexShares Trust (the “Trust”) and provides information you need to make an informed decision about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.flexshares.com.

NTI is the investment adviser to the Fund. Shares of the Fund are listed for trading on [NYSE Arca, Inc]. The market price for a share of the Fund may be different from the Fund’s most recent NAV per share.

The Fund is designed to track an index. Each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of mutual funds, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by authorized participants. Also unlike shares of mutual funds, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

NTI intends to use a representative sampling strategy to manage the Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Fund’s Underlying Index. Securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index. NTI reserves the right to use a replication indexing strategy if it determines that it is in the best interest of the Fund. “Replication” is an indexing strategy in which the Fund invests in substantially all of the securities in its Underlying Index in approximately the same proportions as in the Underlying Index.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and its Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. “Tracking error” is the divergence of the performance (return) of the Fund’s portfolio from that of its Underlying Index. NTI expects that, over time, the Fund’s tracking error will not exceed 5%. To the extent the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. Tracking variance is monitored by the Investment Adviser at least quarterly by comparing the performance of the Underlying Index to the performance of the Fund. In the event the performance of the Fund is not comparable to the performance of its Underlying Index, the Board of Trustees of the Trust (the “Board of Trustees”) will evaluate the reasons for the deviation and the availability of corrective measures.

The Fund’s investment objective and its Underlying Index may be changed without shareholder approval. The Fund has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change to the Fund’s investment objective or its Underlying Index. If the Index Provider no longer calculates an Underlying Index of the Fund, if the Underlying Index is terminated for any reason, if the identity or the character of the Underlying Index is materially changed, or for any other reason determined by the Board of Trustees in good faith, the Board of Trustees determines that it is impracticable to substitute a replacement index, it will take whatever action is deemed to be in the best interests of the Fund’s shareholders.

On each business day, before commencement of trading on the Listing Exchange, the Fund will disclose on www.flexshares.com the identities

Additional Fund Information (cont.)

and quantities of the Fund’s portfolio holdings that will form the basis for the Fund’s calculation of NAV at the end of the business day.

Additional Information About the Fund’s Principal Risks

All investments carry some degree of risk that will affect the value of the Fund’s investments, its investment performance and the price of its shares. As a result, loss of money is a risk of investing in the Fund. This section takes a closer look at some of the Fund’s principal risks described under the “Fund Summary” for the Fund.

Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This risk may be heightened for the Fund if it invests in non-U.S. securities or other securities or instruments that are less widely traded. Such securities or instruments often involve greater settlement and operational issues and capital costs for Authorized Participants.

Calculation Methodology Risk. The Fund’s Underlying Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider nor the Investment Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.

Errors in respect of the quality, accuracy and completeness of the data used to compile an Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Gains, losses or costs associated with errors of the Index Provider or its agents will generally be borne by the Fund and its shareholders. The Index Provider or its agents may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents.

A security included in the Underlying Index may not exhibit the characteristic or provide the specific exposure for which it was selected and consequently the Fund’s holdings may not exhibit returns consistent with that characteristic or exposure.

Concentration Risk. If the Underlying Index of the Fund concentrates in a particular market, industry, group of industries or sector or asset class, the Fund may be adversely affected by the performance of those securities and may be subject to price volatility. In addition, the Fund that concentrates in a single market, industry, group of industries, sector or asset class may be more susceptible to any single economic, market, political or regulatory occurrence affecting that market, industry, group of industries, sector or asset class.

Credit (or Default) Risk. An issuer or guarantor of debt instruments or the counterparty to a derivatives contract or repurchase agreement may be unable or unwilling to make its timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in their credit ratings. There is a chance that a portfolio holding of the Fund will have its credit rating downgraded or will default (i.e., fail to make scheduled interest or principal payments), or that the market’s perception of the issuer’s creditworthiness may worsen, which may reduce the Fund’s income level, impair the Fund’s liquidity and cause significant deterioration in NAV. The degree of credit risk depends on the issuer’s or counterparty’s financial condition and on the terms of the securities.

Cyber Security and Operational Risk. The Fund and its service providers may experience disruptions that arise from breaches in cyber security, human error, processing and communications errors, counterparty or third-party errors, technology or systems failures, any of which may have an adverse impact on the Fund. Failures or breaches of the electronic systems of the Fund, the Fund’s adviser, distributor, and other service providers, market makers, Authorized Participants (together, the “Service Providers”) or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively

Additional Fund Information (cont.)

impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders.

With the increased use of the Internet and because information technology (“IT”) systems and digital data underlie most of the Fund’s operations, the Fund and its Service Providers and their vendors are exposed to the risk that their operations and data may be compromised as a result of internal and external cyber-failures, breaches or attacks (“Cyber Risk”). This could occur as a result of malicious or criminal cyber-attacks. Cyber-attacks include actions taken to: (i) steal or corrupt data maintained online or digitally, (ii) gain unauthorized access to or release confidential information, (iii) shut down the Fund or Service Provider website through denial-of-service attacks or (iv) otherwise disrupt normal business operations. However, events arising from human error, faulty or inadequately implemented policies and procedures or other systems failures unrelated to any external cyber-threat may have effects similar to those caused by deliberate cyber-attacks.

Successful cyber-attacks or other cyber-failures or events affecting the Fund or its Service Providers may adversely impact the Fund or its shareholders or cause an investment in the Fund to lose value. For instance, they may impact the Fund’s ability to calculate its NAV, cause the release of confidential Fund information, impede trading, or cause reputational damage. They could also subject the Fund or its Service Providers to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. Insurance protection and contractual indemnification provisions may not be available or may be insufficient to cover these losses. The Fund or its Service Providers may also incur significant costs to manage and control Cyber Risk.

Cyber Risks are also present for issuers of securities or other instruments in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such issuers to lose value.

While the Investment Adviser, Service Providers or Authorized Participants may have established business continuity plans and risk management systems to prevent such cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber attacks may be highly sophisticated.

The Fund and its shareholders could be negatively impacted as a result.

Debt Extension Risk. The Fund may be subject to debt extension risk. During periods of rising interest rates, certain obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to the Fund’s income and potentially in the value of the Fund’s investments.

Derivatives Risk. A derivative is a financial instrument whose value is derived from, or based upon, the performance of underlying assets, interest or currency exchange rates, or other indices and may be leveraged. Derivatives include futures contracts and options on futures contracts. The Fund may use these instruments to help it track its Underlying Index.

An investment in derivatives can be more sensitive to changes in interest rates and sudden fluctuations in market prices than conventional securities. Investments in derivative instruments, which may be leveraged, may result in losses exceeding the amounts invested. The Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. Engaging in derivative transactions involves special risks, including that:

(a)  the Fund’s derivatives position will lose value;

(b)  the counterparty to the transaction will default;

(c)  the value of the derivative instrument will decline more than the value of the assets on which it is based;

(d)  the Fund will be unable to sell its position because of lack of market depth or disruption;

(e)  the value of a derivative instrument will be difficult to determine; and

(f)  loss will occur as a result of inadequate systems or human error.

Many types of derivatives have been developed recently and have not been tested over complete market cycles. For these reasons, the Fund may suffer a loss whether or not the analysis of the Investment Adviser is accurate.

Additional Fund Information (cont.)

In order to secure its obligations in connection with derivative contracts, the Fund will either own the underlying assets, enter into offsetting transactions, or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts.

Futures contracts and options on futures contracts. The Fund may invest in U.S. futures contracts. The Fund may also purchase and sell call and put options on futures contracts. These futures contracts and options will be used to simulate full investment in the Underlying Index, to facilitate trading or to reduce transaction costs. The Fund will only enter futures contracts and options on futures contracts that are traded on a U.S. or foreign exchange, as applicable. The Fund will not use futures or options for speculative purposes.

A futures contract is a type of derivative instrument that obligates the holder to buy or sell a specified financial instrument or currency in the future at an agreed upon price. For example, a futures contract may obligate the Fund, at maturity, to take or make delivery of certain domestic or foreign securities, the cash value of a securities index or a stated quantity of a foreign currency. When the Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When the Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised.

Futures contracts and options present the following risks: imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts and options; the possible inability to close a futures contract when desired; losses due to unanticipated market movements which potentially are unlimited; and the possible inability of the Investment Adviser to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the

Fund. Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

Distressed Securities Risk. Distressed securities are speculative and involve substantial risks in addition to the risks of investing in non-investment graded bonds. NTI defines securities issued by companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings as “distressed securities.” The Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid and present a substantial risk of default. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative. There is even a potential risk of loss by the Fund of its entire investment in such securities. There are a number of significant risks inherent in the bankruptcy process. A bankruptcy filing by an issuer may adversely and permanently affect the market position and operations of the issuer. Many factors of the bankruptcy process, including court decisions, the size and priority of other claims, and the duration and costs of the bankruptcy process, are beyond the control of the Fund and can adversely affect the Fund’s return on investment. For example, a court could invalidate or subordinate a debt obligation of, or reclaim amounts paid by a debtor to, the Fund. To the extent that any such payments are recaptured from the Fund the resulting loss will be borne by the Fund and its investors. [NTI, on behalf of the Fund, may also participate on committees formed by creditors to negotiate with debtors with respect to restructuring issues. There can be

Additional Fund Information (cont.)

no assurance that NTI’s participation would yield favorable results for the Fund, and such participation may subject the Fund to additional duties, liabilities and trading restrictions in a particular investment.]

[High Portfolio Turnover Risk. The Fund may engage in active and frequent trading of its portfolio securities. A high portfolio turnover rate is likely to involve higher brokerage commissions and other transaction costs, which could reduce the Fund’s return. It also may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to the Fund with less active trading policies.]

High Yield Securities Risk. The Fund’s non-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fund’s return and net asset value. High yield securities are considered highly speculative and are subject to the increased risk of an issuer’s inability to make principal and interest payments.

The market value of these low-rated securities tends to be more sensitive to individual corporate developments and changes in interest rates and economic conditions than higher-rated securities. In addition, they generally present a higher degree of credit risk. Issuers of low-rated securities are often highly leveraged, so their ability to repay their debt during an economic downturn or periods of rising interest rates may be impaired. The risk of loss due to default by these issuers also is greater because low-rated securities generally are unsecured and often are subordinated to the rights of other creditors of the issuers of such securities. Investment by the Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the Fund of its initial investment and any anticipated income or appreciation will be uncertain. The Fund also may incur additional expenses in seeking recovery on defaulted securities.

The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for these securities generally is lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less developed secondary market also may make it more difficult for the Fund to obtain precise valuations of such securities in its portfolio.

Income Risk. The Fund’s income may decline when interest rates fall. This decline can occur in the Fund because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Fund’s Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Fund’s Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.

Interest Rate/Maturity Risk. The Fund invests primarily in fixed income securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Certain factors, such as the presence of call features, may cause a particular fixed-income security, or the Fund as a whole, to exhibit less sensitivity to changes in interest rates. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). The Fund currently faces a heightened level of interest rate risk because interest rates are at historically low levels, but are expected to increase in the future with unpredictable effects on the markets and the Fund’s investments. An increase in interest rates may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments.

Liquidity Risk. To the extent the Fund invests in illiquid securities or securities that become illiquid, such investments may have a negative effect on the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell

Additional Fund Information (cont.)

these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and/or purchasing and selling such investments, may be unable to achieve a high degree of correlation with the Fund’s Underlying Index. Additionally, in adverse market conditions, the Fund’s market price may begin to reflect illiquidity or pricing uncertainty of the Fund’s portfolio securities. This could lead to the Fund’s shares trading at a price that is higher or lower than the Fund’s net asset value. At times, such differences may be significant.

Market Risk is the risk that general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets, volatility in the equities market or adverse investor sentiment could cause the value of your investment in the Fund to decline. It includes the risk that a particular style of investing, such as growth or value, may underperform the market generally. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Securities markets may experience great short term volatility and may fall sharply at times. Different markets may behave differently from each other and a foreign market may move in the opposite direction from the U.S. market. Price changes may be temporary or last for extended periods. You could lose money over short periods due to fluctuation in the Fund’s NAV in response to market movements, and over longer periods during market downturns.

Market Trading Risks

Absence of Active Market

Although the shares of the Fund described in this Prospectus are listed for trading on a listing exchange and may be listed on certain foreign exchanges, there can be no assurance that an active trading market for such shares will be developed or maintained.

Lack of Market Liquidity

Secondary market trading in Fund shares may be halted by a listing exchange because of market conditions or for other reasons. In addition, trading in Fund shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares of the Fund will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV

Shares of the Fund may trade at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the prior most recent calculation. The trading prices of the Fund’s shares will generally fluctuate in accordance with changes in its NAV, changes in the relative supply of, and demand for, Fund shares, and changes in the liquidity, or the perceived liquidity, of the Fund’s holdings. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. These factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV. However, given that shares can be created and redeemed only in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), NTI believes that large discounts or premiums to the NAV of the Fund’s shares should not be sustained over the long term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade close to the Fund’s NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions including disruptions at market makers, Authorized Participants, or market participants or during periods of significant volatility, may result in trading prices that differ significantly from NAV. Authorized Participants may be less willing to create or redeem the Fund’s shares if there is a lack of an active market for such shares or

Additional Fund Information (cont.)

its underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV. If a shareholder purchases at a time when the market price of the Fund is at a premium to its NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Secondary Market Trading Risk

Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility associated with short selling.

New Fund Risk. The Fund may not grow to or maintain an economically viable size, in which case it may experience greater tracking error to its Underlying Index than it otherwise would at higher asset levels, or it could ultimately liquidate without shareholder approval. The timing of such liquidation may not be favorable and could have negative tax consequences for shareholders. From time to time, an Authorized Participant, a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, may invest in the Fund and hold its investment for a specific period of time in order to facilitate commencement of the Fund’s operations or for the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund. The Fund’s Distributor does not maintain a secondary market in the shares.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest most of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Non-U.S. Issuer Risk. The Fund may invest in U.S. dollar denominated bonds of non-U.S. corporations to the extent such bonds are included in the Underlying Index. Investments in bonds of non-U.S. issuers may involve certain risks that are greater or different than those associated with investments in securities of U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions of the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.

The Fund may invest in U.S. dollar denominated bonds of non-U.S. issuers domiciled in Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland and the United Kingdom. Investment in non-U.S. developed country issuers may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries.

Many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. For example, the recent decline in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world.

The energy, materials, and agriculture sectors may account for a large portion of a foreign country’s exports. Any changes in these sectors or fluctuations in the commodity markets could have an adverse impact on a country’s economy. Commodity prices may be influenced or characterized by unpredictable factors, including, where applicable, high volatility, changes in supply and demand relationships, weather, agriculture, trade, pestilence, changes in interest rates and monetary and other governmental policies, action and inaction. Securities of companies held by the Fund that are dependent on a single commodity,

Additional Fund Information (cont.)

or are concentrated in a single commodity sector, may typically exhibit even higher volatility attributable to commodity prices.

Some countries in which the Fund invests are in the process of privatizing certain entities and industries. This may expose the Fund to the risk that it will suffer losses in its investments in newly privatized entities due to inability of the newly privatized entities to adjust quickly to a competitive environment or to changing regulatory and legal standards.

On January 1, 1999, the European Economic and Monetary Union (“EMU”) introduced a new single currency called the euro. The euro has replaced the national currencies of many European countries.

The European Central Bank has control over each member country’s monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The elimination of the currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot fully be assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”) will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could affect adversely the values of securities held by the Fund.

The EU requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe.

Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced volatility and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt levels and possible default on or restructuring of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in countries other than those listed in the previous sentence. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including EU member countries that do not use the euro and non-EU member countries.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, voters in the United Kingdom (“UK”) have approved withdrawal from the European Union, commonly referred to as “Brexit.” There is significant uncertainty regarding Brexit’s ramifications and the range and potential implications of possible political, regulatory, economic and market outcomes are difficult to predict. Securities issued by companies domiciled in the UK could be subject to changing regulatory and tax regimes. Banking and financial services companies that operate in the UK or EU could be disproportionately impacted by those actions. Other countries may seek to withdraw from the EU and/or abandon the euro, the common currency of the EU, which could exacerbate market and currency volatility and negatively impact the Fund’s investments in securities issued by companies located in EU countries. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the

Additional Fund Information (cont.)

future. Ukraine has experienced ongoing military conflict; this conflict may expand and military attacks could occur in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. Recent and upcoming European elections could, depending on the outcomes, further call into question the future direction of the EU. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. The impact of these actions, especially if they occur in a disorderly fashion, is not clear, but could be significant and far-reaching.

The economies of Australasia, which includes Australia and New Zealand, are dependent on exports from the agricultural and mining sectors. This makes Australasian economies susceptible to fluctuations in the commodity markets. Australasian economies are also increasingly dependent on their growing service industries. Because the economies of Australasia are dependent on the economies of Asia, Europe and the United States as key trading partners and investors, reduction in spending by any of these trading partners on Australasian products and services or negative changes in any of these economies may cause an adverse impact on some or all of the Australasian economies.

The United States is Canada’s and Mexico’s largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the United States and Mexico, total merchandise trade between the three countries have increased. To further this relationship, the three NAFTA countries entered into the Security and Prosperity Partnership of North America in March 2005, which may further affect Canada’s and Mexico’s dependency on the U.S. economy. Economic events in any one North American country can have a significant economic effect on the entire North American region, and on some or all of the North American countries in which the Fund may invest.

The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could negatively impact Japanese issuers. In recent times, Japan’s economic growth rate has remained low, and it may remain low in the future. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, which could negatively affect the Fund. The growth of Japan’s economy has historically lagged that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. Japan’s relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns. Most recently, the Japanese government has shown concern over the increased nuclear and military activity by North Korea. Strained relations may cause uncertainty in the Japanese markets and adversely affect the overall Japanese economy in times of crisis. China has become an important trading partner with Japan, yet the countries’ political relationship has become strained. Should political tension increase, it could adversely affect the economy, especially the export sector, and destabilize the region as a whole. Japan is located in a part of the world that has historically been prone to natural disasters such as earthquakes, volcanoes and tsunamis and is economically sensitive to environmental events. Any such event, such as the major earthquake and tsunami which struck Japan in March 2011, could result in a significant adverse impact on the Japanese economy.

Historically, Japan has been subject to unpredictable national politics and may experience frequent political turnover. Future political developments may lead to changes in policy that might adversely affect the Fund’s investments. In addition, the Japanese economy faces several concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the economy. Furthermore, Japan has an aging workforce. It is a labor market undergoing fundamental structural changes, as traditional lifetime employment clashes with the need for increased labor mobility, which may adversely affect Japan’s economic competitiveness. Japan also remains heavily dependent on oil.

Additional Fund Information (cont.)

Passive Investment Risk. The Fund is not actively managed. The Fund may be affected by a general decline in the market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merit. NTI does not attempt to take defensive positions in any market conditions, including declining markets.

Prepayment (or Call) Risk. Prepayment (or call) risk is a principal risk for the Fund. The issuer of a security held by the Fund (such as an asset-backed security) may under certain circumstances make principal payments on such security sooner than expected. This may occur, for example, when interest rates decline. Such sooner-than-expected principal payments may reduce the returns of the Fund because the Fund is forced to forego expected future interest payments on the principal amount paid back early and the Fund may be forced to reinvest the money it receives from such early payments at the lower prevailing interest rates.

Securities Lending Risk. In order to generate additional income, the Fund may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, the Fund will receive collateral equal to at least 100% of the value of the securities loaned.

Securities lending may represent no more than one-third of the value of the Fund’s total assets (including the loan collateral). Any cash collateral received by the Fund in connection with these loans may be invested in a variety of short-term investments, either directly or indirectly through money market portfolios. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in this Prospectus regarding the Fund’s investments in particular types of securities.

A principal risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligation to return the securities. In this event, the Fund could experience delays in recovering its securities and possibly may incur a capital loss. The Fund will be responsible for any loss that might result from its investment of the cash collateral it receives from a borrower. Additionally, the amount of the Fund’s distributions that qualify for taxation at reduced long-term capital gains rates for individuals, as well as the amount of the Fund’s distributions that qualify for the dividends received deduction available to corporate shareholders (together, “qualifying dividends”) may be reduced as a result of the Fund’s securities lending activities. This is because any dividends paid on securities while on loan will not be deemed to have been received by the Fund, and the equivalent amount paid to the Fund by the borrower of the securities will not be deemed to be a qualifying dividend.

Substantial Volatility Risk. The value of the securities in the Fund’s portfolio may fluctuate, sometimes rapidly and unpredictably at a greater level than the overall market. The value of a security may fluctuate due to factors affecting markets generally or particular industries. This volatility may affect the Fund’s NAV. The Underlying Index was created to seek higher yield than the Parent Index and has exposure to securities likely to be more volatile than other similar securities. There is a risk that the Fund could have substantial volatility.

Tracking Error Risk. Tracking error risk is the risk that the Fund’s performance may vary substantially from the performance of the Underlying Index it tracks as a result of imperfect correlation between the Fund’s securities and those of the Underlying Index. Imperfect correlation may result from share purchases and redemptions, expenses, cash holdings, changes in the Underlying Index, asset valuations, costs of entering into foreign currency forward contracts, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions (such as tax-related diversification requirements that apply to the Fund but not to the Underlying Index) and timing variances, among other factors. The Fund may experience higher tracking error than other fixed income index ETFs that do not track and comprised of non-investment grade securities. This risk may be heightened during times of increased market volatility or other unusual market conditions. To the extent that the Fund uses a representative sampling indexing strategy, the Fund may not fully replicate its Underlying Index and may not hold securities included in its Underlying Index. Therefore, the Fund is subject to management risk. That is, NTI’s indexing strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

U.S. Issuer Risk. The Fund may have significant exposure to U.S. issuers. Decreasing imports or exports, changes in trade regulations and/or an economic recession in the United States may have a material

Additional Fund Information (cont.)

adverse effect on the U.S. economy. The financial crisis that began in 2007 caused a significant decline in the value and liquidity of issuers in the United States. Policy and legislative changes in the United States are changing many aspects of financial and other regulation and may have a significant effect on the U.S. markets generally, as well as the value of certain securities. In addition, a continued rise in the U.S. public debt level or U.S. austerity measures may adversely affect U.S. economic growth and the securities to which the Fund has exposure.

Valuation Risk. The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets, or that are valued using a fair value methodology. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise.

Value Score Risk is the risk that the Fund’s investment in companies whose securities are believed to be undervalued will not appreciate in value as anticipated. Although the Underlying Index is designed to measure a portfolio of bonds of companies with the potential for higher yields relative to the Parent Index, there is no assurance that the Underlying Index or Fund will be comprised of such securities or that companies that have historically exhibited fundamentals consistent with higher yields will continue to do so.

Additional Information About the Fund’s Investments and Other Risks

The principal risks of investing in the Fund is described under the “Fund Summary” above, and in “Additional Information About the Fund’s Principal Risks” above on page [  ]. This section provides additional information about some of the investments and related risks described under the “Fund Summary” for the Fund above. It also describes additional risks faced by the Fund and investment techniques that may be used by the Fund from time to time. This Prospectus does not attempt to disclose all of the various types of instruments and investment techniques that may be used by the Fund. As with any fund, investors in the Fund rely on the professional investment judgment and skill of the Investment Adviser and the individual portfolio managers. Please see the Statement of Additional Information for more information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Fund.

Borrowings and Reverse Repurchase Agreements. To the extent consistent with its investment policies, the Fund may borrow money and enter into reverse repurchase agreements in amounts not exceeding one-third of the value of its total assets (including the amount borrowed). The Fund may enter into reverse repurchase agreements when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Reverse repurchase agreements involve the sale of securities held by the Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest).

Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that (a) the interest income earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction; (b) the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities; and (c) the securities may not be returned to the Fund.

Fixed-Income Instruments. Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. As a result, the values of many types of securities have been reduced. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. In addition, political events within the U.S.

Additional Fund Information (cont.)

and abroad, such as the U.S. government’s recent inability to agree on a long-term budget and deficit reduction plan, the federal government shutdown and threats to not increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty.

Large Shareholder Risk. To the extent a significant percentage of the shares of the Fund are owned or controlled by a small number of account shareholders (or a single account shareholder), including funds or accounts over which the Investment Adviser or an affiliate of the Investment Adviser has investment discretion, the Fund is subject to the risk that those shareholders may purchase or redeem Fund shares in significant amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Investment Adviser or an affiliate of the Investment Adviser and may adversely affect the Fund’s performance if the Investment Adviser is forced to sell portfolio securities or invest cash when the Investment Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of the Fund’s portfolio, increase the Fund’s transaction costs, and accelerate the realization of taxable income and/or gains.

Repurchase Agreements. To the extent consistent with its investment policies, the Fund may enter into repurchase agreements with financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Investment Adviser. Repurchase agreements involve the purchase of securities by the Fund subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. In the event of a default, the Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is unenforceable by the Fund.

The Fund intends to enter into transactions with counterparties that are creditworthy at the time of the transactions. There is always the risk that the Investment Adviser’s analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties. With respect to collateral received in repurchase transactions or other investments, the Fund may have significant exposure to the financial services and mortgage markets. Such exposure, depending on market conditions, could have a negative impact on the Fund, including minimizing the value of any collateral.

Rule 144A Securities. Rule 144A securities may be resold only to qualified institutional buyers and other conditions are met for resale. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities or it may be able to sell such securities only at prices lower than if such securities were more widely held or traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV due to the absence of an active trading market. There can be no assurance that a security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund.

In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the Securities and Exchange Commission adopted Rule 144A under the Securities Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund’s illiquidity.

Additional Fund Information (cont.)

Variable and Floating Rate Instruments. The Fund may invest in variable and floating rate instruments to the extent consistent with its investment objective and strategies. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin tied to a specified index rate. These instruments include variable amount master demand notes, long-term variable and floating rate bonds where the Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date. Some variable and floating rate instruments have interest rates that periodically are adjusted as a result of changes in inflation rates.

Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments. In addition, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s or guarantor’s creditworthiness.

Zero Coupon and Payment-In-Kind Bonds. The Underlying Index of the Fund may include zero coupon and payment-in-kind bonds. These are securities issued at a discount from their face value because interest payments typically are postponed until maturity. Interest payments on payment-in-kind securities are payable by the delivery of additional securities. The amount of the discount rate varies depending on factors such as the time remaining until maturity, prevailing interest rates, a security’s liquidity and the issuer’s credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments.

The market prices of zero coupon and payment-in-kind generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. The Fund’s investments in zero coupon and payment-in-kind bonds may require the Fund to sell some of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.flexshares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-855-FLEXETF (1-855-353-9383) or visiting the Trust’s website at www.flexshares.com.

Description of Fund Management

Investment Adviser

Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”), a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. NTI is located at 50 South LaSalle Street, Chicago, IL 60603.

NTI is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds. Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended.

As of December 31, 2017, Northern Trust Corporation, through its affiliates, had assets under investment management of $1.2 trillion and assets under custody of $10.7 trillion.

Under the Investment Advisory Agreement with the Fund, NTI, subject to the general supervision of the Trust’s Board of Trustees, is responsible for making investment decisions for the Fund and for placing purchase and sale orders for portfolio securities.

As compensation for its advisory services and assumption of Fund expenses, NTI is entitled to a unitary management fee, computed daily and payable monthly at the annual rate of [    ]% of the Fund’s average daily net assets.

From the unitary management fee, NTI pays most of the expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services. However, under the Investment Advisory Agreement, it is not responsible for interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

NTI has contractually agreed to reimburse the Fund its proportionate share of the fees and expenses of the Trust’s independent trustees and their independent legal counsel until [            ], 2019. After this date, NTI and the Fund may mutually agree to extend the contractual arrangements. The Fund’s Board of Trustees may terminate the contractual arrangements at any time if it determines that it is in the best interest of the Fund and its shareholders. A discussion regarding the Board of Trustees’ basis for its approval of the Advisory Agreement for the Fund will be available in the Trust’s report to shareholders for the period ended October 31, 2018.

Portfolio Managers

NTI manages assets collectively on a team basis, which allows the firm to maintain continuity of the investment management process. NTI’s Chief Investment Officer leads various teams with respect to strategic overall investment management decisions and the development of investment strategies. Senior investment professionals from NTI’s portfolio management teams are involved in various aspects of managing the FlexShares Funds. Portfolio managers within each specialized team are responsible for the day-to-day management of specific investment strategies and funds.

The individual Portfolio Managers who, as a team, are collectively responsible for the day-to-day management of Fund are:

        [                                        ]

Additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Fund is available in the SAI.

Description of Fund Management (cont.)

Administrator, Custodian, Transfer Agent and Securities Lending Agent

JPMorgan Chase Bank, N.A. (“JPMorgan”) is the administrator, custodian, transfer agent and securities lending agent for the Fund.

Distributor

Foreside Fund Services, LLC, a Delaware limited liability company, serves as the distributor (“Distributor”) of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of any Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is Three Canal Plaza, Portland, Maine 04101. The Distributor is not affiliated with NTI or with JPMorgan or its affiliates.

Shareholder Information

Additional shareholder information is available free of charge by calling toll-free: 1-855-FLEXETF (1-855-353-9383) or visiting the Trust’s website at www.flexshares.com.

Buying and Selling Shares

Shares of the Fund trade on national securities exchanges during the trading day. Shares can be bought and sold throughout the trading day like other shares of publicly traded securities. There is no minimum investment. When buying or selling shares through a broker, you will incur customary brokerage commissions and charges. In addition, you will also incur the cost of the “spread,” which is the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread with respect to shares of the Fund varies over time based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. Because of the costs of buying and selling Fund shares, frequent trading may reduce investment return and an investment in the Fund may not be advisable for investors who anticipate regularly making small investments.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section on page [  ]. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

Shares of the Fund trade under the trading symbol listed for the Fund on the front cover of this Prospectus.

The Trust’s Board of Trustees has adopted a policy whereby the Fund does not monitor for frequent purchases and redemptions of Fund shares (“frequent trading”). The Board of Trustees believes that a frequent trading monitoring policy is unnecessary for the Fund because shares of the Fund are listed and traded on national securities exchanges. Therefore, it is unlikely that a shareholder could take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV, because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under “Creations and Redemptions.”

The Fund is listed on the [NYSE Arca, Inc]. The [NYSE Arca] is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including shares of the Fund. The SEC has granted an exemptive order to the Trust permitting registered investment companies to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions.

Book Entry

Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered

Shareholder Information (cont.)

owner of shares. Therefore, to exercise any rights as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book entry or “street name” form.

Share Prices

The trading prices of shares in the secondary market may differ in varying degrees from their daily NAVs and can be affected by market forces such as supply and demand, economic conditions and other factors.

The approximate value of shares of the Fund, known as the “indicative optimized portfolio value” (“IOPV”) will be disseminated every fifteen seconds throughout the trading day by the national securities exchange on which the Fund is listed or by other information providers or market data vendors. The IOPV is based on the current market value of the securities and cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. The IOPV should not be viewed as a “real-time” update of the NAV, because the IOPV may not be calculated in the same manner as the NAV, which is computed once a day as discussed below. The IOPV is generally determined by using current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and make no warranty as to its accuracy.

Determination of Net Asset Value

The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading, based on prices at the time of closing provided that any U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of all assets of the Fund

(including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of the Fund’s shares outstanding.

The investments of the Fund are valued at fair value pursuant to the pricing policy and procedures approved by the Board of Trustees. The Fund’s investments are valued using market quotations when available. When market quotations are not readily available, are deemed unreliable, or do not reflect material events occurring between the close of local markets and the time of valuation, the Fund values securities at fair value as determined in good faith in accordance with the Fund’s fair value pricing procedures as approved by the Board of Trustees. Such circumstances include periods when trading in a security is suspended, the exchange or market on which a security trades closes early, the trading volume in a security is limited, corporate actions and announcements take place, or regulatory news affecting an issuer is released, such as government approvals. Additionally, the Trust, in its discretion, may make adjustments to the prices of securities held by the Fund if an event occurs after the publication of market values normally used by the Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and the Trust’s fair value procedures. Other events that can trigger fair valuing of foreign securities include, for example, significant fluctuations in general market indicators, government actions, or natural disasters.

The use of fair valuation involves the risk that the values used by the Fund to price their investments may be higher or lower than the values used by other investment companies and investors to price the same investments. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a portfolio security may be materially different than the value that could be realized upon the sale of such security. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s Underlying Index. This difference may adversely affect the Fund’s ability to track its Underlying Index.

Security prices are generally provided by independent pricing services. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or

Shareholder Information (cont.)

American Depositary Receipts (“ADRs”), are valued at the closing price or last sales price reported on the exchange or system where the security is principally traded. The closing price for securities traded on the NASDAQ/NMS is the Nasdaq Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value is determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales of the security for that day on any exchange or system, the security is valued at fair value pursuant to the Trust’s fair value procedures.

Securities that are traded regularly in the over-the-counter market (other than the NASDAQ/NMS), including securities listed on exchanges but primarily traded over-the-counter, are valued on the basis of bid quotes or the mean between the bid and asked quotes based upon quotes furnished by one or more broker-dealers or market makers for those securities. Securities that may be traded over-the-counter include equity securities, fixed-income securities, non-exchange-listed foreign securities, and certain derivative instruments. Fixed income securities may be valued using prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models, as well as recent market transactions for the same or similar assets, to derive values when such prices are believed to reflect fair market values of such securities. Such prices may be determined by taking into account securities prices, yields, maturities, call features, ratings, prepayment speeds, credit risks, cash flows, institutional size trading in similar groups of securities and developments related to specific securities. Fixed-income securities maturing within a relatively short period, less than 60 days, are valued at amortized cost when they approximate fair value.

Foreign equity securities are generally priced at the closing price or last sales price reported on the foreign exchange on which they are principally traded. If there have been no sales for that day on the exchange, then the value is determined with reference to the last sale price on any other exchange. If there have been no sales of the security for that day, the security will be valued at fair value pursuant to the Trust’s fair value procedures. Spot and forward foreign currency exchange contracts generally are valued using an independent pricing service. The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by NTI as investment adviser. Any use of a different rate from the rates used by the Index Provider may adversely affect the Fund’s ability to track its Underlying Index.

Exchange-traded financial futures and options thereon are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided bid prices, as are swaps. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. If there was no sale on that day, and for other non-exchange traded derivatives, the contract is valued at fair value pursuant to the Trust’s fair value procedures.

The Fund relies on various sources to calculate its NAV. The ability of the Fund’s administrator to calculate the NAV per share of the Fund is subject to operational risks associated with processing or human errors, systems or technology failures, and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of the Fund’s NAV s and/or the inability to calculate NAV over extended time periods. The Fund may be unable to recover any losses associated with such failures, and it may be necessary for alternative procedures to be followed to price portfolio securities when determining the Fund’s NAVs.

Distribution and Service Plan

The Trust has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution and other fees for the sale and distribution of its shares. Because these fees would be paid out of the Fund’s assets on an on-going basis, over time these fees would increase the cost of your investment and may cost you more than paying other types of sales charges. Payments to financial intermediaries under the Plan are tied directly to their own out-of-pocket expenses. As of this date, the Plan has not been implemented with respect to the Fund. The Plan may not be implemented without further Board of Trustees approval. The maximum distribution fee is 0.25% of the Fund’s average net assets under the Plan. The Fund does not expect to pay any 12b-1 fees during the current and next fiscal years.

Shareholder Information (cont.)

Dividends and Distributions

Dividends from net investment income, including any net foreign currency gains, are generally declared and paid by the Fund according to the following schedule:

Dividends from Net Investment Income:
Fund	Declared and Paid Quarterly	Declared and Paid Monthly
FlexShares® High Yield Value-Scored US Bond Index Fund		✓

Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to improve tracking error, to preserve its status as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants to beneficial owners then of record with proceeds received from the Fund. Dividends and securities gains distributions are distributed in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Tax Considerations

The following is a summary of certain federal income tax considerations that may be relevant to an investor in the Fund. The discussions of the federal tax consequences in this Prospectus are based on the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this Prospectus. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive. Except where otherwise indicated, the discussion relates to shareholders who are individual United States citizens or residents and is based on current tax law. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

The Fund intends to qualify as a regulated investment company for federal income tax purposes, and to distribute to shareholders substantially all of its net investment income and net capital gain each year. Except as otherwise noted below, you will generally be subject to federal income tax on the Fund’s distributions to you. For federal income tax purposes, Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income. Distributions attributable to net capital gain (the excess of net long-term capital gains over net short-term capital losses) of the Fund generally are taxable to you as long-term capital gains. This is true no matter how long you own your shares. The maximum long-term capital gain rate applicable to individuals, estates and trusts is 20%. Every year, you will be provided information detailing the amount of ordinary income and capital gains distributed to your account for the previous year.

U.S. individuals with “modified adjusted gross income” exceeding $200,000 ($250,000 if married and filing jointly) and trusts and estates with income above certain thresholds will be subject to the Medicare contribution tax on their “net investment income,” which includes interest, dividends and capital gains at a rate of 3.8%.

A portion of distributions paid by the Fund to shareholders who are corporations also may qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of the Fund’s securities lending activities (if any), by a high portfolio turnover rate or by investments in debt securities or foreign corporations.

Shareholder Information (cont.)

Dividends and distributions from the Fund will generally be taxable to you in the tax year in which they are paid, with one exception. Dividends and distributions declared by the Fund in October, November or December and paid in January are taxed as though they were paid by December 31.

Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital and will reduce the shareholder’s basis in his shares of the Fund. To the extent such distribution exceeds the shareholder’s basis, the distribution will result in a capital gain (if the shareholder holds his shares of the Fund as capital assets) as if the shareholder sold his shares. Such capital gain will be long term capital gain if the shareholder held the shares for more than one year.

The Fund may be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. If at the close of the taxable year more than 50% in value of the Fund’s assets consists of stock in foreign corporations, the Fund will be eligible to make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either: (1) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit; or (2) to take that amount as an itemized deduction. If the Fund is not eligible to make this election or if it is eligible and does not make the election, it will be entitled to deduct such taxes in computing the amounts they are required to distribute.

If you: (a) have provided either an incorrect Social Security Number or Taxpayer Identification Number or no number at all; (b) are subject to withholding by the IRS for prior failure to properly include on your return payments of interest or dividends; or (c) have failed to certify, when required to do so, that you are not subject to backup withholding or are an “exempt recipient,” then 24% of the dividends and distributions payable to you will be withheld and remitted to the IRS.

The sale or redemption of Fund shares is a taxable event on which a gain or loss may be recognized. The amount of gain or loss is based on the difference between your tax basis in the Fund shares and the amount you receive for them upon disposition. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them. Gains and losses on shares held for twelve months or less will generally constitute short-term capital gains, except that a loss on shares held six months or less will be recharacterized as a long-term capital loss to the extent of any capital gains distributions that you have received on the shares. A loss realized on a sale or exchange of Fund shares may be disallowed under the so-called “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA or other tax-qualified plan will not be currently taxable unless shares are acquired with borrowed funds. Distributions may be taxable upon withdrawal from tax-deferred accounts.

Except as stated below, you may be subject to state and local taxes on Fund distributions and redemptions. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest on certain types of federal securities or interest on securities issued by the particular state or municipalities within the state.

U.S. Tax Treatment of Foreign Shareholders. Nonresident aliens, foreign corporations and other foreign investors in the Fund will generally be exempt from U.S. federal income tax on Fund distributions attributable to net capital gains. The exemption may not apply, however, if the investment in the Fund is connected to a trade or business of the foreign investor in the United States or if the foreign investor is present in the United States for 183 days or more in a year and certain other conditions are met.

Fund distributions attributable to the other categories of Fund income, such as dividends from companies whose securities are held by the Fund and interest on debt securities, will generally be subject to a 30% withholding tax when paid to foreign shareholders. However, certain interest related dividends and short term capital gain dividends as designated by the Fund are not subject to this 30% withholding tax if the shareholder provides a properly completed Form W-8BEN or

Shareholder Information (cont.)

W-8BEN-E, as applicable. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder’s country of residence or incorporation, provided that the shareholder furnishes the Fund with a properly completed Form W-8BEN or W-8BEN-E, as applicable to establish entitlement for these treaty benefits. In addition, the Fund will be required to withhold 30% tax on payments to foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act.

Notwithstanding the foregoing, gains from United States Real Property Interests (as defined in the Code) are subject to different rules, as discussed below.

Except as described above, a foreign investor will generally not be subject to U.S. tax on gains realized on sales or exchanges of Fund shares unless the investment in the Fund is connected to a trade or business of the investor in the United States or if the investor is present in the United States for 183 days or more in a year and certain other conditions are met. All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Fund.

Taxes on Creations and Redemptions of Creation Units. A person who purchases a Creation Unit by exchanging securities in-kind generally will recognize a gain or loss equal to the difference between the market value of the Creation Units at that time, and the purchaser’s aggregate basis in the securities surrendered and any net cash paid. A person who redeems Creation Units and receives securities in-kind from the Fund will generally recognize a gain or loss equal to the difference between the redeemer’s basis in the Creation Units, and the aggregate market value of the securities received and any net cash received. The Internal Revenue Service, however, may assert that a loss realized upon an in-kind exchange of securities for Creation Units or an exchange of Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on a basis that there has been no significant change in economic position. Persons effecting in-kind creations or redemptions should consult their own tax adviser with respect to these matters.

There are certain tax requirements that the Fund must follow in order to qualify as a regulated investment company and to avoid federal income taxation. In their efforts to adhere to these requirements, the Fund may have to limit its investment activity in some types of instruments.

Consult Your Tax Professional. Your investment in the Fund could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in the Fund. More tax information is provided in the SAI. This short summary is not intended as a substitute for careful tax planning.

Creations and Redemptions

Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of a specified number of shares or multiples thereof as follows:

NAME OF FUND	NUMBER OF SHARES PER CREATION UNIT
FlexShares® High Yield Value-Scored US Bond Index Fund	[ ]

Each “creator” or “Authorized Participant” enters into an authorized participant agreement with Foreside Fund Services, LLC, the Fund’s distributor. Only an Authorized Participant may create or redeem Creation Units directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund cash and/or a designated portfolio of securities (“Deposit Securities”) approximating the holdings of the Fund in exchange for a specified number of Creation Units.

Similarly, shares can be redeemed only in Creation Units, for cash and/or in-kind for a portfolio of securities held by the Fund (“Fund Securities”). EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

Shareholder Information (cont.)

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Units. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund’s SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the Securities Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the Securities Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is available only with respect to transactions on a national securities exchange.

Transaction Fees

The Fund will impose a purchase transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay a higher fee to compensate for brokerage and market impact expenses and other associated costs. The standard creation and redemption transaction fees for creations and redemptions in kind for the Fund are discussed below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge and will be the amount indicated below regardless of the number of Creation Units purchased by an investor on the same day. Similarly, the redemption transaction fee will be the amount indicated regardless of the number of Creation Units redeemed that day. NTI may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services.

The standard creation and redemption transaction fees for creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) will also be subject to an additional fee up to the maximum amount shown below under “Maximum Additional Variable Charge for Cash Purchases/Maximum Additional Variable Charge for Cash Redemptions.” In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring the securities to the Fund. Redeemers of shares in Creation Units are responsible for the costs of transferring the securities from the Fund.

Investors who use the services of a broker or other such intermediary may pay fees for such services. The following table also shows, as of [            , 2018], the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Shareholder Information (cont.)

	Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
FlexShares® High Yield Value-Scored US Bond Index Fund	$ [ ]	[ ]	$ [ ]	[ ]%	[ ]%

* As a percentage of the net asset value per Creation Unit, inclusive, in the case of redemption, of the standard redemption transaction fee.

Householding

Householding is an option available to certain investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names.

Householding is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

Financial Highlights

There are no financial highlights for the Fund because it had not commenced operations as of the date of this Prospectus.

More Information About The Underlying Index And Index Provider

The Northern Trust High Yield Value-Scored US Corporate Bond IndexSM (the “Northern Trust Index”) is the property of NTI and has been licensed for use by the FlexShares High Yield Value-Scored US Bond Index Fund (the “Fund”).

NTI is the index provider of the Northern Trust Index and serves as the Investment Adviser of the Fund. NTI has adopted policies and procedures designed to minimize or eliminate potential conflicts of interest; prevent certain persons from having any advantage over other market participants with respect to prior knowledge of companies that may be added to, or deleted from, the Northern Trust Index or from the portfolios of the Fund that tracks the Northern Trust Index; and prevent the dissemination or use of non-public information about pending changes to index constituents or methodology.

Disclaimers

NTI does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein or the descriptions of the Index Provider, and NTI shall have no liability for any errors, omissions, or interruptions therein.

NTI makes no warranty, express or implied, as to results to be obtained by the Fund, to the owners of the shares of the Fund, or to any other person or entity, from the use of the Underlying Index or any data included therein. NTI makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to any Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NTI have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

* * *

Northern Trust Investments, Inc. and the Fund make no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund in particular or the ability of the Northern Trust Index to track general stock market performance. Northern Trust Investments, Inc. is the licensor of certain trademarks, service marks and service names of the Fund. Northern Trust Investments, Inc. has no obligation to take the needs of FlexShares Trust, the Fund or the owners of the Fund into consideration in determining, composing or calculating the Northern Trust Index.

NEITHER THE FUND NOR NORTHERN TRUST INVESTMENTS, INC. GUARANTEE THE ACCURACY, COMPLETENESS OR PERFORMANCE OF THE NORTHERN TRUST INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY IN CONNECTION WITH THE NORTHERN TRUST INDEX OR NORTHERN TRUST INDEX CALCULATION. NORTHERN TRUST INVESTMENTS, INC. MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FLEXSHARES TRUST, THE FUND OR OWNERS OR USERS OF THE FUND, OR

ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NORTHERN TRUST INDEX OR ANY DATA INCLUDED THEREIN. NORTHERN TRUST INVESTMENTS, INC. MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NORTHERN TRUST INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NORTHERN TRUST INVESTMENTS, INC. HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Northern Trust High Yield Value-Scored US Corporate Bond IndexSM is a service mark of NTI and has been licensed for use by FlexShares Trust. FlexShares® is a registered trademark of NTI.

* * *

[Shares of the Trust are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of any FlexShares Fund or any member of the public regarding the ability of any FlexShares Fund to track the total return performance of any Underlying Index or the ability of any Underlying Index identified herein to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of any Underlying Indices, nor in the determination of the timing of, prices of, or quantities of the shares of any FlexShares Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of any FlexShares Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of any Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust

Disclaimers (cont.)

on behalf of its FlexShares Funds as licensee, licensee’s customers and counterparties, owners of the shares of the Trust, or any other person or entity from the use of any Underlying Index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties, and hereby expressly disclaim all warranties of merchantability or fitness for a particular purpose with respect to any Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.]

Supplemental Information

I. Premium/Discount Information

Information about the differences between the daily market prices on secondary markets for shares of the Fund and the Fund’s net asset values for various time periods, as applicable, is available by visiting the Fund’s website at www.flexshares.com.

II. Total Return Information

Information about the differences between the daily market prices on secondary markets for shares of the Fund and the Fund’s net asset value for various time periods, as applicable, is available by visiting the Fund’s website at www.flexshares.com.

Additional information about the total return of the Fund and its Underlying Index for various time periods, as applicable, is available by visiting the Fund’s website at www.flexshares.com.

For More Information

Annual/Semi-Annual Reports and Statement of Additional Information (“SAI”)

Additional information about the Fund’s investments will be available in the Trust’s annual and semi-annual reports to shareholders.

Additional information about the Fund and its policies also is available in the Fund’s SAI. The SAI is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

The Trust’s annual and semiannual reports and the SAI are available free on the Trust’s website at www.flexshares.com, and upon request by calling the Fund at 1-855-FLEXETF (1-855-353-9383) or by sending an email request to: info@flexshares.com. The SAI and other information are available from a financial intermediary (such as a broker-dealer or bank) through which the Fund’s shares may be purchased or sold.

TO OBTAIN OTHER INFORMATION AND FOR SHAREHOLDER INQUIRIES:

By Telephone

Call 1-855-FLEXETF (1-855-353-9383)

By Mail

FlexShares® ETFs

c/o Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

On the Internet

The Fund’s documents are available online and may be downloaded from:

•	The SEC’s website at www.sec.gov (text-only)

•	FlexShares® Trust’s website at www.flexshares.com

You may review and obtain copies of FlexShares® Trust documents by visiting the SEC’s Public Reference Room in Washington, D.C. You also may obtain copies of FlexShares® Trust documents by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by electronic request to: publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090.

811-22555

Subject to Completion

The information in the statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

FlexShares® Trust

Statement of Additional Information

Dated             , 2018

This Statement of Additional Information (the “SAI”) is not a prospectus. It should be read in conjunction with the current prospectus (the “Prospectus”) for the following Fund of the FlexShares Trust (the “Trust”) as such Prospectus may be revised or supplemented from time to time:

Fund	Ticker	Stock Exchange
FlexShares® High Yield Value-Scored US Bond Index Fund		[NYSE Arca, Inc.]

The Prospectus for the Fund of the FlexShares Trust included in this SAI is dated             , 2018. Capitalized terms used herein that are not defined have the same meanings as in the Prospectus, unless otherwise noted. Copies of the Prospectus may be obtained without charge by visiting www.flexshares.com, writing to FlexShares ETFs, c/o Foreside Fund Services, LLC, Three Canal Plaza, Portland, Maine 04101 or calling 1-855-FLEXETF (1-855-353-9383). FlexShares® is a registered trademark of Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”).

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency or The Northern Trust Company (“TNTC”), its affiliates, subsidiaries or any other bank. An investment in the Fund involves investment risks, including possible loss of principal.

-i -

-ii -

GENERAL DESCRIPTION OF THE TRUST AND THE FUND

The Trust was formed as a Maryland Statutory Trust on May 13, 2010, originally named NT ETF Trust, and renamed FlexShares Trust as of April 12, 2011. The Trust is authorized to have multiple series or portfolios. The Trust is an open-end, management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). This SAI relates to the following non-diversified fund (the “Fund”):

FlexShares High Yield Value-Scored US Bond Index Fund

The investment objective of the Fund is to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index (the “Underlying Index”). The Fund is managed by NTI, a subsidiary of Northern Trust Corporation.

The Fund offers and issues shares at its net asset value per share (“NAV”) only in aggregations of a specified number of shares (each, a “Creation Unit” or a “Creation Unit Aggregation”), generally in exchange for a specified basket of securities (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). The shares of the Fund are listed and traded on the [NYSE Arca, Inc.], a national securities exchange (the “Listing Exchange”). Shares trade in the secondary market and elsewhere at market prices that may be at, above or below NAV. Shares are redeemable only in Creation Unit Aggregations, and, generally, in exchange for portfolio securities and a Cash Component. The number of shares of a Creation Unit of the Fund are as follows:

NAME OF FUND	NUMBER OF SHARES PER CREATION UNIT
FlexShares High Yield Value-Scored US Bond Index Fund	[ ]

The Trust reserves the right to offer a “cash” option for creations and redemptions of shares as more fully described in the “Purchase and Redemption of Creation Unit Aggregations” section of this SAI. Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 110%, which percentage NTI may change from time to time, of the market value of the missing Deposit Securities. See the “Purchase and Redemption of Creation Unit Aggregations” section of this SAI. In each instance of cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such conditions and fees will be limited in accordance with the requirements of the U.S. Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities.

ADDITIONAL INVESTMENT INFORMATION

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Prospectus in the “Shareholder Information” section. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.

Shares of the Fund are listed for trading on at least one Listing Exchange, and trade throughout the day on the Listing Exchange and other secondary markets. In addition, the Fund may be traded on certain foreign exchanges. There can be no assurance that the requirements of a Listing Exchange necessary to maintain the listing of shares of the Fund will continue to be met. A Listing Exchange may, but is not required to, remove the shares of the Fund from listing if: (1) following the initial twelve-month period beginning upon the commencement of trading of the Fund, there are fewer than fifty (50) record and/or beneficial holders of the Fund for thirty (30) or more consecutive trading days; (2) the value of the Underlying Index on which the Fund is based is no longer calculated or available; (3) the “indicative optimized portfolio value” (“IOPV”) of the Fund is no longer calculated or available; or (4) any other event shall occur or condition exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. A Listing Exchange will remove the shares of the Fund from listing and trading upon termination of the Fund.

As in the case of other publicly-traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

In order to provide additional information regarding the indicative value of shares of the Fund, the Listing Exchange disseminates every fifteen seconds, through the facilities of the Consolidated Tape Association, an updated IOPV for the Fund as calculated by an information provider or market data vendors. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs, and makes no representation or warranty as to the accuracy of the IOPVs.

An IOPV has a securities value component and a cash component. The securities values included in an IOPV are the values of the Deposit Securities for the Fund. While the IOPV reflects the current market value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit Aggregation, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time because the current portfolio of the Fund may include securities that are not a part of the Deposit Securities. Therefore, the Fund’s IOPV disseminated during the Listing Exchange trading hours should not be viewed as a real time update of the Fund’s NAV, which is calculated only once a day.

In addition to the securities component described in the preceding paragraph, the IOPV for the Fund includes a cash component consisting of estimated accrued interest, dividends and other income, less expenses.

The Trust reserves the right to adjust the share prices of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

The following supplements the information contained in the Prospectus concerning the investment objective, strategies and risks of the Fund.

The investment objective of the Fund may be changed without shareholder approval. Except as expressly noted below, the Fund’s investment strategies may be changed without shareholder approval. In addition to the instruments discussed below and in the Prospectus, the Fund may purchase other types of financial instruments, however designated, whose investment and credit quality characteristics are determined by NTI to be substantially similar to those of any other investment otherwise permitted by the Fund’s investment strategies. The Fund operates as an index fund and will not be actively managed. Adverse performance of a security in the Fund’s portfolio will ordinarily not result in the elimination of the security from the Fund’s portfolio. The Fund generally will invest under normal circumstances at least 80% of its total assets in the securities of its Underlying Index. To the extent consistent with its investment policies, the Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts, options on futures contracts, options and swaps, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index.

NTI uses a representative sampling strategy to manage the Fund. However, the Fund reserves the right to use a replication indexing strategy if NTI determines that it is in the best interests of the Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. Securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation, duration, maturity and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities that are included in its Underlying Index. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

The Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of the Fund’s Underlying Index. The Fund has also adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy. For these purposes, “net assets” is measured at the time of purchase.

BANK LOANS. The primary risk in an investment in loans is that borrowers may be unable to meet their interest and/or principal payment obligations. Loans in which the Fund invests may be made to finance highly leveraged borrowers which may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans in which the Fund may invest may be either collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in loans that hold a more senior position in the borrower’s capital structure and/or are secured with collateral. In addition, loans are generally subject to liquidity risk. The Fund may acquire interests in loans by purchasing participations in and/or assignments of portions of loans from third parties. Transactions in loans may settle on a delayed basis. As a result, the proceeds from the sale of a loan may not be available to make additional investments or to meet the Fund’s redemption obligations.

BONDS. The Fund invests primarily in bonds. A bond is an interest-bearing security issued by a company, governmental unit or, in some cases, a non-U.S. public or private entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of “floating-rate” or “variable-rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. The Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

CALCULATION OF PORTFOLIO TURNOVER RATE. The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and be affected by many different factors, including reconstitution or rebalancing of an Underlying Index, cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment.

COMMERCIAL PAPER, BANKERS’ ACCEPTANCES, CERTIFICATES OF DEPOSIT, TIME DEPOSITS AND BANK NOTES. To the extent consistent with its investment objective and strategies, the Fund may invest in commercial paper, bankers’ acceptances, certificates of deposit, time deposits and bank notes. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against the Fund deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes generally rank junior to deposit liabilities of banks and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as “other borrowings” on a bank’s balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the FDIC or any other insurer. Deposit notes are insured by the FDIC only to the extent of $250,000 per depositor per bank.

The Fund may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit (“ECDs”), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits (“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits (“CTDs”), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit (“Yankee CDs”), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers’ Acceptances (“Yankee BAs”), which are U.S. dollar denominated bankers’ acceptances issued by a U.S. branch of a foreign bank and held in the United States.

Commercial paper is generally unsecured and usually discounted from its value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Commercial paper purchased by the Fund may include asset-backed commercial paper. Asset backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such an issuer’s underlying asset portfolio and the issuer’s ability to issue new asset-backed commercial paper. Investments in commercial paper are subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its obligations with respect to its outstanding commercial paper, also known as rollover risk. Commercial paper is also susceptible to changes in the issuer’s financial condition or credit quality. In addition, under certain circumstances, commercial paper may become illiquid or may suffer from reduced credit quality.

CONVERTIBLE SECURITIES. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed-income securities.

In general, investments in lower quality convertible securities are subject to a significant risk of a change in the credit rating or financial condition of the issuing entity. Investments in convertible securities of medium or lower quality also are likely to be subject to greater market fluctuation and to greater risk of loss of income and principal due to default than investments of higher quality fixed-income securities. Such lower quality securities generally tend to reflect short-term corporate and market developments to a greater extent than higher quality securities, which react more to fluctuations in the general level of interest rates.

CYBER SECURITY ISSUES. With the increased use of the Internet and because information technology (“IT”) systems and digital data underlie most of the Fund’s operations, the Fund and the Adviser, the Administrator, the Transfer Agent, the Distributor, Authorized Participants, and the Fund’s other service providers and the vendors of each (collectively “Service Providers”) are exposed to the risk that their operations and data may be compromised as a result of internal and external cyber-failures, breaches or attacks (“Cyber Risk”). This could occur as a result of malicious or criminal cyber-attacks. Cyber-attacks include actions taken to: (i) steal or corrupt data maintained online or digitally, (ii) gain unauthorized access to or release confidential information, (iii) shut down the Fund or Service Provider website through denial-of-service attacks, or (iv) otherwise disrupt normal business operations. However, events arising from human error, faulty or inadequately implemented policies and procedures or other systems failures unrelated to any external cyber-threat may have effects similar to those caused by deliberate cyber-attacks.

Successful cyber-attacks or other cyber-failures or events affecting the Fund or their Service Providers may adversely impact the Fund or its shareholders or cause your investment in the Fund to lose value. For instance, they may impact the Fund’s ability to calculate its NAV, cause the release of confidential Fund information, impede trading, or cause reputational damage. They could also subject the Fund or its Service Providers to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. Insurance protection and contractual indemnification provisions may not be available or may be insufficient to cover these losses. The Fund or its Service Providers may also incur significant costs to manage and control Cyber Risk.

Cyber Risks are also present for issuers of securities or other instruments in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such issuers to lose value.

While the Investment Adviser, Service Providers or Authorized Participants may have established business continuity plans and risk management systems to prevent such cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber attacks may be highly sophisticated. The Fund and its shareholders could be negatively impacted as a result.

DISTRESSED COMPANIES SECURITIES RISK. The Fund may invest in distressed debt securities, many of which are not publicly traded and may involve a substantial degree of risk. Debt obligations of distressed companies typically are unrated, lower-rated or close to default. Distressed debt securities include securities of companies that are in financial distress and that may be in or about to enter bankruptcy. In certain periods, there may be little or no liquidity in the markets for these securities. In addition, the prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be difficult to obtain financial information regarding the financial condition of a borrower or issuer, and its financial condition may change rapidly. It may be more difficult to value such securities and the spread between the bid and asked prices of such securities may be greater than expected. The Fund may lose a substantial portion or all of its investment in such securities or it may be required to accept cash or securities with a value less than the Fund’s original investment. The purchase of defaulted debt securities involves risks such as the possibility of complete loss of the investment where the issuer does not restructure to enable it to resume principal and interest payments. If the issuer of a security held by the Fund defaults, the Fund may experience a significant or complete loss on the security. Securities tend to lose much of their value before the issuer defaults. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

FIXED INCOME SECURITIES. The Fund, will invest primarily in fixed income securities. Fixed income securities, including corporate debt obligations, generally expose the Fund to the following types of risk: (1) interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in the Fund’s income due to falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to the Fund); (4) prepayment risk or call risk (the likelihood that, during periods of falling interest rates, securities with high stated interest rates will be prepaid, or “called” prior to maturity, requiring the Fund to invest the proceeds at generally lower interest rates); and (5) extension risk (the likelihood that as interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, which will have the effect of locking in a below-market interest rate, increasing the security’s duration and reducing the value of the security).

In periods of declining interest rates, the yield (income from a fixed income security held by the Fund over a stated period of time) of a fixed income security may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of a fixed income security may tend to be lower than prevailing market rates. In addition, when interest rates are falling, the inflow of net new money to the Fund will likely be invested in portfolio instruments producing lower yields than the balance of the Fund’s portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. The NAV of the Fund can generally be expected to change as general levels of interest rates fluctuate. The value of fixed income securities in the Fund’s portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility.

Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. As a result, the values of many types of securities have been reduced. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. In addition, political events within the U.S. and abroad, such as the U.S. government’s recent inability to agree on a long-term budget and deficit reduction plan, the federal government shutdown and threats to not increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

FUTURES CONTRACTS AND RELATED OPTIONS. The Fund may invest up to 20% of its assets in U.S. futures contracts if NTI believes that it will help the Fund track its Underlying Index. The Fund may purchase and sell call and put options on futures contracts. These futures contracts and options will be used to simulate full investment in the Underlying Index, to facilitate trading or to reduce transaction costs. The Fund will only enter into futures contracts and options on futures contracts that are traded on a U.S. exchange. The Fund will not use futures or options for speculative purposes.

The Trust, on behalf of the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. The Investment Adviser is not subject to registration or regulations as a commodity pool operator with respect to the Fund under the Commodity Exchange Act. As a result, the Fund is limited in its ability to trade instruments subject to the CFTC’s jurisdiction, including commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, certain swaps or other investments (whether directly or indirectly through investments in other investment vehicles).

Under this exclusion, the Fund must satisfy one of the following two trading limitations whenever it enters into a new commodity trading position: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in CFTC-regulated instruments may not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). The Fund would not be required to consider its exposure to such instruments if they were held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the markets for CFTC-regulated instruments.

The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirement of the Internal Revenue Code of 1986, as amended (the “Code”) for maintaining their qualifications as regulated investment companies for federal income tax purposes.

Provisions in the Dodd-Frank Act include new capital and margin requirements and the mandatory use of clearinghouse mechanisms for many over-the-counter derivatives transactions. In connection with the Fund’s position in a futures contract or related option, the Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

For a further description of futures contracts and related options, see Appendix B to this SAI.

ILLIQUID OR RESTRICTED SECURITIES. Illiquid securities generally are any securities that cannot be disposed of promptly and in the ordinary course of business within seven days at approximately the amount at which the Fund has valued the securities. To the extent consistent with its investment policies, the Fund may invest up to 15% of its net assets in securities that are illiquid. In the event that a subsequent change in net assets or other circumstances cause the Fund to exceed this limitation, the Fund will take steps to bring the aggregate amount of liquid securities within the limitations as soon as reasonably practicable.

The Fund may purchase securities that are not registered under the Securities Act but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act (“Rule 144A Securities”). These securities will not be considered illiquid so long as the Investment Adviser determines, under guidelines approved by the Trust’s Board of Trustees, that an adequate trading market exists. This practice could increase the level of illiquidity for Rule 144A Securities during any period that qualified institutional buyers become uninterested in purchasing these securities. Under guidelines approved by the Trust’s Board of Trustees, the Investment Adviser monitors the liquidity of such securities and may consider a number of factors set forth in the guidelines to determine whether an adequate trading market exists. If an adequate trading market does not exist, the securities will be considered to be illiquid.

INVESTMENT COMPANIES. With respect to the investments of the Fund in the securities of other investment companies, such investments will be limited so that, as determined after a purchase is made, either: (a) not more than 3% of the total outstanding stock of such investment company will be owned by the Fund, the Trust as a whole and its affiliated persons (as defined in the 1940 Act); or (b) (i) not more than 5% of the value of the total assets of the Fund will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. These limits will not apply to the investment of uninvested cash balances in shares of registered or unregistered money market funds whether affiliated or unaffiliated. The foregoing exemption, however, only applies to an unregistered money market fund that: (i) limits its investments to those in which a money market fund may invest under Rule 2a-7 of the 1940 Act; and (ii) undertakes to comply with all the other provisions of Rule 2a-7.

Investments by the Fund in other investment companies, including exchange-traded funds (“ETFs”), will be subject to the limitations of the 1940 Act except as permitted by SEC orders.

To the extent consistent with its investment policies, the Fund may invest in the other exchange-traded funds managed by NTI. To the extent that the Fund invests in other exchange-traded funds managed by NTI, it will be subject to the risks associated with investing in such funds.

Certain investment companies whose securities are purchased by the Fund may not be obligated to redeem such securities in an amount exceeding 1% of the investment company’s total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

If required by the 1940 Act, the Fund expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

The Fund may adhere to other limitations with respect to its investments in securities issued by other investment companies if required or permitted by the SEC or deemed to be in the best interests of the Trust.

MONEY MARKET FUND INVESTMENTS. Certain money market funds in which the Fund may invest, including certain money market mutual funds managed by the Investment Adviser, must calculate their net asset value per share to the nearest 0.01%, which produces fluctuations in the shares’ value in response to small changes in market values. Because the share price of these money market funds will fluctuate, when the Fund sells its shares they may be worth more or less than what the Fund originally paid for them. The Fund could also lose money if the money market fund holds defaulted securities or as a result of adverse market conditions. These money market funds may impose a fee (“liquidity fee”) upon the redemption of their shares or may temporarily suspend the ability to redeem shares if the money market fund’s liquidity falls below the required minimums because of market conditions or other factors.

The Fund may also invest in money market funds that invest at least 99.5% of their assets in U.S. government securities (“government money market funds”). Government money market funds may seek to maintain a stable price of $1.00 per share and are generally not permitted to impose liquidity fees or temporarily suspend redemptions. However, government money market funds typically offer materially lower yields than other money market funds with fluctuating share prices. The Fund could lose money invested in a government money market fund. An investment in a money market fund, including a government money market fund, is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. A money market fund’s sponsor has no legal obligation to provide financial support to the money market fund, and you should not expect that the sponsor or any person will provide financial support to a money market fund at any time.

In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment.

ISSUER INSOLVENCY RISK. The Fund’s potential exposure to financially or operationally troubled issuers involves a high degree of credit and market risk, which may be heightened during an economic downturn or recession. Should an issuer of securities held by the Fund become involved in a bankruptcy proceeding, reorganization or financial restructuring, a wide variety of considerations make an evaluation of the outcome of the Fund’s exposure to the issuer uncertain.

During the period of a bankruptcy proceeding, reorganization or financial restructuring, it is unlikely that the Fund will receive any interest payments on the securities of the issuer. The Fund will be subject to significant uncertainty as to whether the reorganization or restructuring will be completed, and the Fund may bear certain extraordinary expenses to protect and recover its investment. The Fund will also be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the securities of the issuer held by the Fund will eventually be satisfied. Even if a plan of reorganization or restructuring is adopted with respect to the securities of the issuer held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such plan of reorganization or restructuring will not have a lower value or income potential than may have been anticipated or no value. The Fund may be unable to enforce its claims or rights in any collateral or may have its claims or security interest in any collateral challenged, disallowed or subordinated to the claims or security interests of other creditors. In addition, amendments to the U.S. Bankruptcy Code or other relevant laws could alter the expected outcome or introduce greater uncertainty regarding the outcome of the Fund’s securities holdings in the issuer. In a bankruptcy proceeding, a reorganization or restructuring, the securities of the issuer held by the Fund could be re-characterized or the Fund may receive different securities or other assets, including equity securities. These types of equity securities include, but are not limited to: common stock; preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts; and depositary receipts. Equity securities are subject to changes in value, and their value may be more volatile than those of other asset classes. Holders of equity securities are subject to more risk than holders of debt securities because the status of equity holders is subordinate to debtholders in an issuer’s capital structure. The value of equity securities received by the Fund could decline if the financial condition of the issuer deteriorates or if overall market and economic conditions, or conditions within the issuer’s region or industry, deteriorate. Equity securities received by the Fund through a bankruptcy proceeding, reorganization or restructuring of an issuer would not be component securities of the Fund’s Underlying Index, which could subject the Fund to additional tracking error risk.

To the extent that the Fund receives other assets in connection with a bankruptcy proceeding, reorganization or financial restructuring, the Fund may also be subject to additional risks associated with the assets received. One example of assets that the Fund could receive is an interest in one or more loans made to the issuer as part of a workout agreed to by a consortium of lienholders and creditors of the issuer. The Fund may receive such interests in loans to the extent permitted by the 1940 Act.

Securities or other assets received in a reorganization or restructuring typically entail a higher degree of risk than investments in securities of issuers that have not undergone a reorganization or restructuring and may be subject to heavy selling or downward pricing pressure after completion of the reorganization or restructuring. The post-reorganization/restructuring assets and securities may also be illiquid and difficult to sell or value. If the Fund participates in negotiations with respect to a plan of reorganization or restructuring with respect to securities of the issuer held by the Fund, the Fund also may be restricted from disposing such securities for a period of time. If the Fund becomes involved in such proceedings, the Fund may have more active participation in the affairs of the issuer than that assumed generally by an investor.

LIQUIDITY RISK MANAGEMENT RULE RISK. In October 2016, the SEC adopted a liquidity risk management rule requiring open-end funds, including ETFs such as the Fund, to establish a liquidity risk management program and enhance disclosures regarding fund liquidity. There are exclusions from certain portions of the liquidity risk management program requirements for “in-kind” ETFs. The Fund will be required to comply with certain portions of the rule by December 1, 2018. The effect the rule will have on the Fund, including the Fund’s ability to rely on the exclusions, is not yet known, but the rule may impact the Fund’s performance and ability to achieve its investment objective.

LOAN PARTICIPATIONS. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. In a typical corporate loan syndication, a number of lenders, often banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan.

Participation interests acquired by the Fund may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When the Fund acts as co-lender in connection with a participation interest or when the Fund acquires certain participation interests, the Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. For example, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses by the borrower as a result of improper conduct by the agent bank. Moreover, under the terms of the loan participation, the Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the Fund also may be subject to the risk that the agent bank may become insolvent. The secondary market, if any, for these loan participations is limited and any loan participations purchased by the Fund normally will be regarded as illiquid.

MISCELLANEOUS. Securities may be purchased on margin only to obtain such short-term credits as necessary for the clearance of purchase and sales of securities.

NON-DIVERSIFICATION RISK. Non-diversification risk is the risk that a non-diversified fund may be more susceptible to adverse financial, economic or other developments affecting any single issuer, and more susceptible to greater losses because of these developments. The Fund is classified as “non-diversified” for purposes of the 1940 Act. A “non-diversified” classification means that the Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer.

The Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a “regulated investment company” for purposes of the Code, and to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Code may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objective.

OPERATIONAL RISK. The Investment Adviser and other Fund service providers may experience disruptions or operating errors that could negatively impact the Fund. While service providers are required to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from the Fund’s in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. The Investment Adviser, through its monitoring and oversight of service providers, seeks to ensure that service providers take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors. However, it is not possible for the Investment Adviser or the other Fund service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.

OPTIONS. The Fund may invest up to 20% of its total assets in options. The Fund may buy put options, buy call options and write covered call and secured put options if NTI believes that it will help the Fund track its Underlying Index. These options may relate to particular securities, foreign and domestic stock indexes, financial instruments, foreign currencies or the yield differential between two securities (“yield curve options”) and may or may not be listed on a domestic or foreign securities exchange or issued by the Options Clearing Corporation. A call option for a particular security or currency gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price prior to the expiration of the option, regardless of the market price of the security or currency. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security or currency gives the purchaser the right to sell the security or currency at the stated exercise price to the expiration date of the option, regardless of the market price of the security or currency. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

Options trading is a highly specialized activity, which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

The Fund will write call options only if they are “covered.” In the case of a call option on a security or currency, the option is “covered” if the Fund owns the security or currency underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Fund maintains with its custodian a portfolio of securities substantially replicating the index, or liquid assets equal to the contract value. A call option also is covered if the Fund holds a call on the same security, currency or index as the call written where the exercise price of the call held is: (i) equal to or less than the exercise price of the call written; or (ii) greater than the exercise price of the call written provided the Fund segregates liquid assets in the amount of the difference.

All put options written by the Fund would be covered, which means that the Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option or will use the other methods described in the next sentence. A put option also is covered if the Fund holds a put option on the same security or currency as the option written where the exercise price of the option held is: (i) equal to or higher than the exercise price of the option written; or (ii) less than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference.

With respect to yield curve options, a call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and segregates liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, the Fund’s liability for such a covered option generally is limited to the difference between the amount of the Fund’s liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options also may be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations.

The Fund’s obligation to sell subject to a covered call option written by it, or to purchase a security or currency subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or currency, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying security or currency or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security or currency (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned security or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

When the Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

There are several risks associated with transactions in certain options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

REPURCHASE AGREEMENTS. To the extent consistent with its investment policies, the Fund may agree to purchase portfolio securities from financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). Repurchase agreements are considered to be loans under the 1940 Act. Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after the Fund’s acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements normally are held either by the Trust’s custodian or sub-custodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, in the event of a bankruptcy, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is unenforceable.

RISKS RELATED TO MEDIUM AND LOWER QUALITY SECURITIES. The Fund may invest in or hold medium and lower quality securities. Fixed-income securities rated Baa3 or BBB- are considered medium quality obligations with speculative characteristics. Fixed-income securities rated below Baa3 or BBB- are considered lower quality and are regarded as having significant speculative characteristics. Investment grade bonds are rated at least Baa3 by Moody’s Investor Service, Inc. (“Moody’s”) or BBB- by S&P Global Ratings (“S&P”), the equivalent by another NRSRO or, if unrated, of equal quality in the opinion of the Investment Adviser. Investments in medium and lower quality securities present special risk considerations. Medium quality securities, although considered investment grade, also are considered to have speculative characteristics. Lower quality securities are considered predominantly speculative by traditional investment standards. In some cases, these lower quality obligations may be highly speculative and have poor prospects for reaching investment grade standard. While any investment carries some risk, certain risks associated with lower quality securities are different than those for investment-grade securities. The risk of loss through default is greater because lower quality securities usually are unsecured and are often subordinate to an issuer’s other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of the Fund’s NAV per share.

There remains some uncertainty about the performance level of the market for lower quality securities under adverse market and economic environments. An economic downturn or increase in interest rates could have a negative impact on both the market for lower quality securities (resulting in a greater number of bond defaults) and the value of lower quality securities held in the portfolio of investments.

The economy and interest rates can affect lower quality securities differently than other securities. For example, the prices of lower quality securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher quality investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

The market value of lower quality securities tends to reflect individual corporate developments to a greater extent than that of higher quality securities, which react primarily to fluctuations in the general level of interest rates. Lower quality securities are often issued in connection with a corporate reorganization or restructuring or as a part of a merger, acquisition, takeover or similar event. They also are issued by less established companies seeking to expand. Such issuers are often highly leveraged, may not have available to them more traditional methods of financing and generally are less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse economic developments or business conditions.

A holder’s risk of loss from default is significantly greater for lower quality securities than is the case for holders of other debt securities because such securities generally are unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the Fund of its initial investment and any anticipated income or appreciation will be uncertain. The Fund also may incur additional expenses in seeking recovery on defaulted securities. If an issuer of a security defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower quality securities as well as the Fund’s NAV. In general, both the prices and yields of lower quality securities will fluctuate.

The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for high yield fixed-income securities generally is lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less developed secondary market also may make it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

The adoption of new legislation could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of any future legislation, and the probability of such legislation being enacted, is uncertain.

In certain circumstances, it may be difficult to determine a security’s fair value due to a lack of reliable objective information. Such instances occur where there is not an established secondary market for the security or the security is lightly traded. As a result, the Fund’s valuation of a security and the price it is actually able to obtain when it sells the security could differ.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-quality convertible securities held by the Fund, especially in a thinly traded market. Illiquid or restricted securities held by the Fund may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

RULE 144A SECURITIES. The Fund may invest in securities offered pursuant to Rule 144A under the Securities Act of 1933, which are restricted securities. They may be less liquid and more difficult to value than other investments because such securities may not be readily marketable in broad public markets. The Fund may not be able to sell a restricted security promptly or at a reasonable price. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result. Restricted securities that are deemed illiquid will count towards the Fund’s 15% limitation on illiquid securities. In addition, transaction costs may be higher for restricted securities than for more liquid securities. The Fund may have to bear the expense of registering Rule 144A securities for resale and the risk of substantial delays in effecting the registration.

SECURITIES LENDING. In order to generate additional income, the Fund may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, the Fund will receive collateral equal to at least 100% of the value of the securities loaned. Securities lending may represent no more than one-third of the value of the Fund’s total assets (including the loan collateral).

Collateral for loans of portfolio securities made by the Fund may consist of cash, cash equivalents, securities issued or guaranteed by the U.S. government or its agencies or foreign governments (or any combination thereof). Any cash collateral received by the Fund in connection with these loans may be invested in a variety of short-term investments, either directly or indirectly through registered or unregistered money market funds. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in the Prospectus or SAI regarding the Fund’s investments in particular types of securities. The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis.

When the Fund lends its securities, it continues to receive payments equal to the dividends and interest paid on the securities loaned and simultaneously may earn interest on the investment of the cash collateral. Investing the collateral subjects it to market depreciation or appreciation, and the Fund is responsible for any loss that may result from its investment in borrowed collateral. Additionally, the amount of the Fund’s distributions that qualify for taxation at reduced long-term capital gains rates for individuals, as well as the amount of the Fund’s distributions that qualify for the dividends received deduction available to corporate shareholders (together, “qualifying dividends”) may be reduced as a result of the Fund’s securities lending activities. This is because any dividends paid on securities while on loan will not be deemed to have been received by the Fund, and the equivalent amount paid to the Fund by the borrower of the securities will not be deemed to be a qualifying dividend.

The Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called so that the securities may be voted by the Fund if a material event affecting the investment is to occur. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially. In the event of a default by a borrower with respect to any loan, the securities lending agent will exercise any and all remedies provided under the applicable borrower agreement. These remedies include purchasing replacement securities for the Fund by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If the proceeds from the collateral are less than the purchase cost of the replacement securities, the securities lending agent is responsible for such shortfall, subject to certain limitations that are set forth in detail in the securities lending agency agreement. In this event, the Fund could experience delays in recovering its securities and possibly may incur a capital loss.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the Fund. For such services, JPMorgan receives a percentage of securities lending revenue generated for the Fund.

SECURITIES OF NON-U.S. ISSUERS. The Fund may invest in U.S.-registered U.S. dollar-denominated bonds of non-U.S. corporate issuers. The Fund also may invest in U.S. dollar-denominated bonds of non-U.S. corporate issuers offered pursuant to Rule 144A under the Securities Act of 1933, with or without registration rights. Investing in such securities involves some risks and considerations not typically associated with investing in U.S. issuers. Investment in foreign securities involves special risks. These include market risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States on foreign exchanges or foreign over-the-counter markets and in investments denominated in foreign currencies. Market risk involves the possibility that security prices will decline over short or even extended periods. The markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of the Fund to the extent that it invests in foreign securities. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

There are other risks and costs involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements. Also, the legal remedies for investors may be more limited than the remedies available in the U.S. Additionally, many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. For example, the decline in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world.

Dividends and interest payable on the Fund’s foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, they may reduce the net return to the shareholders. The Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See “Taxes” on page [    ].

The Fund may invest its assets in the securities of issuers located in geographic regions with securities markets that are highly developed, liquid and subject to extensive regulation, including Europe and Japan. The Economic and Monetary Union of the European Union (“EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and recessions in EU economies may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced volatility and adverse trends due to concerns about the rising government debt levels of several

European countries, including Greece, Spain, Ireland, Italy and Portugal. Recent concerns over the level and sustainability of the sovereign debt of the United States have aggravated this volatility. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in countries other than those listed above. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the euro and non-EU member countries.

Additionally, in June of 2016, the United Kingdom (the “UK”) approved a referendum to leave the EU, commonly referred to as “Brexit,” which sparked depreciation in the value of the British pound and heightened risk of continued worldwide economic volatility. Pursuant to Article 50 of the Treaty of Lisbon, the UK gave notice in March 2017 of its withdrawal from the EU and commenced negotiations on the terms of withdrawal. With notice given, the negotiation period could last for two years or more, and during that period there might be considerable uncertainty as to the arrangements that might apply to the UK’s relationships with the EU and other countries following its anticipated withdrawal. This long-term uncertainty might affect other countries in the EU and elsewhere. It is also possible that the UK could initiate another referendum on the issue of Brexit, or that various countries within the UK, such as Scotland, could seek to separate and remain a part of the EU.

The UK has one of the largest economies in Europe and is a major trading partner with the other EU countries and the United States. If implemented, Brexit might negatively affect the City of London’s economy, which is heavily dominated by financial services, as banks might be forced to move staff and comply with two separate sets of rules or lose business to banks in Continental Europe. In addition, Brexit would likely create additional economic stresses for the UK, including the potential for decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty, and declines in business and consumer spending as well as foreign direct investment. Further, the UK’s departure from the EU would potentially cause volatility within the EU, which could trigger prolonged economic downturns in certain European countries or spark additional member states to contemplate departing the EU (thereby exacerbating political instability in the region).

The growth of Japan’s economy has historically lagged that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. Japan’s relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns. Most recently, the Japanese government has shown concern over the increased nuclear and military activity by North Korea. Strained relations may cause uncertainty in the Japanese markets and adversely affect the overall Japanese economy in times of crisis. China has become an important trading partner with Japan, yet the countries’ political relationship has become strained. Should political tension increase, it could adversely affect the economy, especially the export sector, and destabilize the region as a whole. Japan is located in a part of the world that has historically been prone to natural disasters such as earthquakes, volcanoes and tsunamis and is economically sensitive to environmental events. Any such event, such as the major earthquake and tsunami which struck Japan in March 2011, could result in a significant adverse impact on the Japanese economy. Historically, Japan has been subject to unpredictable national politics and may experience frequent political turnover. Future political developments may lead to changes in policy that might adversely affect the Fund’s investments. In addition, the Japanese economy faces several concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the economy. Furthermore, Japan has an aging workforce. It is a labor market undergoing fundamental structural changes, as traditional lifetime employment clashes with the need for increased labor mobility, which may adversely affect Japan’s economic competitiveness. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. Furthermore, Japanese corporations often engage in high levels of corporate leveraging, extensive cross-purchases of the securities of other corporations and are subject to a changing corporate governance structure.

SHORT-TERM INSTRUMENTS AND TEMPORARY INVESTMENTS. To the extent consistent with its investment policies, the Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by NTI); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits, bank notes and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s, “A-1” by S&P or, if unrated, of comparable quality as determined by NTI; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of NTI, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or a forward-settled basis.

Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes generally rank junior to deposit liabilities of banks and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as “other borrowings” on a bank’s balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the FDIC or any other insurer. Deposit notes are insured by the FDIC only to the extent of $250,000 per depositor per bank.

STRUCTURED SECURITIES. These fixed-income instruments are structured to recast the investment characteristics of the underlying security or reference asset. If the issuer is a unit investment trust or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Investments in these securities may be structured as a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher rates of return and present greater risks than unsubordinated structured products.

The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. These securities generally are exempt from registration under the Securities Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the underlying security or reference asset. Structured securities may also be more volatile, less liquid, and more difficult to price accurately than less complex securities or more traditional debt securities.

TRACKING VARIANCE. As discussed in the Prospectus, the Fund is subject to the risk of tracking variance. Tracking variance may result from share purchases and redemptions, transaction costs, expenses and other factors. Share purchases and redemptions may necessitate the purchase and sale of securities by the Fund and the resulting transaction costs, which may be substantial because of the number and the characteristics of the securities held. In addition, transaction costs are incurred because sales of securities received in connection with spin-offs and other corporate reorganizations are made to conform the Fund’s holdings to its investment objective. Tracking variance also may occur due to factors such as the size of the Fund, the maintenance of a cash reserve pending investment or to meet expected redemptions, changes made in the Fund’s Underlying Index or the manner in which the index is calculated or because the indexing and investment approach of the Investment Adviser does not produce the intended goal of the Fund. Tracking variance is monitored by the Investment Adviser at least quarterly. In the event the performance of the Fund is not comparable to the performance of its Underlying Index, the Trust’s Board of Trustees will evaluate the reasons for the deviation and the availability of corrective measures.

TRUST PREFERRED SECURITIES. The Fund may invest in trust preferred securities. Trust preferred securities have the characteristics of both subordinated debt and preferred stock. Generally, trust preferred securities are issued by a trust that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company. The financial institution creates the trust and owns the trust’s common securities. The trust uses the sale proceeds of its common securities to purchase subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.

Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the Securities Act of 1933 and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as the Fund, to sell their holdings. In identifying the risks of the trust preferred securities, the Investment Adviser will look to the condition of the financial institution as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as the Fund.

U.S. GOVERNMENT OBLIGATIONS. To the extent consistent with its investment objective and strategies, the Fund may invest in a variety of U.S. Treasury obligations and obligations issued by or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Not all government obligations carry the same credit support. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it were not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited. In the absence of a suitable secondary market, such participations generally are considered illiquid.

Many states grant tax-free status to dividends paid to shareholders of a fund from interest income earned by that fund from direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the fund. Investments in securities issued by Ginnie Mae or Fannie Mae, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally quality for tax-free treatment.

Examples of U.S. government obligations that may be acquired by the Fund include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, the Federal National Mortgage Association, the Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, the Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks and the Maritime Administration.

Securities guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises also are deemed to include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or by any agency, instrumentality or sponsored enterprise thereof; and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed.

VARIABLE AND FLOATING RATE INSTRUMENTS. The Fund may invest in variable and floating rate instruments. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin in relation to a generally recognized index rate. These instruments include long-term variable and floating rate bonds where the Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date. The Fund does not intend to invest in leveraged inverse floating rate instruments (inverse floaters).

Variable and floating rate instruments will be subject to the Fund’s limitation on illiquid investments, absent a reliable trading market, when the Fund may not demand payment of the principal amount within seven days. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments.

YIELDS AND RATINGS. The yields on certain obligations, including the instruments in which the Fund may invest, are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, DBRS Ratings Limited, Moody’s and Fitch represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. For a more complete discussion of ratings, see Appendix C to this SAI.

ZERO COUPON, STEP-UP BONDS AND PAYMENT-IN-KIND SECURITIES. To the extent consistent with its investment objective and strategies, the Fund may invest in zero coupon bonds, step-up bonds and payment-in-kind (“PIK”) securities. Zero coupon and step-up bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon bonds, step-up bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

Zero coupon bonds, step-up bonds and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, the Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Fund is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash generally is received at the time of the accrual, the Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund.

THE INDEX

Northern Trust High Yield Value-Scored US Corporate Bond IndexSM

NUMBER OF COMPONENTS: APPROXIMATELY [                    ]

Inception Date: [                    ]

INDEX DESCRIPTION:

[Description to be added by amendment]

INVESTMENT RESTRICTIONS

The Fund is subject to the fundamental investment restrictions enumerated below which may be changed with respect to the Fund only by a vote of the holders of a majority of the Fund’s outstanding shares as described in “Description of Shares” on page [    ].

The Fund may not:

1)	Make loans, except to the extent permitted under the 1940 Act, rules and regulations thereunder or any exemption therefrom as such statute, rules or regulations may be amended or interpreted from time to time.

2)	Purchase or sell real estate, except to the extent permitted under the 1940 Act, rules and regulations thereunder or any exemption therefrom as such statute, rules or regulations may be amended or interpreted from time to time.

3)	Purchase or sell commodities, except to the extent permitted under the 1940 Act, rules and regulations thereunder or any exemption therefrom as such statute, rules or regulations may be amended or interpreted from time to time.

4)	Act as underwriter of securities, except to the extent permitted under the 1940 Act, rules and regulations thereunder or any exemption therefrom as such statute, rules or regulations may be amended or interpreted from time to time.

5)	Borrow money, except to the extent permitted under the 1940 Act, rules and regulations thereunder or any exemption therefrom as such statute, rules or regulations may be amended or interpreted from time to time.

6)	Issue any senior security, except to the extent permitted under the 1940 Act, rules and regulations thereunder or any exemption therefrom as such statute, rules or regulations may be amended or interpreted from time to time.

7)	Concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that the Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

The following descriptions from the 1940 Act may assist shareholders in understanding the above policies and restrictions.

Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33-1/3% of its total assets, including the amount borrowed (not including temporary borrowings not in excess of 5% of its total assets).

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The Fund’s non-fundamental investment policy on lending is set forth below.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Real Estate. The 1940 Act does not directly restrict a fund’s ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments. The Fund has adopted a fundamental policy that would permit direct investment in real estate. However, it has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of the Fund’s Board.

Commodities. The 1940 Act does not directly restrict a fund’s ability to invest in commodities, but does require that every fund have a fundamental investment policy governing such investments. The Fund has adopted a fundamental policy that would permit direct investment in commodities. However, it has a non-fundamental investment limitation that prohibits it from investing directly in physical commodities. This non-fundamental policy may be changed only by vote of the Fund’s Board.

The following investment restrictions are non-fundamental policies of the Fund and may be changed by the Board without a vote of shareholders:

The Fund may not:

1)	Make loans, except through: (a) the purchase of debt obligations in accordance with the Fund’s investment objective and strategies; (b) repurchase agreements with banks, brokers, dealers and other financial institutions; (c) loans of securities; and (d) loans to affiliates of the Fund to the extent permitted by law.

2)	Purchase or sell real estate or real estate limited partnerships, but this restriction shall not prevent the Fund from (a) investing directly or indirectly in portfolio instruments secured by real estate or interests therein; (b) from acquiring securities of real estate investment trusts or other issuers that deal in real estate or mortgage-related securities; or (c) holding and selling real estate acquired by the Fund as a result of ownership of securities.

3)	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund: (i) from purchasing or selling options, futures contracts or other derivative instruments; or (ii) from investing in securities or other instruments backed by physical commodities).

4)	Act as underwriter of securities, except as the Fund may be deemed to be an underwriter under the Securities Act in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management strategies.

5)	Borrow money, except that to the extent permitted by applicable law: (a) the Fund may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33 1/3% of its total assets (including the amount borrowed) or such other percentage permitted by law; (b) the Fund may borrow up to an additional 5% of its total assets for temporary purposes; (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; and (d) the Fund may purchase securities on margin. If due to market fluctuations or other reasons the Fund borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of the Fund in accordance with the 1940 Act.

Notwithstanding other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), the Fund may purchase securities of other investment companies to the full extent permitted under Section 12 or any other provision of the 1940 Act (or any successor provision thereto) or under any regulation or order of the SEC.

For the purpose of industry concentration, in determining industry classification, the Trust may use any one or more of the following: the Bloomberg Industry Group Classification, Standard & Poors, J.J. Kenny Municipal Purpose Codes, FT Interactive Industrial Codes, Securities Industry Classification Codes, Global Industry Classification Standard or the Morgan Stanley Capital International industry classification titles or Barclays Capital sector classification scheme. Also for the purpose of industry concentration, industrial development bonds issued by non-governmental issuers may be considered to be issued by members of an industry. Non-governmental issuers are issuers other than the U.S. government (including its agencies and instrumentalities) and state or municipal governments and their political subdivisions.

Any Investment Restriction which involves a maximum percentage (other than the restriction set forth above in (Non-Fundamental Investment Restriction No. 5 will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of the Fund. The 1940 Act requires that if the asset coverage for borrowings at any time falls below the limits described in Non-Fundamental Investment Restriction No. 5, the Fund will, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the net asset coverage of such borrowings shall conform to such limits.

The Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of the Fund’s Underlying Index. The Fund has also adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy. For these purposes, “net assets” is measured at the time of purchase.

CONTINUOUS OFFERING

The method by which Creation Unit Aggregations of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of shares are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter. Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

PORTFOLIO HOLDINGS

The Board of Trustees of the Trust has adopted a policy on disclosure of portfolio holdings, which it believes is in the best interest of the Fund’s shareholders. The policy provides that neither the Fund nor its Investment Adviser, Distributor or any agent, or any employee thereof (“Fund Representative”) will disclose the Fund’s portfolio holdings information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means the Fund’s actual portfolio holdings, as well as non-public information about its trading strategies or pending transactions including the portfolio holdings, trading strategies or pending transactions of any commingled fund portfolio which contains identical holdings as the Fund. Under the policy, neither the Fund nor any Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. A Fund Representative may provide portfolio holdings information to third parties if such information has been included in the Fund’s public filings with the SEC or is disclosed on the Fund’s publicly accessible website. Information posted on the Fund’s website may be separately provided to any person commencing the day after it is first published on the Fund’s website.

Under the policy, each business day the Fund’s portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the National Securities Clearing Corporation (“NSCC”) and/or other fee based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants (defined below) and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of Fund in the secondary market. Additionally, under the policy, each business day before commencement of trading, the Trust will disclose on its website the identities and quantities of the Fund’s portfolio holdings that will form the basis for the Fund’s calculation of NAV at the end of the Business Day. The Distributor may also make available portfolio holdings information to other institutional market participants and entities that provide information services. This information typically reflects the Fund’s anticipated holdings on the following business day. The “Authorized Participants” are generally large institutional investors that have been authorized by the Distributor to purchase and redeem large blocks of shares (known as Creation Units) pursuant to legal requirements, including the exemptive order granted by the SEC, to which the Fund offers and redeems shares.

Other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, portfolio holdings information that is not filed with the SEC or posted on the publicly available website may be provided to third parties only in limited circumstances. Third-party recipients will be required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. Disclosure to such third parties must be approved in advance by the Trust’s Chief Compliance Officer (“CCO”). Disclosure to providers of auditing, custody, proxy voting and other similar services for the Fund, as well as rating and ranking organizations, will generally be permitted; however, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and Authorized Participants that sell shares of the Fund) only upon approval by the CCO, who must first determine that the Fund has a legitimate business purpose for doing so. In general, each recipient of non-public portfolio holdings information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality as determined by the CCO. In accordance with the policy, the recipients who receive non-public portfolio holdings information on an ongoing basis are as follows: the Investment Adviser and its affiliates, the Fund’s independent registered public accounting firm, the Fund’s distributor, administrator and custodian, the Fund’s legal counsel, Drinker Biddle & Reath LLP, the non-interested Trustees’ counsel, Ropes & Gray LLP, the Fund’s financial printer, R.R. Donnelley, and the Fund’s proxy voting service (Institutional Shareholder Services, Inc.). These entities are obligated to keep such information confidential. Third-party providers of custodial or accounting services to the Fund may release non-public portfolio holdings information of the Fund only with the permission of Fund Representatives.

The Fund discloses its portfolio holdings and the percentages they represent of the Fund’s net assets each day the Fund is open for business, on the Fund’s website. More information about this disclosure is available at

www.flexshares.com. The Fund may publish on the website complete portfolio holdings information more frequently if it has a legitimate business purpose for doing so. Portfolio holdings will be disclosed through required filings with the SEC. The Fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semiannual period) and Form N-Q (with respect to the first and third quarters of the Fund’s fiscal year). Shareholders may obtain the Fund’s Forms N-CSR and N-Q filings on the SEC’s website at www.sec.gov. In addition, the Fund’s Forms N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, DC. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Under the policy, the Board is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter.

MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

The Board of Trustees of the Trust is responsible for the management and business and affairs of the Trust. Set forth below is information about the Trustees and Officers of the FlexShares Trust as of the date of this SAI. A brief statement of their present positions and principal occupations during the past five years is also provided.

NAME, ADDRESS,(1) AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF FUND IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST FIVE YEARS(4)

NON-INTERESTED TRUSTEES

Sarah N. Garvey Age: 66 Trustee since July 2011	•Chairman of the Board of Navy Pier from 2011 to 2013 and Member of the Board since 2011;	26	NONE

•Member of the Board of Directors of The Civic Federation since 2004;

•Member of the Executive Committee and Chairman of the Audit Committee since 2017 and Trustee of the Art Institute of Chicago since 2011.

Philip G. Hubbard Age: 66 Trustee since July 2011	•Managing Partner of Solidian Fund, LP and Solidian Management, LLC (a fund of hedge funds platform for family and friends investments) since 2001;	26	NONE

•President of Hubbard Management Group, LLC (a personal investment vehicle) since 2001;

•Chairman of the Board of Trustees of the Wheaton College Trust Company, N.A. since 2004;

•Member since 1998 of the Board of Trustees of Wheaton College;

•Chairman of the Board of Directors of the English Language Institute/China (a nonprofit educational organization) since 1993; Member of the Board of First Cup, LLC (restaurant franchising) since 2014.

Eric T. McKissack Age: 64 Trustee and Chairman since July 2011	•Founder and CEO of Channing Capital Management, LLC (an SEC registered investment adviser) since 2004; •Member of the Board of Trustees, the Investment Committee, and the Finance Committee of the Art Institute of Chicago since 2002;	26	Consulting Group Capital Markets Fund(10 Portfolios) since April 2013

NAME, ADDRESS,(1) AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF FUND IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST FIVE YEARS(4)
•Member of the Board of Grand Victoria Foundation since 2011; Member of the Board of the Graham Foundation since 2014; •Member of the Keystone Board of the Shirley Ryan AbilityLab since 2001.

INTERESTED TRUSTEE

Shundrawn A. Thomas(5) Age: 44 Trustee since July 2011

•President, Northern Trust Asset Management since October 2017;

•President of the Trust from July 2011 to March 2017;
•Executive Vice President, Head of Funds and Managed Accounts, Northern Trust Asset Management from June 2014 to October 2017;

•Managing Director and Global Business Head of the Exchange-Traded Funds Group, Northern Trust Asset Management from 2010 to 2014;

•Member of the Board of Florida A&M University Foundation since 2014;

•Member of the Board of Trustees of Wheaton College since May 2009;

•Member of the Board of Trustees of the Wheaton College Trust Company since 2009;

•Partner at Tree of Life Resources, LLP (a multi-media company) from 2005 to 2014.

		26	Northern Funds (44 Portfolios) since October 2017 and Northern Institutional Funds (7 Portfolios) since October 2017

(1)    Each Non-Interested Trustee may be contacted by writing to the Trustee, c/o Paulita Pike, Ropes & Gray LLP, 191 North Wacker Drive, 32nd Floor, Chicago, IL 60606. Mr. Thomas may be contacted by writing to him at 50 S. LaSalle St., Chicago, Illinois 60603.

(2)    Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust.

(3)    The “Fund Complex” consists of the Trust.

(4)    This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the 1940 Act.

(5)    An “interested person,” as defined by the 1940 Act. Mr. Thomas is deemed to be an “interested” Trustee because he is an officer of NTI and its parent company.

OFFICERS OF THE TRUST

NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Peter K. Ewing Age: 59 50 South LaSalle Street Chicago, IL 60603 President since March 2017	Vice President of the Trust from July 2011 to March 2017; Director of ETF and Mutual Fund Product Management, Northern Trust Investments, Inc. and Senior Vice President, The Northern Trust Company, since September 2010.

Craig R. Carberry, Esq. Age: 57 50 South LaSalle Street Chicago, IL 60603 Secretary since July 2011	Associate General Counsel and Senior Vice President at The Northern Trust Company since June 2015; Chief Compliance Officer of Northern Trust Investments, Inc. from October 2015 to June 2017 and Secretary since 2000; Assistant General Counsel and U.S. Funds General Counsel at The Northern Trust Company from July 2014 to June 2015; Senior Legal Counsel and U.S. Funds General Counsel at The Northern Trust Company from 2000-2014; Secretary of 50 South Capital Advisors, LLC since 2015; Secretary of Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2004; Secretary of Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) since 2011; Secretary of Northern Institutional Funds and Northern Funds since 2010; Secretary of The Northern Trust Company of Connecticut from 2009 to 2013.

Benjamin D. Wiesenfeld Age: 39 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since July 2016	Chief Compliance Officer of Northern Funds and Northern Institutional Funds since June 2016; Chief Compliance Officer of the Scout Funds from 2009 to 2016.

Randal E. Rein Age: 47 50 South LaSalle Street Chicago, IL 60603 Treasurer and Principal Financial Officer since July 2011	Senior Vice President of Northern Trust Investments, Inc. since 2010; Treasurer of Northern Funds, Northern Institutional Funds and Alpha Core Strategies Fund since 2008; Treasurer of Equity Long/Short Opportunities Fund since 2011.

Ann Marie Halter Age: 43 50 South LaSalle Street Chicago, IL 60603 Vice President since March 2017	Senior ETF Product Manager, Northern Trust Investments, Inc. since 2011 and Senior Vice President, The Northern Trust Company, since February 2010.

Marie E. Dzanis Age: 50 50 South LaSalle Street Chicago, IL 60603 Vice President since July 2011	Head of Distribution for Funds and Managed Accounts, Northern Trust Investments, Inc. since 2014; Director of ETF Sales and Servicing, Northern Trust Investments, Inc. from 2011 to 2014.

Peter J. Flood Age: 60 50 South LaSalle Street Chicago, IL 60603 Vice President since July 2011	Director of ETF Investment Strategy, Northern Trust Investments, Inc. since 2010; Portfolio Manager, Northern Trust Investments, Inc. from 2007 to 2014.

NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Darlene Chappell Age: 55 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Officer since July 2011	Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc., Northern Funds, Northern Institutional Funds and Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2009, Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) since 2011 and 50 South Capital Advisors, LLC since 2015; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for Northern Trust Company of Connecticut from 2009 to 2013.

Jose J. Del Real Age: 40 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since June 2015	Senior Legal Counsel and Senior Vice President, Asset Management Practice Group of the Legal Department of The Northern Trust Company since March 2017; Senior Legal Counsel and Vice President, Asset Management Practice Group of the Legal Department of The Northern Trust Company from August 2015 to March 2017; Assistant Secretary of Northern Trust Investments, Inc. since 2016; Legal Counsel and Vice President, Asset Management Practice Group of the Legal Department of The Northern Trust Company from 2014 until 2015; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014, and since May 2015; Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company from 2012 until 2014.

Susan W. Yee Age: 48 70 Fargo Street Boston, MA 02110 Assistant Secretary since October 2014	Vice President, Regulatory Services Group, JPMorgan Chase Bank, N.A. since 1994, in various positions.

(1)	Officers hold office at the pleasure of the Board of Trustees until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

Certain officers hold comparable positions with certain other investment companies of which NTI, JPMorgan Chase Bank, N.A. or an affiliate thereof is the investment adviser, administrator, custodian or transfer agent.

BOARD COMMITTEES

The Board has established a standing Audit Committee and a Governance Committee in connection with its governance of the Trust.

The Audit Committee consists of Mr. Hubbard (chair), Mr. McKissack and Ms. Garvey. The Board has determined that each member of the Audit Committee is not an “interested person” as defined in the 1940 Act (an “Independent Trustee”). The responsibilities of the Audit Committee are to assist the Board in overseeing the Trust’s independent registered public accounting firm, accounting policies and procedures and other areas relating to the Trust’s auditing processes. The Audit Committee is responsible for selecting and recommending to the full Board an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. The Audit Committee also is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Trust. The Audit Committee also is responsible for pre-approving permitted non-audit services to be provided by the independent registered public accounting firm to: (1) the Investment Adviser; and (2) any entity in a control relationship with the Investment Adviser that provides ongoing services to the Trust, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Trust. The scope of the Audit Committee’s responsibilities is oversight. It is management’s responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm’s responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board. The Audit Committee met two times during the last fiscal year ended October 31, 2017.

The Governance Committee consists of Ms. Garvey (chair), Mr. Hubbard and Mr. McKissack. The Board has determined that each member of the Governance Committee is an Independent Trustee. The functions performed by the Governance Committee include, among other things, selecting and nominating candidates to serve as Independent Trustees, reviewing and making recommendations regarding Trustee compensation and developing policies regarding Trustee education. In filling Board vacancies, the Governance Committee will consider nominees recommended by shareholders. Nominee recommendations (accompanied by resumes) should be submitted to the Trust at its mailing address stated in the Fund’s Prospectus and should be directed to the attention of the FlexShares Trust Governance Committee, care of the Secretary of the Trust. The Governance Committee has not established specific qualifications that it believes must be met by a nominee. In evaluating nominees, the Governance Committee considers, among other things, candidates’ qualifications for Board membership and their independence from management and principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the Investment Company Act of 1940 and the Rules and Regulations under the Act. The Committee will consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with managers or service providers of the Trust. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other Trustees and will contribute to the Board’s diversity. The Governance Committee met two times during the last fiscal year ended October 31, 2017.

LEADERSHIP STRUCTURE AND QUALIFICATIONS OF THE BOARD OF TRUSTEES

The Board is responsible for oversight of the Trust. The Trust has engaged the Investment Adviser to manage the Fund on a day-to-day basis. The Board oversees the Investment Adviser and certain other principal service providers in the operations of the Fund. The Board currently is composed of four Trustees, three of whom are Independent Trustees. The Board believes that having Mr. Thomas serve as an interested Trustee brings management insight that is important to certain of the Board’s decisions and also in the best interest of shareholders. The Board meets in-person at regularly scheduled meetings currently anticipated to occur four times in a year. In addition, the Board members may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Trustees also expect to meet separately in executive session, including with independent trustee counsel. The Trustees believe that these meetings will help mitigate conflicts of interest. The Trustees also believe that the executive sessions will allow the Independent Trustees to deliberate candidly and constructively, separately from management, in a manner that affords honest disagreement and critical questioning.

As stated above, the Board has established a standing Audit Committee and a Governance Committee to assist the Board in fulfilling its oversight responsibilities. The Board also may establish ad hoc committees or working groups from time to time to aid in its oversight. The Independent Trustees have engaged independent legal counsel to assist them in fulfilling their responsibilities.

The Board is chaired by Eric McKissack, an Independent Trustee. As Chair, this Independent Trustee leads the Board in its activities. Also, the Chair acts as a member of the Audit and Governance Committees (and may serve as a member of each subsequently established standing or ad hoc committee). The Trustees have determined that the Board’s leadership and committee structure is appropriate because the Board believes that it sets the proper tone to the relationships between the Trust, on the one hand, and the Investment Adviser and certain other principal service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships.

The Board has concluded that, based on each Board member’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Board members, each Board member should serve as a Board member. Among other attributes common to all Board members are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the various service providers to the Trust, and to exercise reasonable business judgment in the performance of their duties as Board members. In addition, the Board will take into account the actual service and commitment of the Board members during their tenure in determining whether each should continue to serve. A Board member’s ability to perform his or her duties effectively may have been attained through a Board member’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board member of other funds, public companies, or non-profit entities or other organizations; or other experiences. Set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee that led the Board to conclude that he or she should serve as a Board member.

Non-Interested Trustees:

Ms. Garvey. Ms. Garvey is a former partner of Deloitte & Touche LLP and has more than 20 years experience in tax accounting. She previously served as Vice President of Corporate Relations and Vice President of State and Local Government Relations for Boeing Co. She serves on the Executive Committee and is Chairman of the Audit Committee of the Art Institute of Chicago. She previously served as Chairman of the Board of Chicago’s Navy Pier and of Chicago’s Shedd Aquarium. She is a Certified Public Accountant and holds bachelors and masters degrees in accounting.

Mr. Hubbard. Mr. Hubbard has served for 17 years as president of the Hubbard Management Group, LLC, and as managing partner for Solidian Fund, L.P. and Solidian Management, LLC. He previously served for 13 years on the Board of Harris Bank Winnetka and is a Certified Public Accountant. In addition, Mr. Hubbard serves on the Board of Trustees of Wheaton College, is the chairman of the Wheaton College Trust Company and of the English Language Institute/China. He holds a bachelors degree in economics and a masters degree in business administration.

Mr. McKissack. Mr. McKissack is the Chief Executive Officer and Founder of Channing Capital Management, LLC, a registered investment adviser. He also serves as an independent trustee on the Board of Trustees of a group of mutual funds, the Consulting Group Capital Markets Funds. Mr. McKissack also serves on the Board of the Art Institute of Chicago, the Board of the Grand Victoria Foundation, the Board of the Graham Foundation, and on the Keystone Board of the Shirley Ryan AbilityLab. He also served on the Board of the ICMA Retirement Corporation, a non-profit provider of retirement administration services. He is a Chartered Financial Analyst.

Interested Trustee:

Mr. Thomas. Mr. Thomas is President of Northern Trust Asset Management. Previously, he was President of the Trust and Executive Vice President and Head of Funds and Managed Accounts of Northern Trust Asset Management. Prior to that, he was the Managing Director and Global Business Head of the Exchange-Traded Funds Group of Northern Trust Global Investments. He was also President and Chief Executive Officer of Northern Trust Securities, Inc. He also served as Senior Vice President, Head of Corporate Strategy for Northern Trust Corporation. Mr. Thomas also serves as a Trustee on the Boards of the Northern Funds and Northern Institutional Funds, mutual Fund that are managed by the Investment Adviser. He also is on the boards of several non-profit corporations and colleges. He holds a bachelor’s degree in accounting and a masters of business administration.

RISK OVERSIGHT

Investing in general and the operation of exchange-traded funds involve a variety of risks, such as investment risk, compliance risk, and operational risk, among others. The Board oversees risk as part of its oversight of the Trust. Risk oversight is addressed as part of various regular Board and Audit Committee activities. The Board reviews reports from, among others, the Investment Adviser, the Trust’s Chief Compliance Officer, the Trust’s independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Trust and the risk management programs of the Investment Adviser and certain service providers. The actual day-to-day risk management with respect to the Trust resides with the Investment Adviser and other service providers to the Trust. The Investment Adviser has a dedicated risk management function that is headed by a chief risk officer. Although the risk management policies of the Investment Adviser and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Trust or the Investment Adviser, its affiliates or other service providers.

TRUSTEE OWNERSHIP OF FUND SHARES

The following table shows the dollar range of shares of the Fund owned by each Trustee.

Information as of December 31, 2017

Name of Non-Interested Trustee	Fund	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies[1]
Sarah N. Garvey	None	None	Over $100,000
Philip G. Hubbard	None	None	None
Eric T. McKissack	None	None	$10,001-$50,000

Information as of December 31, 2017

Name of Interested Trustee	Fund	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies[1]
Shundrawn A. Thomas	None	None	Over $100,000

1 The family of investment companies consists only of the Funds of FlexShares Trust. Messrs. Hubbard and McKissack each have an economic interest in the Trust valued at over $100,000 by virtue of their participation in the Trust’s deferred compensation plan (the “DC Plan”) for its non-interested Trustees. Under the DC Plan, a non-interested Trustee may elect to have his or her deferred compensation treated as if it had been invested by the Trust in shares of the Flexshares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, Flexshares Global Quality Real Estate Index Fund, FlexShares Quality Dividend Index Fund, FlexShares iBoxx 5-year Target Duration TIPS Index Fund, FlexShares Ready Access Variable Income Fund and/or the FlexShares Morningstar Global Upstream Natural Resources Index Fund. The amount paid to the trustees under the DC Plan will be determined based upon the performance of these investments.

TRUSTEE AND OFFICER COMPENSATION

The Trust pays each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries annual fees for his or her services as a Trustee of the Trust and as a member of Board committees. In recognition of their services, the fees paid to the Board and Committee chairpersons may be larger than the fees paid to other members of the Trust’s Board and Committees. The Trustees also are reimbursed for travel expenses incurred in connection with attending such meetings. The Trust also may pay the incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry. The Trust does not provide pension or retirement benefits to its Trustees. Each non-interested Trustee is entitled to participate in the Trust’s DC Plan. Under the DC Plan, a non-interested Trustee may elect to defer all or a portion of his or her compensation and have the deferred compensation treated as if it had been invested by the Trust in shares of the FlexShares Morningstar US Market Factor Tilt Index Fund, the FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, the FlexShares Global Quality Real Estate Index Fund, the FlexShares Quality Dividend Index Fund, FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, FlexShares Ready Access Variable Income Fund and/or the FlexShares Morningstar Global Upstream Natural Resources Index Fund. The amount paid to the Trustees under the DC Plan will be determined based upon the performance of such investments.

The following table sets forth important information with respect to the compensation of each non-interested and interested Trustee of the Trust:

Name of Trustee	Aggregate Compensation from Trust(1)
Non-Interested Trustees:
Sarah N. Garvey	$132,500
Philip G. Hubbard	$132,500
Eric T. McKissack	$132,500
Interested Trustee:
Shundrawn A. Thomas	None

The amounts represent the compensation received by the Trustees for the fiscal year ended October 31, 2017. Effective January 1, 2018, the non-interested Trustees receive an annual retainer of $130,000, and the chairs of the Board and each Committee receive an additional annual retainer of $25,000. Ms. Garvey did not defer any compensation during the fiscal year ended October 31, 2017. Mr. Hubbard elected to defer $66,250 of $132,500 in total compensation during the fiscal year ended October 31, 2017. Mr. McKissack elected to defer $66,250 of $132,500 in total compensation during the fiscal year ended October 31, 2017.

The Trust’s officers do not receive fees from the Trust for services in such capacities. NTI receives fees from the Trust as Investment Adviser. Messrs. Carberry, Del Real, Ewing, Flood, Rein, and Wiesenfeld and Mses. Chappell, Dzanis and Halter are officers of NTI and/or its affiliates.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of the date of this SAI, there were no record or beneficial owners of 5% or more of the shares of the Fund. The Trustees and officers of the Trust collectively owned less than 1% of the Fund’s outstanding shares as of the date of this SAI.

CODE OF ETHICS

The Trust and the Adviser have each adopted a code of ethics under Rule 17j 1 of the 1940 Act. These codes of ethics permit, subject to certain conditions, personnel of each of those entities to invest in securities that may be purchased or held by the Fund. The Distributor relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust or the Adviser, and no officer, director or general partner of the Distributor serves as an officer, director or general partner of the Trust or the Adviser.

INVESTMENT ADVISER

NTI, a subsidiary of The Northern Trust Company (“TNTC”) and an indirect subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. NTI is located at 50 South LaSalle Street, Chicago, Illinois 60603.

NTI is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds.

TNTC is the principal subsidiary of Northern Trust Corporation. TNTC is located at 50 South LaSalle Street, Chicago, Illinois 60603.

TNTC is a member of the Federal Reserve System. Since 1889, TNTC has administered and managed assets for individuals, institutions and corporations. Unless otherwise indicated, NTI and TNTC are referred to collectively in this SAI as “Northern Trust.”

As of December 31, 2017, Northern Trust Corporation, through its affiliates, had assets under investment management of $1.2 trillion and assets under custody of $10.7 trillion.

Investment Advisory and Ancillary Services Agreement

Under the Trust’s Investment Advisory and Ancillary Services Agreement with the Investment Adviser for the Fund (the “Advisory Agreement”), the Investment Adviser, subject to the general supervision of the Trust’s Board of Trustees, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities for the Fund and also provides certain ancillary services.

The Investment Adviser also is responsible for monitoring and preserving the records required to be maintained under the regulations of the SEC (with certain exceptions unrelated to its activities for the FlexShares Trust). In making investment recommendations for the Fund, if any, investment advisory personnel may not inquire or take into consideration whether issuers of securities proposed for purchase or sale for the Fund’s accounts are customers of TNTC’s commercial banking department. These requirements are designed to prevent investment advisory personnel for the Fund from knowing which companies have commercial business with TNTC and from purchasing securities where they know the proceeds will be used to repay loans to the bank.

The Advisory Agreement has been approved by the Board of Trustees, including the “non-interested” Trustees and the initial shareholder of the Fund prior to the initial offering of shares of the Fund.

The Advisory Agreement provides that generally in selecting brokers or dealers to place orders for transactions on: (i) common and preferred stocks, the Investment Adviser shall use its best judgment to obtain the best overall terms available; and (ii) on bonds and other fixed-income obligations, the Investment Adviser shall attempt to obtain best net price and execution or, use its best judgment to obtain the best overall terms available.

Transactions on U.S. stock exchanges, and increasingly equity securities traded over-the-counter, involve the payment of negotiated brokerage commissions. Over-the-counter transactions in equity securities also may involve the payment of negotiated commissions to brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions, which generally are fixed by applicable regulatory bodies. Many over-the-counter issues, including corporate debt and government securities, are normally traded on a “net” basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, the Investment Adviser will often deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of foreign and domestic securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. In assessing the best overall terms available for any transaction, the Investment Adviser is to consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Investment Adviser may consider the brokerage and research services provided to the Fund and/or other accounts over which the Investment Adviser or an affiliate exercises investment discretion. A broker or dealer providing brokerage and/or research services may receive a higher commission than another broker or dealer would receive for the same transaction. These brokerage and research services may include but are not limited to, furnishing of advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in securities and the availability of securities or purchasers or sellers of securities. The Investment Adviser also may obtain economic statistics, forecasting services, industry and company analyses, portfolio strategies, quantitative data, quotation services, order management systems for certain purposes, certain news services, credit rating services, testing services, execution services, market information systems, consulting services from economists and political analysts and computer software or on-line data feeds. These services and products may disproportionately benefit other accounts. For example, research or other services paid for through the Fund’s commissions may not be used in managing the Fund. In addition, other accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products or services that may be provided to the Fund and to such other accounts. To the extent that the Investment Adviser uses soft dollars, it will not have to pay for those products or services itself. The Investment Adviser may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. In that event, the research will effectively be paid for by client commissions that will also be used to pay for execution, clearing and settlement services provided by the broker-dealer and will not be paid by the Investment Adviser.

The Investment Adviser and its affiliates also receive products and services that provide both research and non-research benefits to them (“mixed-use items”). The research portion of mixed-use items may be paid for with soft dollars. When paying for the research portion of mixed-use items with soft dollars, the Investment Adviser must make a good faith allocation between the cost of the research portion and the cost of the non-research portion of the mixed-use items. The Investment Adviser will pay for the non-research portion of the mixed-use items with hard dollars.

Supplemental research information so received is in addition to, and not in lieu of, services required to be performed by the Investment Adviser and does not reduce the advisory fees payable to the Investment Adviser by the Fund. The Trustees will periodically review the commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

The Fund may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Investment Adviser believes such practice to be in the Fund’s interests.

On occasions when the Investment Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other fiduciary or agency accounts (“other accounts”) managed by the Investment Adviser, the Advisory Agreement provides that the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other accounts in order to obtain the best net price and execution. In such an event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and its other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for the Fund or the amount of the securities that are able to be sold for the Fund. To the extent that the execution and price available from more than one broker or dealer are believed to be comparable, the Advisory Agreement permits the Investment Adviser, at its discretion but subject to applicable law, to select the executing broker or dealer on the basis of the Investment Adviser’s opinion of the reliability and quality of the broker or dealer.

The Advisory Agreement provides that the Investment Adviser may render similar services to others so long as its services under the Advisory Agreement are not impaired thereby. The Advisory Agreement also provides that the Trust will indemnify the Investment Adviser against certain liabilities (including liabilities under the federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Advisory Agreement) or, in lieu thereof, contribute to resulting losses.

Pursuant to the Advisory Agreement, the Investment Adviser is responsible for most of the operating expenses of the Fund, except: (i) its advisory fees payable under the Advisory Agreement; (ii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (iii) interest expenses; (iv) brokerage expenses and other expenses (such as stamp taxes) in connection with the execution of portfolio transactions or in connection with creation and redemption transactions; (v) compensation and expenses of the non-interested trustees; (vi) compensation and expenses of counsel to the non-interested trustees; (vii) tax expenses; and (viii) extraordinary expenses, as determined under generally accepted accounting principles. For its services to the Fund, the Investment Adviser is entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of the Fund’s respective average daily net assets).

NAME OF FUND	INVESTMENT ADVISORY FEE
FlexShares High Yield Value-Scored US Bond Index Fund	[ ]%

Unless sooner terminated, the Trust’s Advisory Agreement will continue in effect with respect to the Fund until [                    ], and thereafter for successive 12-month periods, provided that the continuance is approved at least annually: (i) by the vote of a majority of the Trustees who are not parties to the agreement or “interested persons” (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval; and (ii) by the Trustees or by the vote of a majority of the outstanding shares of the Fund (as defined under “Description of Shares”). The Advisory Agreement is terminable at any time without penalty by the Trust (by specified Trustee or shareholder action) or by the Investment Adviser on 60 days’ written notice.

NTI has contractually agreed to reimburse the Fund its proportionate share of the fees and expenses of the Trust’s non-interested trustees and the legal counsel to the non-interested trustees allocated to the Fund until [                    ]. NTI and the Fund may mutually agree to extend the contractual arrangement. The Board of Trustees may terminate the contractual arrangement at any time if it determines that it is in the best interest of the Fund and its shareholders.

Under the Advisory Agreement with FlexShares Trust, Northern Trust Corporation agrees that the name “FlexShares” may be used in connection with the Trust’s business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name “FlexShares” to any other person. The Advisory Agreement provides that at such time as the Agreement is no longer in effect, the Trust will cease using the name “FlexShares.”

PORTFOLIO MANAGERS

NAME OF FUND	PORTFOLIO MANAGERS
FlexShares High Yield Value-Scored US Bond Index Fund	[ ]

Accounts Managed by Portfolio Managers

The table below discloses accounts within each type of category listed below for which [                    ] was jointly and primarily responsible for day-to-day portfolio management as of [                    ].

Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
FlexShares Trust:
Other Registered Investment Companies:
Other Pooled Investment Vehicles:
Other Accounts:

The table below discloses accounts within each type of category listed below for which [                ] was jointly and primarily responsible for day-to-day portfolio management as of [                ].

Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
FlexShares Trust:
Other Registered Investment Companies:
Other Pooled Investment Vehicles:
Other Accounts:

Material Conflicts of Interest

The Investment Adviser’s portfolio managers are often responsible for managing one or more FlexShares Funds, as well as other accounts, including mutual funds, separate accounts and other pooled investment vehicles. The Fund’s portfolio managers may manage a mutual fund, separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement with the Investment Adviser than the Fund. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible, due to varying investment restrictions among accounts and for other reasons, that certain investments could be made for some accounts and not others or conflicting investment positions could be taken among accounts. The Investment Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, the Investment Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Adviser and the Trust have adopted policies limiting the circumstances under which cross-trades may be effected between the Fund and another client account. The Investment Adviser conducts periodic reviews of trades for consistency with these policies.

The Investment Adviser will give advice to and make investment decisions for the Trust as it believes is in the fiduciary interest of the Trust. Advice given to the Trust or investment decisions made for the Trust may differ from, and may conflict with, advice given or investment decisions made for the Investment Adviser or its affiliates or other funds or accounts managed by the Investment Adviser or its affiliates. For example, other funds or accounts managed by the Investment Adviser may sell short securities of an issuer in which the Trust has taken, or will take, a long position in the same securities. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the Trust and such increase in price would be to the Trust’s detriment. Conflicts may also arise because portfolio decisions regarding the Trust may benefit the Investment Adviser or its affiliates or another account or fund managed by the Investment Adviser or its affiliates. For example, the sale of a long position or establishment of a short position by the Trust may impair the price of the same security sold short by (and therefore benefit) another account or fund managed by the Investment Adviser or its affiliates, and the purchase of a security or covering a short position in a security by the Trust may increase the price of the same security held by (and therefore benefit) another account or fund managed by the Investment Adviser or its affiliates. Actions taken with respect to the Investment Adviser and its affiliates’ other funds or accounts managed by them may adversely impact the Fund, and actions taken by the Fund may benefit the Investment Adviser or its affiliates or its other funds or accounts.

To the extent permitted by applicable law, the Investment Adviser may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote the Fund. These payments may be made out of the Investment Adviser’s assets, or amounts payable to the Investment Adviser rather than as a separately identifiable charge to the Fund. These payments may compensate Intermediaries for, among other things: marketing the Fund; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Fund. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote certain products, as well as sponsor various educational programs, sales contests and/or, administrative services.

Portfolio Manager Compensation Structure

The compensation for the portfolio managers of the Fund is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on a quantitative and qualitative evaluation of each portfolio manager’s investment performance and contribution to his or her respective team plus the financial performance of the investment business unit and Northern Trust Corporation as a whole. The annual incentive award is not based on performance of the Fund or the amount of assets held in the Fund. Moreover, no material differences exist between the compensation structure for Fund accounts and other types of accounts.

Disclosure of Securities Ownership

As of the date of this SAI, no portfolio manager owned shares of the Fund.

PROXY VOTING

The Trust has delegated the voting of portfolio securities to its Investment Adviser. The Investment Adviser has adopted proxy voting policies and procedures applicable to Northern Trust Corporation and its affiliates (the “Northern Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which the Investment Adviser has voting discretion, including the Fund. Under the Northern Proxy Voting Policy, shares are to be voted in the best interests of the Fund.

A Proxy Committee comprised of senior investment and compliance officers of the Investment Adviser has adopted certain guidelines (the “Proxy Guidelines”) concerning various corporate governance issues. The Proxy Committee has the responsibility for the content, interpretation and application of the Proxy Guidelines and may apply these Proxy Guidelines with a measure of flexibility. The Investment Adviser has retained an independent third party (the “Service Firm”) to review proxy proposals and to make voting recommendations to the Proxy Committee in a manner consistent with the Proxy Guidelines. The Proxy Committee will apply the Proxy Guidelines as discussed below to any such recommendation.

The Proxy Guidelines provide that the Proxy Committee will generally vote for or against various proxy proposals, usually based upon certain specified criteria. As an example, the Proxy Guidelines provide that the Proxy Committee will generally vote in favor of proposals to:

•	Appoint a lead independent director;

•	Request that the board of a company be comprised of a majority of independent directors;

•	Repeal existing classified boards and elect directors on an annual basis;

•	Adopt a written majority voting or withhold policy (in situations in which a company has not previously adopted such a policy);

•	Request a company to submit its poison pill plans for shareholder ratification;

•	Lower supermajority shareholder vote requirements for charter and bylaw amendments;

•	Lower supermajority shareholder vote requirements for mergers and other business combinations;

•	Reduce the par value of common stock;

•	Implement a reverse stock split;

•	Approve an ESOP (employee stock ownership plan) or other broad based employee stock purchase or ownership plan, or increase authorized shares for existing plans; and

•	Request that a company take reasonable steps to ensure that women and minority candidates are in the pool from which board nominees are chosen or that request that women and minority candidates are routinely sought as part of every board search the company undertakes.

The Proxy Guidelines also provide that the Proxy Committee will generally vote against proposals to:

•	Request that the board of a company be comprised of a supermajority of independent directors;

•	Elect director nominees that sit on more than four public company boards, or, if the nominee is a CEO, on more than two public company boards;

•	Classify the board of directors;

•	Require directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board;

•	Impose age and term limits unless the company is found to have poor board refreshment and director succession practices;

•	Multi class exchange offers and multi class recapitalizations;

•	Require a supermajority shareholder vote to approve mergers and other significant business combinations;

•	Require a supermajority shareholder vote to approve charter and bylaw amendments;

•	Adopt certain social and environmental proposals deemed unwarranted by the company’s board of directors; and

•	Eliminate, direct, or otherwise restrict charitable contributions.

In certain circumstances, the Proxy Guidelines provide that proxy proposals will be addressed on a case-by-case basis, including those regarding executive and director compensation plans, mergers and acquisitions, ratification of poison pill plans, a change in the company’s state of incorporation and an increase in authorized common stock.

Except as otherwise provided in the Northern Proxy Voting Policy, the Proxy Committee may vote proxies contrary to the recommendations of the Service Firm if it determines that such action is in the best interest of the Fund. In exercising its discretion, the Proxy Committee may take into account a wide array of factors relating to the matter under consideration, the nature of the proposal and the company involved. As a result, the Proxy Committee may vote in one manner in the case of one company and in a different manner in the case of another where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company’s record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead the Proxy Committee to conclude that particular proposals present unacceptable investment risks and should not be supported. In addition, the Proxy Committee also evaluates proposals in context. For example, a particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package. Special circumstances may also justify casting different votes for different clients with respect to the same proxy vote.

The Investment Adviser or its affiliates may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, the Investment Adviser or its affiliates may provide trust, custody, investment management, brokerage, underwriting, banking and related services to accounts owned or controlled by companies whose management is soliciting proxies. Occasionally, the Investment Adviser or its affiliates may also have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. The Investment Adviser may also be required to vote proxies for securities issued by Northern Trust Corporation or its affiliates or on matters in which the Investment Adviser or its affiliates have a direct financial interest, such as shareholder approval of a change in the advisory fees paid by the Fund. The Investment Adviser seeks to address such conflicts of interest through various measures, including the establishment, composition and authority of the Proxy Committee and the retention of the Service Firm to perform proxy review and vote recommendation functions. The Proxy Committee has the responsibility to determine whether a proxy vote involves a conflict of interest and how the conflict should be addressed in conformance with the Northern Proxy Voting Policy. The Proxy Committee may resolve such conflicts in any of a variety of ways, including without limitation the following: (i) voting in accordance with the Proxy Guidelines based recommendation of the Service Firm; (ii) voting in accordance with the recommendation of an independent fiduciary appointed for that purpose; (iii) voting pursuant to client direction by seeking instructions from the Board of Trustees; or (iv) by voting pursuant to a “mirror voting” arrangement under which shares are voted in the same manner and proportion as shares over which the Investment Adviser does not have voting discretion. The method selected by the Proxy Committee may vary depending upon the facts and circumstances of each situation.

The Investment Adviser may choose not to vote proxies in certain situations. This may occur, for example, in situations where the exercise of voting rights could restrict the ability to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”). In circumstances in which the Service Firm does not provide recommendations for a particular proxy, the Proxy Committee may obtain recommendations from analysts at the Investment Adviser who review the issuer in question or the industry in general. The Proxy Committee will apply the Proxy Guidelines as discussed above to any such recommendation.

This summary of the Northern Proxy Voting Policy and Proxy Guidelines, as adopted by the Investment Adviser, is posted on the Trust’s website. You may also obtain, upon request and without charge, a paper copy of the Northern’s Proxy Voting Policy and Proxy Guidelines or a Statement of Additional Information by calling 1-855-FLEXETF (1-855-353-9383).

Information regarding how the Fund voted proxies, if any, relating to portfolio securities for the most recent 12-month period ended June 30 will be made available, without charge, upon request, by contacting the Investment Adviser at 1-855-FLEXETF or by visiting the SEC’s website at www.sec.gov.

ADMINISTRATOR

JPMorgan Chase Bank, N.A. (the “Administrator”), One Beacon Street, Boston, Massachusetts 02108, acts as Administrator for the Fund under the Fund Servicing Agreement with the Trust. Subject to the general supervision of the Trust’s Board of Trustees, the Administrator provides supervision of all aspects of the Trust’s non-investment advisory operations and performs various administration, compliance, accounting and regulatory services, including but not limited to: (i) providing office facilities and furnishing corporate officers for the Trust; (ii) coordination, preparation and review of financial statements; (iii) monitoring compliance with federal tax and securities laws; (iv) performing certain functions ordinarily performed by the office of a corporate treasurer, and furnishing the services and facilities ordinarily incident thereto, such as expense accrual monitoring and payment of the Trust’s bills, preparing monthly reconciliation of the Trust’s expense records, updating projections of annual expenses, preparing materials for review by the Board of Trustees and compliance testing; (v) maintaining the Trust books and records in accordance with applicable statutes, rules and regulations; (vi) preparing post-effective amendments to the Trust’s registration statement; (vii) calculating the Fund’s NAV; (viii) accounting for dividends and interest received and distributions made by the Trust; and (ix) preparing and filing the Trust’s federal and state tax returns (other than those required to be filed by the Trust’s Custodian and Transfer Agent) and providing shareholder tax information to the Trust’s Transfer Agent.

Subject to the limitations described below, as compensation for its administrative services and the assumption of related expenses, the Administrator is entitled to asset-based fees for accounting and administration services, subject to a certain minimum fee. The Administration Agreement will continue until August 31, 2018 unless sooner terminated pursuant to the agreement and renew each year thereafter unless at least sixty days’ notice is given prior to the end of a term. Under the Advisory Agreement, the Investment Adviser has contractually assumed the Trust’s obligation to pay the fees of the Administrator.

DISTRIBUTOR

Foreside Fund Services, LLC (“Foreside” or the “Distributor”), a Delaware limited liability company, serves as the distributor of Creation Units for the Fund on an agency basis. The Trust has entered into a Distribution Agreement under which Foreside, as agent, receives orders from Authorized Participants to create and redeem shares in Creation Unit Aggregations and transmits such orders to the Trust’s Custodian and Transfer Agent. The Distributor’s principal address is Three Canal Plaza, Portland, Maine 04101. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority (“FINRA”). Shares will be continuously offered for sale by the Trust through the Distributor only in whole Creation Units, as described in the section of this SAI entitled “Purchase and Redemption of Creation Units Aggregations.” The Distributor also acts as an agent for the Trust for those activities described within the Distribution Agreement. The Distributor will deliver a prospectus to Authorized Participants purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it to Authorized Participants. The Distributor has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. No compensation is payable by the Trust to Foreside for such distribution services. However, the Investment Adviser has entered into an agreement with Foreside under which it makes payments to Foreside in consideration for its services under the Distribution Agreement. The payments made by the Investment Adviser to Foreside do not represent an additional expense to the Trust or its shareholders.

DISTRIBUTION AND SERVICE PLAN

As stated in the Fund’s Prospectus, the Trust has adopted a Distribution and Service Plan pursuant to Rule 12b-1 with respect to shares of the Fund. However, no 12b-1 fee is currently charged to the Fund, and the Fund does not expect to pay any 12b-1 fees during the current and next fiscal years. Pursuant to the Plan, the Fund may enter into agreements from time to time with financial intermediaries providing for support and/or distribution services to customers of the financial intermediaries who are the beneficial owners of Fund shares. Under the agreements, the Fund may pay financial intermediaries up to 0.25% (on an annualized basis) of the average daily NAV of the shares beneficially owned by their customers. Distribution services may include: (i) services in connection with distribution assistance; or (ii) payments to financial institutions and other financial intermediaries, such as broker-dealers and mutual fund “supermarkets,” as compensation for services or reimbursement of expenses incurred in connection with distribution assistance.

Any amendment to increase materially the costs under the Distribution and Service Plan with respect to the Fund must be approved by the holders of a majority of the outstanding shares of the Fund. So long as the Distribution and Service Plan is in effect, the selection and nomination of the members of the Board of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust will be committed to the discretion of such Non-Interested Trustees.

TRANSFER AGENT

JPMorgan Chase Bank, N.A. (the “Transfer Agent”) acts as Transfer Agent for the Fund under an Agency Services Agreement with the Trust. The Transfer Agent has undertaken to perform some or all of the following services: (i) perform and facilitate the performance of purchases and redemptions of Creation Units; (ii) prepare and transmit payments for dividends and distributions; (iii) record the issuance of shares and maintain records of the number of authorized shares; (iv) prepare and transmit information regarding purchases and redemptions of shares; (v) communicate information regarding purchases and redemptions of shares and other relevant information to appropriate parties; (vi) maintain required books and records; and (vii) perform other customary services of a transfer agent and dividend disbursing agent for an ETF (exchange traded fund).

As compensation for the services rendered by the Transfer Agent under the Agency Services Agreement the Transfer Agent is entitled to reasonable out-of-pocket or incidental expenses as provided under the Agency Services Agreement. The Agency Services Agreement will continue until August 31, 2018 unless sooner terminated pursuant to the agreement and renew each year thereafter unless at least sixty days’ notice is given prior to the end of a term. Under the Advisory Agreement, the Investment Adviser has contractually assumed the Trust’s obligation to pay the expenses of the Transfer Agent.

CUSTODIAN

JPMorgan Chase Bank, N.A. (the “Custodian”) acts as Custodian for the Fund under a Global Custody Agreement with the Trust. The Custodian: (i) holds the Fund’s cash and securities; (ii) maintains such cash and securities in separate accounts in the name of the Fund; (iii) receives, delivers and releases securities on behalf of the Fund; (iv) collects and receives all income, principal and other payments in respect of the Fund’s investments held by the Custodian; and (v) maintains a statement of account for each account of the Trust. The Custodian may employ one or more sub-custodians, provided that the Custodian shall be liable for direct losses due to the sub-custodian’s insolvency or the sub-custodian’s failure to use reasonable care, fraud or willful default in the provision of its services. The Custodian will enter into agreements with financial institutions and depositories located in foreign countries with respect to the custody of the Fund’s foreign securities.

As compensation for the services rendered under the Global Custody Agreement with respect to the Trust by the Custodian to the Fund, the Custodian is entitled to fees and reasonable out-of-pocket expenses. The Global Custody Agreement will continue until August 31, 2018 unless sooner terminated pursuant to the agreement and renew each year thereafter unless at least sixty days’ notice is given prior to the end of a term. Under the Advisory Agreement, the Investment Adviser has contractually assumed the Trust’s obligation to pay the fees and expenses of the Custodian.

SECURITIES LENDING AGENT

JPMorgan Chase Bank, N.A. (the “Securities Lending Agent”) acts as Securities Lending Agent for the Fund under a Securities Lending Agreement with the Trust. The Securities Lending Agent (i) arranges and administers the loan of securities when establishing a loan and the return of securities upon termination of a loan, (ii) collects from borrowers cash, securities or other instruments to serve as collateral for the loans, (iii) monitors the value of securities on loan and the value of the corresponding collateral, (iv) communicates to each borrower the minimum amount of collateral required for each loan and collects additional collateral as required on a daily basis to maintain such minimum, (v) collects or arranges for the collection of any interest, dividends or other distributions related to loaned securities, and (vi) performs other necessary services related to the establishment and maintenance of the Trust’s securities lending program. The Securities Lending Agreement will continue indefinitely and may be terminated by either party on sixty days’ notice to the other.

DESCRIPTION OF SHARES

The Declaration of Trust of the Trust (the “Declaration”) permits the Trust’s Board of Trustees to cause the Trust to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios. The Trustees or Trust may create additional series and each series may be divided into classes.

Under the terms of the Declaration, each share of the Fund has a par value of $0.0001, and represents a proportionate interest in the Fund with each other share of its class in the Fund and is entitled to such dividends and distributions out of the assets belonging to the Fund as are authorized by the Trustees and declared by the Trust. Upon any liquidation of the Fund, shareholders of each class of the Fund are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under “Shareholder Information” in the Prospectus. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by the Fund may be suspended for more than seven days: (i) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Fund normally utilizes is closed or is restricted as determined by the SEC; (ii) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of instruments owned by it or fairly to determine the value of its net assets; or (iii) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund. The Trust also may suspend or postpone the recording of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of the Fund are redeemable at the unilateral option of the Trust. The Declaration permits the Board to alter the number of shares constituting a Creation Unit or to specify that shares of beneficial interest of the Trust may be individually redeemable. Shares when issued as described in the Prospectus are validly issued, fully paid and nonassessable. In the interests of economy and convenience, certificates representing shares of the Fund are not issued.

Following the creation of the initial Creation Unit Aggregation(s) of the Fund and immediately prior to the commencement of trading in the Fund’s shares, a holder of shares may be a “control person” of the Fund, as defined in the 1940 Act. The Fund cannot predict the length of time for which one or more shareholders may remain a control person of the Fund.

The proceeds received by the Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of the Fund. The underlying assets of the Fund will be segregated on the books of account, and will be charged with the liabilities in respect to the Fund and with a share of the general liabilities of the Trust. Expenses with respect to the Fund normally are allocated in proportion to the NAV of the respective Fund except where allocations of direct expenses can otherwise be fairly made.

The Fund and the other portfolios of the Trust entitled to vote on a matter will vote in the aggregate and not by fund, except as required by law or when the matter to be voted on affects only the interests of shareholders of a particular fund or funds.

Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above.

The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share or to one vote for each dollar of NAV represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as “dollar-based voting”). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees, irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees or upon the written request of holders of at least a majority of the shares entitled to vote at such meeting. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration and such other matters as the Trustees may determine or may be required by law.

The Declaration authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a “master-feeder” structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

The Declaration also authorizes the Trustees, in connection with the termination or other reorganization of the Trust or any series or class by way of merger, consolidation, the sale of all or substantially all of the assets, or otherwise, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such termination or reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.

The Declaration permits the Trustees to amend the Declaration without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment: (i) that would adversely affect the voting rights of shareholders specified in the Declaration; (ii) that is required by law to be approved by shareholders; (iii) to the amendment section of the Declaration; or (iv) that the Trustees determine to submit to shareholders.

The Declaration permits the termination of the Trust or of any series or class of the Trust: (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include: (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

In the event of a termination of the Trust or the Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Unit Aggregations or to be individually redeemable. In such circumstance, the Trust may make redemptions in-kind, for cash, or for a combination of cash or securities.

Under the Maryland Statutory Trust Act (the “Maryland Act”), shareholders are not personally liable for obligations of the Trust. The Maryland Act entitles shareholders of the Trust to the same limitation of liability as is available to stockholders of corporations incorporated in the State of Maryland. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Maryland law and may subject the shareholders to liability. To offset this risk, the Declaration: (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees; and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Maryland law; (ii) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (iii) the applicable series of the Trust is unable to meet its obligations.

The Declaration provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. Additionally, subject to applicable federal law, no person who is or who has been a Trustee or officer of the Trust shall be liable to the Trust or to any shareholder for money damages except for liability resulting from: (a) actual receipt of an improper benefit or profit in money, property or services; or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. However, nothing in the Declaration protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration requires indemnification of Trustees and officers of the Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

The Declaration provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Declaration and the Bylaws of the Trust.

The Declaration provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (i) shareholders who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (ii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Declaration also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust’s shares (the “Series Trustees”). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees: (i) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (ii) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Declaration with respect to such series or class; and/or (iii) may have no power or authority with respect to any other series or class.

The term “majority of the outstanding shares” of either the Trust or the Fund or another investment portfolio of the Trust means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the vote of the lesser of: (i) 67% or more of the shares of the Trust or the Fund or portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or the Fund or portfolio are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the Trust or the Fund or portfolio.

Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of the Fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC staff, Officers and Trustees of the Fund and beneficial owners of 10% of the shares of the Fund (“Insiders”) may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act.

On September 24, 2015, the Board of Trustees of the Trust adopted an amendment to the Trust’s By-Laws to establish the state and federal courts sitting in the State of Maryland as the sole and exclusive forums for any shareholder (including a beneficial owner) to bring (i) any action or proceeding brought on behalf of the Trust, (ii) any action asserting a claim or breach of a fiduciary duty owed by any Trustee, officer or employee, if any, of the Trust to the Trust or the Trust’s shareholders, (iii) any action asserting a claim against the Trust, its Trustees, officers or employees, if any, arising pursuant to any provision of the Maryland Statutory Trust Act or the Trust’s Trust Instrument or bylaw; or (iv) any action asserting a claim against the Trust, its Trustees, officers or employees, if any, governed by the internal affairs doctrine.

BOOK-ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the Shareholder Information section in the Prospectus.

The Depository Trust Company (“DTC”) acts as Securities Depository for the Shares of the Trust. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is a subsidiary of the Depository Trust and Clearing Corporation (“DTCC”), which is owned by its member firms including international broker/dealers, correspondent and clearing banks, mutual fund companies and investment banks. Access to the DTC system is also available to others such as banks, brokers, dealers and Trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Fund shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in shares.

Beneficial Owners of shares are not entitled to have shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of shares. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of shares, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial Owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial Owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all shares for all purposes.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the share holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares of the Fund, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Listing Exchange on which shares are listed.

PURCHASE AND REDEMPTION OF CREATION UNIT AGGREGATIONS

CREATION UNIT AGGREGATIONS

The Trust issues and sells shares of the Fund only in Creation Unit Aggregations. The Board of Trustees reserves the right to declare a split or a consolidation in the number of shares outstanding of the Fund of the Trust, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board of Trustees.

PURCHASE AND ISSUANCE OF CREATION UNIT AGGREGATIONS

General. The Trust issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the Fund’s NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form. A “Business Day” with respect to the Fund is any day on which the Listing Exchange is open for business. As of the date of this SAI, each Listing Exchange observes the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Portfolio Deposit. Unless cash purchases are specified for the Fund, the consideration for purchase of a Creation Unit of shares of the Fund generally consists of the in-kind deposit of a designated portfolio of securities and other instruments (the “Deposit Securities”) generally corresponding pro rata (except in certain circumstances) to the Fund’s portfolio positions and an amount of cash computed as described below (the “Cash Component”). Together, the Deposit Securities and the Cash Component constitute the “Portfolio Deposit,” which represents the minimum initial and subsequent investment amount for shares of the Fund. The Cash Component is an amount equal to the Balancing Amount (as defined below). The “Balancing Amount” is an amount equal to the difference between (x) the NAV (per Creation Unit) of the Fund and (y) the “Deposit Amount”, which is the market value (per Creation Unit) of the securities deposited with the Trust. The

Balancing Amount serves the function of compensating for any differences between the NAV per Creation Unit and the Deposit Amount. If the Balancing Amount is a positive number (i.e., the net asset value per Creation Unit is more than the Deposit Amount), the Authorized Participant will deliver the Balancing Amount. If the Balancing Amount is a negative number (i.e., the NAV per Creation Unit is less than the Deposit Amount), the Authorized Participant will receive the Balancing Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities shall be the sole responsibility of the Authorized Participant that purchased the Creation Unit. The Authorized Participant must ensure that all Deposit Securities properly denote change in beneficial ownership.

NTI makes available through the National Securities Clearing Corporation (“NSCC”) on each Business Day, prior to the opening of business on the Listing Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required quantity of each Deposit Security to be included in the current Portfolio Deposit (based on information at the end of the previous Business Day) for the Fund. Such Portfolio Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced Portfolio Deposit composition is made available.

The identity and number of shares of the Deposit Securities required for a Portfolio Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by NTI with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting the relevant Underlying Index. The adjustments will reflect changes, known to NTI on the date of announcement to be in effect by the time of delivery of the Portfolio Deposit, in the composition of the Fund’s Underlying Index, or resulting from stock splits and other corporate actions.

In addition, the Trust reserves the right to permit or require the substitution of an amount of cash (that is a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC, the Clearing Process (discussed below), the Federal Reserve System for U.S. Treasury Securities (discussed below) or for other similar reasons. The Trust also reserves the right to permit or require a “cash in lieu” amount where the delivery of Deposit Securities by the Authorized Participant (as described below) would be restricted under the securities laws or where delivery of Deposit Securities to the Authorized Participant would result in the disposition of Deposit Securities by the Authorized Participant becoming restricted under the securities laws, and in certain other situations.

On a given Business Day, the Trust may require all Authorized Participants purchasing Creation Units on that day to deposit an amount of cash (that is a “cash in lieu” amount) to replace any Deposit Security that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below) or, in the case of a non-U.S. Deposit Security, the security or instrument is not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances. The Trust also reserves the right to permit a “cash in lieu” to replace any Deposit Security which may not be available in sufficient quantity or which may not be eligible for trading by an Authorized Participant or the investor on whose behalf the Authorized Participant is acting. The Trust may in its discretion require an Authorized Participant to purchase Creation Units of the Fund in cash, rather than in-kind. On a given Business Day, the Trust may announce before the open of trading that all purchases of Creation Units of the Fund on that day will be made entirely in cash or, upon receiving a purchase order for Creation Units of the Fund from an Authorized Participant, the Trust may determine to require that purchase to be made entirely in cash.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Portfolio Deposit, on each Business Day, the Cash Component effective through and including the previous Business Day, per outstanding Creation Unit of the Fund, will be made available.

Procedures For Creation of Creation Units. To be eligible to place orders with the Distributor and to create a Creation Unit of the Fund, an entity must be: (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant, and must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Units (“Participant Agreement”) (discussed below). A Participating Party or DTC Participant who has executed a Participant Agreement is referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants. All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

Except as described below, all creation orders must be placed for one or more Creation Units and, whether through a Participating Party or a DTC Participant, must be received by the Distributor in proper form no later than 2:00 p.m., Eastern time (“Closing Time”) on any Business Day in order for creation of Creation Units to be effected based on the NAV of shares of the Fund as next determined on such date. The Fund is also referred to herein as a “Domestic Fund.” The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is timely received in proper form is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

All orders to create Creation Units shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, an Authorized Participant may request that an investor make certain representations or enter into agreements with respect to an order (e.g., to provide for payments of cash). Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of the Fund will have to be placed by the investor’s broker through an Authorized Participant. In such cases, there may be additional charges to such investor. A limited number of broker-dealers have executed a Participant Agreement and only a small number of such Authorized Participants have international capabilities. Investors placing orders for Creation Units of Domestic Funds through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Units of Domestic Funds that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Investors placing orders for Creation Units of the Domestic Funds should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution making the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the applicable Listing Exchange. Investors should be aware that the Authorized Participant may require orders for Creation Units placed with it to be in the form required by the individual Authorized Participant, which form may not be the same as the form of purchase order specified by the Trust that the Authorized Participant must deliver to the Distributor.

Investors placing orders for Creation Units of a Foreign Fund should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution making the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the applicable Listing Exchange. Investors should be aware that the Authorized Participant may require orders for Creation Units placed with it to be in the form required by the individual Authorized Participant, which form may not be the same as the form of purchase order specified by the Trust that the Authorized Participant must deliver to the Distributor.

Placement of Creation Orders For Domestic Funds Using The Clearing Process. The Clearing Process is the process of creating or redeeming Creation Units. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Transfer Agent (also known as the Index Receipt Agent) to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders For Domestic Funds Outside The Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC

Participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities (other than U.S. government securities) directly through DTC, or through a transfer of U.S. government securities and cash directly through the Federal Reserve System. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 2:00 p.m., Eastern time, on the “Settlement Date.” The Settlement Date is typically the first Business Day following the Transmittal Date. In certain cases Authorized Participants will create and redeem Creation Units of the Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding.

The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern time, on the Settlement Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 2:00 p.m., Eastern time on the Settlement Date, such order may be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the Settlement Date. Creation Units of Domestic Funds may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of: (i) the Cash Component; plus (ii) at least 110%, which NTI may change from time to time, of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”) with the Fund pending delivery of any missing Deposit Securities.

If an Authorized Participant determines to post an additional cash deposit as collateral for any undelivered Deposit Securities, such Authorized Participant must deposit with the Custodian the appropriate amount of federal funds by 2:00 p.m., Eastern time, on the date of requested settlement. If the Authorized Participant does not place its purchase order by the closing time or the Custodian does not receive federal funds in the appropriate amount by such time, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for any resulting losses. An additional amount of cash shall be required to be deposited with the Custodian, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 110%, which NTI may change from time to time, of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 2:00 p.m., Eastern time, on the Settlement Date or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the transmittal date plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

Placement of Creation Orders For Foreign Funds. For the Foreign Funds, NTI shall cause the sub-custodians of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Portfolio Deposit (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Unit Aggregations must be received by the Distributor from an Authorized Participant on its own or the applicable Listing Exchange on the relevant Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern time, on the contractual settlement date.

The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Trust, immediately available or same day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit.

Acceptance of Purchase Order. Subject to the conditions that: (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor’s behalf); and (ii) arrangements satisfactory to the Trust are in place for payment of the Cash Component and any other cash amounts which may be due, the Trust will accept the order, subject to its right (and the right of the Distributor and NTI) to reject any order until acceptance.

Once the Trust has accepted an order, upon next determination of the NAV of the shares, the Trust will confirm the issuance of a Creation Unit of the Fund, against receipt of payment, at such NAV. The Distributor will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.

The Trust reserves the absolute right to reject or revoke acceptance of a purchase order transmitted to it by the Distributor in respect of the Fund if: (a) the purchase order is not in proper form; (b) the purchaser or group of purchasers, upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (c) the Deposit Securities delivered are not as specified by NTI as described above; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Portfolio Deposit would otherwise, in the discretion of the Trust or NTI, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor, Transfer Agent, Custodian, a sub-custodian or NTI make it for all practical purposes impossible to process purchase orders. Examples of such circumstances include acts of God; public service or utility problems; fires, floods or extreme weather conditions; power outages resulting in telephone, telecopy or computer failures; market conditions or activities causing trading halts; systems failures involving computer or other informational systems affecting the Trust, the Distributor, DTC, NSCC, NTI, Transfer Agent, Custodian, a sub-custodian or any other participant in the creation process; and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or Authorized Participant acting on behalf of such creator of its rejection of the purchase order. The Trust, Transfer Agent, Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust reserves the right, in its sole discretion, to suspend the offering of Shares of the Fund or to reject purchase orders when, in its judgment, such suspension or rejection would be in the best interests of the Trust or the Fund.

Issuance of a Creation Unit. Except as provided herein, a Creation Unit of shares of the Fund will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Component, or transfer of cash, as applicable, have been completed. With respect to any non-U.S. Deposit Securities, when the applicable local sub-custodian(s) have confirmed to the Custodian that the required securities included in the Portfolio Deposit (or the cash value thereof) have been delivered to the account of the applicable local sub-custodian or sub-custodians, the Distributor and the Investment Adviser shall be notified of such delivery, and the Trust will issue, and cause the delivery of the Creation Unit. Creation Units typically are issued on a T+1 basis (one Business Days after trade date). However, as discussed in Appendix A, the Fund reserves the right to settle Creation Unit transactions on a basis other than T+1 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates or ex-dividend dates (the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.

To the extent contemplated by an Authorized Participant’s agreement with the Distributor, the Trust will issue Creation Units to such Authorized Participant notwithstanding the fact that the corresponding Portfolio Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value at least equal to 110%, which NTI may change from time to time, of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time, on the contractual settlement date. The only collateral that is acceptable to the Trust is cash in U.S. Dollars. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Information concerning the Trust’s current procedures for collateralization of missing Deposit Securities is available from the Distributor. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the cash collateral.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Cash Purchase Method. When cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases thereof. For the cash purchase portion, the investor must pay the cash equivalent of the designated subset of Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset the Trust’s brokerage and other transaction costs associated with using the cash to purchase the requisite Deposit Securities, the investor may be required to pay a fixed purchase transaction fee, plus an additional variable charge for cash purchases, which is expressed as a percentage of the value of the Deposit Securities. The transaction fees for in-kind and cash purchases of Creation Units are described below.

Purchase Transaction Fee. Purchasers of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. Investors who use the services of a broker, or other such intermediary, may be charged a fee for such services. A fixed purchase transaction fee payable to the Trust is imposed to compensate the Trust for the transfer and other transaction costs of the Fund associated with the issuance of Creation Units. The standard purchase transaction fee will be the same regardless of the number of Creation Units purchased by the purchaser on the same day. The Authorized Participant may also be required to pay an additional variable charge to compensate the Fund for certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from cash purchases of Creation Units (up to the maximum amount shown below). Where the Trust permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser also will be assessed an additional variable transaction charge (up to the maximum amount shown below). To the extent the Fund cannot recoup the amount of transaction costs incurred in connection with a purchase, those transaction costs will be borne by the Fund’s shareholders and negatively affect the Fund’s performance. The purchase transaction fees for in-kind purchases and cash purchases (when available) are listed in the table below. This table is subject to revision from time to time.

NAME OF FUND	Fee for In- Kind and Cash Purchases	Maximum Additional Variable Charge for Cash Purchase*
FlexShares High Yield Value-Scored US Bond Index Fund	[ ]	[ ]

*	As a percentage of the net asset value per Creation Unit.

Redemption of Creation Units. Shares of the Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Distributor and only on a Business Day. The Trust will not redeem shares in amounts less than Creation Units. Beneficial owners also may sell shares in the secondary market, but must accumulate enough Fund shares to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to the Fund, NTI makes available through the NSCC prior to the opening of business on the Listing Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities as announced by NTI through the NSCC on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption transaction fee described below (“Cash Redemption Amount”). The redemption transaction fee described below is deducted from such redemption proceeds. In the event that the Fund Securities have a value greater than the NAV of the Fund shares, a compensating cash payment equal to such difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

On a given Business Day, the Trust may require all Authorized Participants redeeming Creation Units on that day to receive an amount of cash (that is a “cash in lieu” amount) to replace any Fund Security that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed above) or, in the case of a non-U.S. Fund Security, the security or instrument is not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances. The Trust also reserves the right to permit a “cash in lieu” to replace any Fund Security which may not be eligible for trading by an Authorized Participant or the investor on whose behalf the Authorized Participant is acting or if a shareholder would be subject to unfavorable income tax treatment if the shareholder received redemption proceeds in kind. On a given Business Day, the Trust may announce before the open of trading that all redemptions of Creation Units of the Fund on that day will be made entirely in cash or, upon receiving a redemption order for Creation Units of the Fund from an Authorized Participant, the Trust may determine to require that redemption to be made entirely in cash.

When cash redemptions of Creation Units are specified for the Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. The investor will receive the cash equivalent of the designated Fund Securities it would otherwise have received through an in-kind redemption, plus the same Cash Redemption Amount required to be paid to an in-kind redeemer. In addition, to offset the Trust’s brokerage and other transaction costs associated with a cash redemption, the investor will be required to pay a fixed redemption transaction fee, plus an additional variable charge for cash redemptions, which is expressed as a percentage of the value per Creation Unit. The transaction fees for in-kind and cash redemptions of Creation Units are described below.

Investors will bear the costs of transferring the Fund Securities from the Trust to their account on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. A fixed redemption transaction fee payable to the Trust also is imposed to offset transfer and other transaction costs that may be incurred by the Fund. The standard redemption transaction fee will be the same regardless of the number of Creation Units redeemed by an investor on the same day. The Authorized Participant may also be required to pay a variable transaction fee to compensate the Fund for certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from cash redemptions of Creation Units (up to the maximum amount shown below). Where the Trust requires or permits an in-kind redeemer to substitute cash in lieu of receiving a portion of the Deposit Securities, the redeemer also will be assessed an additional variable transaction charge (up to the maximum amount shown below). To the extent the Fund cannot recoup the amount of transaction costs incurred in connection with a redemption, those transaction costs will be borne by the Fund’s remaining shareholders and negatively affect the Fund’s performance. The redemption transaction fee for redemptions in kind and for cash and the additional variable charge for cash redemptions (when cash redemptions are available or specified) are listed in the table below.

NAME OF FUND	Fee for In- Kind and Cash Redemptions	Maximum Additional Variable Charge for Cash Redemption*
FlexShares High Yield Value-Scored US Bond Index Fund	[ ]	[ ]

*	As a percentage of the net asset value per Creation Unit, inclusive of the standard transaction fee.

Placement of Redemption Orders For Domestic Funds Using The Clearing Process. Orders to redeem Creation Units of Domestic Funds through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units using the Clearing Process is deemed received by the Trust on the Transmittal Date if: (i) such order is received by the Transfer Agent not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Trust after the Closing Time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the second NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders For Domestic Funds Outside The Clearing Process. Orders to redeem Creation Units of Domestic Funds outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of shares directly through DTC. An order in good form to redeem Creation Units outside the Clearing Process is deemed received by the Trust on the Transmittal Date if: (i) such order is received by the Transfer Agent not later than the Closing Time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to the Transfer Agent no later than 10:00 a.m., Eastern time, on the contracted settlement date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are generally expected to be delivered within one Business Day and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the Settlement Date. The Fund will generally settle transactions on a T+1 basis. In certain cases Authorized Participants will redeem and create Creation Units of the Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

Placement of Redemption Orders For Foreign Funds. Orders to redeem Creation Units must be delivered through an Authorized Participant. An order in good form to redeem Creation Units is deemed received by the Trust on the Transmittal Date if: (i) a request in satisfactory form to the Trust is received by the Transfer Agent not later than the Closing Time on the Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to the Transfer Agent no later than 10:00 a.m., Eastern time, on the next Business Day following the Transmittal Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. Deliveries of Fund Securities to redeeming investors generally will be made within two Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for a Foreign Fund may take longer than two Business Days after the Transmittal Date. In such cases, the local market settlement procedures will not commence until the end of local holiday periods. See Appendix A for a list of local holidays in the non-U.S. countries relevant to the Foreign Funds.

Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed a Participant Agreement. At any given time there will be only a limited number of broker-dealers that have executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

In connection with taking delivery of shares of non-U.S. Fund Securities upon redemption of shares of the Fund, a redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered.

To the extent permitted by an Authorized Participant’s agreement with the Distributor, in the event the Authorized Participant that has submitted a Redemption Order in proper form is unable to transfer the Fund Shares to the Custodian, at or prior to 10:00 a.m., Eastern time, on the next Business Day following the Transmittal Date, the Fund at its discretion may, in reliance on the undertaking by the Participant to deliver the missing Fund Shares as soon as possible, allow the Participant to provide and maintain collateral to secure the Participant’s obligation to deliver Fund Shares. The collateral provided must be in US Dollars, with an initial value at least equal to 110% of the value of the entire Redemption Order (marked-to-market daily). The collateral percentage required may change from time to time. Such cash collateral must be requested no later than 10:00 a.m. Eastern Time, and delivered no later than 2:00 p.m., Eastern Time, on the Listing Exchange business day after the date of submission of such redemption request. The Trust’s current procedures require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately available funds and shall be held by the Trust’s Custodian and marked to market daily, and that the fees of the Custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. The Participant Agreement may permit the Trust to purchase the missing shares or acquire the portfolio securities and the Cash Component underlying such shares at any time and subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, portfolio securities or Cash Component and the cash collateral.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Trust according to the procedures set forth under “Determination of Net Asset Value” in the Fund’s Prospectus and “Net Asset Value” below computed on the Business Day on which a redemption order is deemed received in good form by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of shares of the Fund are delivered to Transfer Agent prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by the Trust on such Transmittal Date. If, however, a redemption order is submitted to the Transfer Agent by a DTC Participant not later than the Closing Time on the Transmittal Date but either: (i) the requisite number of shares of the Fund are not delivered by the DTC Cut-Off-Time, as described above, on such Transmittal Date; or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Trust (i.e., the Business Day on which the shares of the Fund are delivered through DTC to the Transfer Agent by the DTC Cut-Off-Time), on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the portfolio securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the net asset value of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional variable charge for cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of portfolio securities of the Fund).

Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to particular securities included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

Because the portfolio securities of a Foreign Fund may trade on the relevant exchange(s) on days that the Listing Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or to purchase or sell shares of the Fund on the Listing Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund: (1) for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the New York Stock Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

TAXES

The following summarizes certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal income tax consequences in the Prospectus and this SAI are based on the Code and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.

FEDERAL - GENERAL INFORMATION

The Fund intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As a regulated investment company, the Fund generally will be exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, it must meet three important tests each year.

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to the Fund’s business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers as to which: (a) the Fund has not invested more than 5% of the value of its total assets in securities of the issuer; and (b) the Fund does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of the Fund’s total assets may be invested in the securities of: (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies); (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses; or (3) one or more qualified publicly traded partnerships.

Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

The Fund intends to comply with these requirements. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year the Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions (including distributions attributable to tax-exempt income) to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses) by the end of each calendar year. The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

The Fund intends to distribute annually to its shareholders substantially all of their investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 21%) on the amount retained. In that event, the Fund may designate such retained amounts as undistributed capital gains in a notice to its shareholders who, in such case, (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount; (b) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any; and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to the amount of undistributed capital gains included in the shareholder’s income reduced by their proportionate share of the taxes paid. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service.

Distributions of net realized long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income.

If an individual trust or estate receives a qualified dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend: (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period; or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by the Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of: (a) the date such stock became ex-dividend with respect to such dividends (that is, the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends); or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

BACK-UP WITHHOLDING

In certain cases, if a shareholder: (1) has failed to provide a correct taxpayer identification number; (2) is subject to backup withholding by the Internal Revenue Service; (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien), 24% of the dividends and distributions payable to such shareholder will be withheld and remitted to the U.S. Treasury.

SECTIONS 351 AND 362

The Trust on behalf of the Fund has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Sections 351 and 362 of the Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If the Fund’s basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to the Fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

CORPORATE DIVIDENDS RECEIVED DEDUCTION

The Fund’s dividends that are paid to its corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations.

NET CAPITAL LOSS CARRYFORWARDS

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. The Fund has no pre-enactment loss carry forwards since the Fund commenced operations after the effective date of the Act. Post-enactment capital loss carry forwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous law.

TAXATION OF INCOME FROM CERTAIN FINANCIAL INSTRUMENTS

The Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. In order to distribute this income and avoid a tax on the Fund, the Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The Fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expense.

SALES OF SHARES

Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the Fund will be treated as a sale for this purpose. Except as provided below, such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of the Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

OTHER TAXES

Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

TAXATION OF NON-U.S. SHAREHOLDERS

Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or W-8BEN-E, as applicable, certifying its entitlement to benefits under a treaty. Certain interest related dividends and short term capital gain dividends as designated by the Fund are not subject to this 30% withholding tax if the shareholder provides a properly completed Form W-8BEN or W-8BEN-E, applicable. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN, W-8BEN-E or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund.

Ordinary dividends, redemption payments and certain capital gain dividends to a non-U.S. shareholder that fails to make certain required certifications, or that is a “foreign financial institution” as defined in Section 1471 of the Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471, are generally subject to a U.S. withholding tax at a 30% rate. Withholding on redemption payments and certain capital gain dividends is currently scheduled to begin after December 31, 2018. The extent, if any, to which such withholding tax may be reduced or eliminated by an applicable tax treaty is unclear. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

REPORTING

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder may be required to file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances. Certain tax-exempt entities and their managers may be subject to excise tax if they are parties to certain reportable transactions.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisers as to the tax consequences of investing in such shares, including under state, local and foreign tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date of this Statement of Additional Information. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

NET ASSET VALUE

Net asset value is determined as indicated under “Determination of Net Asset Value” in the Fund’s Prospectus.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. Eastern Standard Time. On any business day when the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets close early, the Fund reserves the right to close at or prior to the SIFMA recommended closing time and credit will be given on the next business day. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, the Fund may compute its NAV as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff. The Trust reserves the right to reprocess purchase and redemption transactions that were processed at a NAV other than the Fund’s official closing NAV. For instance, if a pricing error is discovered that impacts the Fund’s NAV, the corrected NAV would be the official closing NAV and the erroneous NAV would be a NAV other than the Fund’s official closing NAV. Those transactions that were processed using the erroneous NAV may then be reprocessed using the official closing NAV.

DIVIDENDS AND DISTRIBUTIONS

GENERAL POLICIES

Dividends from net investment income are generally declared and paid at least monthly and any net realized securities gains, if any, generally are distributed at least annually. In order to improve tracking error or comply with the distribution requirements of the Internal Revenue Code of 1986, dividends may be declared and paid more. Dividends and securities gains distributions are distributed in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

DIVIDEND REINVESTMENT SERVICE

No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

OTHER INFORMATION

COUNSEL

Drinker Biddle & Reath LLP, with offices at One Logan Square, Ste. 2000, Philadelphia, PA 19103-6996, is counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[                    ], located at [                    ], serves as the independent registered public accounting firm of the Trust, audits the Fund’s financial statements and may perform other services.

ADDITIONAL INFORMATION

The Prospectus and this SAI do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act with respect to the securities offered by the Trust’s Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this SAI pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained in the Prospectus or in this SAI as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this SAI form a part, each such statement being qualified in all respects by such reference.

APPENDIX A

The Fund generally intends to effect deliveries of Creation Units and portfolio securities on a basis of “T” plus one business day. The Fund may effect deliveries of Creation Units and portfolio securities on a basis other than T plus one in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within one business day of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle may be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, may require a delivery process longer than seven calendar days for the Fund in certain circumstances. The holidays applicable to the Fund through December 31, 2019 are listed below, as are instances where more than seven days may be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

Regular Holidays through December 31, 2018.

Australia

January 1, 2018	April 25, 2018	December 25, 2018
January 26, 2018	June 11, 2018	December 26, 2018
March 30, 2018	August 6, 2018	January 1, 2019
April 2, 2018	October 1, 2018

Austria

January 1, 2018	May 10, 2018	October 26, 2018	December 26, 2018
March 30, 2018	May 21, 2018	November 1, 2018	December 31, 2018
April 2, 2018	May 31, 2018	December 24, 2018	January 1, 2019
May 1, 2018	August 15, 2018	December 25, 2018

Belgium

January 1, 2018	May 10, 2018	December 25, 2018
March 30, 2018	May 21, 2018	December 26, 2018

April 2, 2018	August 15, 2018	January 1, 2019
May 1, 2018	November 1, 2018

Brazil

January 1, 2018	May 1, 2018	November 2, 2018	December 31, 2018
January 25, 2018	May 31, 2018	November 15, 2018	January 1, 2019
February 12, 2018	July 9, 2018	November 20, 2018
February 13, 2018	September 7, 2018	December 24, 2018
March 30, 2018	October 12, 2018	December 25, 2018

Britain

January 1, 2018	May 1, 2018	June 18, 2018	December 24, 2018
January 2, 2018	May 7, 2018	June 22, 2018	December 25, 2018
January 15, 2018	May 9, 2018	July 2, 2018	December 26, 2018
January 22, 2018	May 10, 2018	July 4, 2018	December 27, 2018
February 14, 2018	May 11, 2018	August 27, 2018	December 28, 2018
February 19, 2018	May 17, 2018	September 3, 2018	December 31, 2018
March 29, 2018	May 21, 2018	October 8, 2018	January 1, 2019
March 30, 2018	May 28, 2018	November 12, 2018	January 2, 2019
April 2, 2018	June 5, 2018	November 22, 2018
April 27, 2018	June 6, 2018	December 6, 2018

Canada

January 1, 2018	May 21, 2018	September 3, 2018	December 25, 2018
February 19, 2018	July 2, 2018	October 8, 2018	December 26, 2018
March 30, 2018	August 6, 2018	November 12, 2018	January 1, 2019

Chilé

January 1, 2018	July 16, 2018	October 15, 2018	January 1, 2019
March 30, 2018	August 15, 2018	November 1, 2018
May 1, 2018	September 17, 2018	November 2, 2018
May 21 2018	September 18, 2018	December 25, 2018
July 2, 2018	September 19, 2018	December 31, 2018

China

January 1, 2018	April 5, 2018	September 25, 2018	December 26, 2018
February 15, 2018	April 6, 2018	October 1, 2018	January 1, 2019

February 16, 2018	April 30, 2018	October 2, 2018
February 19, 2018	May 1, 2018	October 3, 2018
February 20, 2018	May 22, 2018	October 4, 2018
February 21, 2018	June 18, 2018	October 5, 2018
March 30, 2018	July 2, 2018	October 17, 2018
April 2, 2018	September 24, 2018	December 25, 2018

Colombia

January 1, 2018	May 14, 2018	August 20, 2018	January 1, 2019
January 8, 2018	June 4, 2018	October 15, 2018
March 19, 2018	June 11, 2018	November 5, 2018
March 29, 2018	July 2, 2018	November 12, 2018
March 30, 2018	July 20, 2018	December 25, 2018
May 1, 2018	August 7, 2018	December 31, 2018

The Czech Republic

January 1, 2018	May 8, 2018	December 24, 2018
March 30, 2018	July 5, 2018	December 25, 2018
April 2, 2018	July 6, 2018	December 26, 2018
May 1, 2018	September 28, 2018	January 1, 2019

Denmark

January 1, 2018	April 27, 2018	June 5, 2018	December 31, 2018
March 29, 2018	May 10, 2018	December 24, 2018	January 1, 2019
March 30, 2018	May 11, 2018	December 25, 2018
April 2, 2018	May 21, 2018	December 26, 2018

Egypt

January 7, 2018	April 25, 2018	August 21, 2018	November 20, 2018
January 25, 2018	May 1, 2018	August 22, 2018
April 8, 2018	July 1, 2018	August 23, 2018
April 9, 2018	July 23, 2017	September 11, 2018
The Egyptian market is closed every Friday.

Finland

January 1, 2018	May 1, 2018	December 6, 2018	December 26, 2018
March 30, 2018	May 10, 2018	December 24, 2018	January 1, 2019

April 2, 2018	June 22, 2018	December 25, 2018

France

January 1, 2018	May 1, 2018	August 27, 2018	January 1, 2019
March 30, 2018	May 7, 2018	December 25, 2018
April 2, 2018	May 28, 2018	December 26, 2018

Germany

January 1, 2018	May 1, 2018	October 3, 2018	January 1, 2019
February 12, 2018	May 10, 2018	November 1, 2018
March 30, 2018	May 21, 2018	December 25, 2018
April 2, 2018	May 31, 2018	December 26, 2018

Greece

January 1, 2018	April 6, 2018	August 15, 2018
February 12, 2018	April 9, 2018	December 24, 2018
February 19, 2018	May 1, 2018	December 25, 2018
March 30, 2018	May 21, 2018	December 26, 2018
April 2, 2018	May 28, 2018	January 1, 2019

Hong Kong

January 1, 2018	April 2, 2018	July 2, 2018	October 5, 2018
February 15, 2018	April 5, 2018	September 24, 2018	October 17, 2018
February 16, 2018	April 6, 2018	September 25, 2018	December 24, 2018
February 19, 2018	April 30, 2018	October 1, 2018	December 25, 2018
February 20, 2018	May 1, 2018	October 2, 2018	December 26, 2018
February 21, 2018	May 22, 2018	October 3, 2018	December 31, 2018
March 30, 2018	June 18, 2018	October 4, 2018	January 1, 2019

Hungary

January 1, 2018	April 30, 2018	October 23, 2018	December 26, 2018
March 15, 2018	May 1, 2018	November 1, 2018	December 31, 2018
March 16, 2018	May 21, 2018	November 2, 2018	January 1, 2019
March 30, 2018	August 20, 2018		December 24, 2018

April 2, 2018	October 22, 2018		December 25, 2018

India

January 26, 2018	April 2, 2018	August 22, 2018	November 9, 2018

February 13, 2018	April 14, 2018	September 12, 2018	November 20, 2018
February 19, 2018	May 1, 2018	September 20, 2018	November 21, 2018
March 1, 2018	May 29, 2018	October 2, 2018	November 22, 2018
March 29, 2018	June 15, 2018	October 18, 2018	December 25, 2018
March 30, 2018	August 15, 2018		November 8, 2018

Indonesia

January 1, 2018	May 10, 2018	August 17, 2018	December 25, 2018
February 16, 2018	May 30, 2018	August 22, 2018	December 31, 2018
March 30, 2018	June 1, 2018	September 12, 2018	January 1, 2019
May 1, 2018	June 15, 2018	November 21, 2018

Ireland

January 1, 2018	May 28, 2018	August 27, 2018	January 1, 2019
March 30, 2018	June 4, 2018	October 29, 2018
April 2, 2018	July 12, 2018	December 25, 2018
May 7, 2018	August 6, 2018	December 26, 2018

Israel

March 1, 2018	April 25, 2018	June 8, 2018	September 19, 2018
March 21, 2018	April 26, 2018	July 22, 2018	September 24, 2018
April 6, 2018	May 9, 2018	September 10, 2018	October 1, 2018
April 19, 2018	May 10, 2018	September 11, 2018	October 8, 2018
April 20, 2018	May 20, 2018	September 18, 2018	October 9, 2018
The Israeli market is closed every Friday.

Italy

January 1, 2018	April 2, 2018	December 25, 2018	January 1, 2019
March 30, 2018	May 1, 2018	December 26, 2018

Japan

January 1, 2018	March 21, 2018	September 17, 2018	December 31, 2018
January 2, 2018	April 30, 2018	September 24, 2018	January 1, 2019
January 3, 2018	May 3, 2018	October 8, 2018	January 2, 2019
January 8, 2018	May 4, 2018	November 23, 2018	January 3, 2019
February 12, 2018	July 16, 2018	December 24, 2018

Malaysia

January 1, 2018	May 29, 2018	August 22, 2018	November 20, 2018
January 31, 2018	May 30, 2018	August 31, 2018	December 25, 2018
February 1 2018	May 31, 2018	September 11, 2018	January 1, 2019
February 16, 2018	June 1, 2018	September 17, 2018
May 1, 2018	June 15, 2018	November 8, 2018

Mexico

January 1, 2018	March 29, 2018	November 2, 2018	December 25, 2018
February 5, 2018	March 30, 2018	November 19, 2018	January 1, 2019
March 19, 2018	May 1, 2018	December 12, 2018

Morocco

January 1, 2018	July 30, 2018	August 22, 2018	November 20, 2018
January 11, 2018	August 14, 2018	August 23, 2018	November 21, 2018
May 1, 2018	August 20, 2018	September 11, 2018	January 1, 2019
June 15, 2018	August 21, 2018	November 6, 2018

Netherlands

January 1, 2018	April 27, 2018	May 21, 2018	January 1, 2019
March 30, 2018	May 1, 2018	December 25, 2018
April 2, 2018	May 10, 2018	December 26, 2018

New Zealand

January 1, 2018	February 6, 2018	June 4, 2018	January 1, 2019
January 2, 2018	March 30, 2018	October 22, 2018	January 2, 2019
January 22, 2018	April 2, 2018	December 25, 2018
January 29, 2018	April 25, 2018	December 26, 2018

Norway

January 1, 2018	May 1, 2018	December 24, 2018	January 1, 2019
March 29, 2018	May 10, 2018	December 25, 2018
March 30, 2018	May 17, 2018	December 26, 2018
April 2, 2018	May 21, 2018	December 31, 2018

Pakistan

January 1, 2018	May 31, 2018	August 22, 2018	December 25, 2018
February 5, 2018	June 15, 2018	August 23, 2018	January 1, 2019

May 1, 2018	June 16, 2018	September 20, 2018
May 6, 2018	July 2, 2018	September 21, 2018

Peru

January 1, 2018	May 1, 2018	October 8, 2018	January 1, 2019
March 29, 2018	June 29, 2018	November 1, 2018
March 30, 2018	August 30, 2018	December 25, 2018

The Philippines

January 1, 2018	June 12, 2018	November 1, 2018
March 29, 2018	June 15, 2018	November 30, 2018
March 30, 2018	August 20, 2018	December 25, 2018
April 9, 2018	August 21, 2018	December 31, 2018
May 1, 2018	August 27, 2018	January 1, 2019

Poland

January 1, 2018	May 1, 2018	August 15, 2018	December 25, 2018

March 30, 2018	May 3, 2018	November 1, 2018	December 26, 2016
April 2, 2018	May 31, 2018	December 24, 2018	January 1, 2019

Portugal

January 1, 2018	April 2, 2018	December 25, 2018	January 1, 2019
March 30, 2018	May 1, 2018	December 26, 2018

Qatar

January 1, 2018	March 4, 2018	August 22, 2018	December 18, 2018
February 13, 2018	June 17, 2018	August 23, 2018	January 1, 2019

Russia

January 1, 2018	February 23, 2018	July 4, 2018	January 1, 2019
January 2, 2018	March 8, 2018	September 3, 2018	January 2, 2019
January 3, 2018	March 30, 2018	October 8, 2018	January 3, 2019
January 4, 2018	May 1, 2018	November 5, 2018	January 4, 2019
January 5, 2018	May 9, 2018	November 12, 2018
January 15, 2018	May 28, 2018	November 22, 2018
February 19, 2018	June 12, 2018	December 25, 2018

Singapore

January 1, 2018	May 1, 2018	August 9, 2018	December 25, 2018

February 16, 2018	May 29, 2018	August 22, 2018	January 1, 2019
March 30, 2018	June 15, 2018	November 7, 2018

South Africa

January 1, 2018	April 2, 2018	August 9, 2018	December 25, 2018
March 21, 2018	April 27, 2018	September 24, 2019	December 26, 2018
March 30, 2018	May 1, 2018	December 17, 2018	January 1, 2019

South Korea

January 1, 2018	May 7, 2018	September 24, 2018	December 25, 2018
February 15, 2018	May 22, 2018	September 25, 2018	December 31, 2018
February 16, 2018	June 6, 2018	September 26, 2018	January 1, 2019
March 1, 2018	June 13, 2018	October 3, 2018
May 1, 2018	August 15, 2018	October 9, 2018

Spain

January 1, 2018	April 2, 2018	August 15, 2018	December 26, 2018
March 19, 2018	May 1, 2018	October 12, 2018	January 1, 2019
March 29, 2018	May 31, 2018	November 1, 2018
March 30, 2018	July 25, 2018	December 25, 2018

Sweden

January 1, 2018	May 1, 2018	June 6, 2018	December 26, 2018
March 29, 2018	May 10, 2018	June 22, 2018	December 31, 2018
March 30, 2018	May 17, 2018	December 24, 2018	January 1, 2019
April 2, 2018	May 21, 2018	December 25, 2018

Switzerland

January 1, 2018	April 2, 2018	May 21, 2018	December 26, 2018
January 2, 2018	May 1, 2018	August 1, 2018	January 1, 2019
March 30, 2018	May 10, 2018	December 25, 2018	January 2, 2019

Taiwan

January 1, 2018	February 20, 2018	May 1, 2018	December 31, 2018
February 15, 2018	February 28, 2018	June 18, 2018	January 1, 2019
February 16, 2018	April 4, 2018	September 24, 2018
February 19, 2018	April 5, 2018	October 10, 2018

Thailand

January 1, 2018	April 13, 2018	May 29, 2018	December 5, 2018
January 2, 2018	April 16, 2018	July 26, 2018	December 10, 2018
March 2, 2018	May 1, 2018	August 13, 2018	December 31, 2018
April 6, 2018	May 7, 2018	October 23, 2018	January 1, 2019

Turkey

January 1, 2018	June 15, 2018	August 23, 2018	January 1, 2019
April 23, 2018	August 20, 2018	August 24, 2018
May 1, 2018	August 21, 2018	August 30, 2018
June 14, 2018	August 22, 2018	October 29, 2018

United Arab Emirates

January 1, 2018	June 15, 2018	September 3, 2018	November 30, 2018
January 15, 2018	June 17, 2018	September 11, 2018	December 2, 2018
February 19, 2018	July 4, 2018	October 8, 2018	December 3, 2018
March 30, 2018	August 21, 2018	November 12, 2018	December 21, 2018
April 13, 2018	August 22, 2018	November 20, 2018	December 25, 2018
May 28, 2018	August 23, 2018	November 22, 2018	January 1, 2019

United States

January 1, 2018	March 30, 2018	September 3, 2018	November 22, 2018
January 15, 2018	May 28, 2018	October 8, 2018	December 25, 2018
February 19, 2018	July 4, 2018	November 12, 2018	January 1, 2019

Regular Holidays through December 31, 2019.

Australia

January 1, 2019	April 22, 2019	October 7, 2019	January 1, 2020
January 28, 2019	April 25, 2019	November 5, 2019
March 11, 2019	June 10, 2019	December 25, 2019
April 19, 2019	August 5, 2019	December 26, 2019

Austria

January 1, 2019	May 30, 2019	November 1, 2019	December 31, 2019
April 19, 2019	June 10, 2019	December 24, 2019	January 1, 2020
April 22, 2019	June 20, 2019	December 25, 2019

May 1, 2019	August 15, 2019	December 26, 2019

Belgium

January 1, 2019	May 1, 2019	August 15, 2019	December 25, 2019
April 19, 2019	May 30, 2019	November 1, 2019	December 26, 2019
April 22, 2019	June 10, 2019	November 11, 2019	January 1, 2020

Brazil

January 1, 2019	May 1, 2019	December 24, 2019
January 25, 2019	June 20, 2019	December 25, 2019
March 4, 2019	July 9, 2019	December 31, 2019
March 5, 2019	November 15, 2019	January 1, 2020
April 19, 2019	November 20, 2019

Britain

January 1, 2019	May 6, 2019	June 17, 2019	December 24, 2019
January 2, 2019	May 9, 2019	June 21, 2019	December 25, 2019
January 21, 2019	May 17, 2019	July 1, 2019	December 26, 2019
January 28, 2019	May 20, 2019	July 4, 2019	December 27, 2019
February 18, 2019	May 27, 2019	August 26, 2019	December 30, 2019
March 6, 2018	May 30, 2019	September 2, 2019	December 31, 2019
April 18, 2019	May 31, 2019	October 14, 2019	January 1, 2020
April 19, 2018	June 5, 2019	November 11, 2019	January 2, 2020
April 22, 2019	June 6, 2019	November 28, 2019
May 1, 2019	June 10, 2019	December 6, 2019

Canada

January 1, 2019	June 24, 2019	October 14, 2019	January 1, 2020
February 18, 2019	July 1, 2019	November 11, 2019
April 19, 2019	August 5, 2019	December 25, 2019
May 20, 2019	September 2, 2019	December 26, 2019

Chilé

January 1, 2019	July 16, 2019	September 20, 2019	December 31, 2019
April 19, 2019	August 15, 2019	October 31, 2019	January 1, 2020
May 1, 2019	September 18, 2019	November 1, 2019
May 21, 2019	September 19, 2019	December 25, 2019

China

January 1, 2019	April 5, 2019	July 1, 2019	October 7, 2019
February 4, 2019	April 19, 2019	September 13, 2019	December 25, 2019
February 5, 2019	April 22, 2019	October 1, 2019	December 26, 2019
February 6, 2019	May 1, 2019	October 2, 2019	January 1, 2020
February 7, 2019	May 13, 2019	October 3, 2019
February 8, 2019	June 7, 2019	October 4, 2019

Colombia

January 1, 2019	May 1, 2019	August 19, 2019	December 31, 2019

January 7, 2019	June 3, 2019	October 14, 2019	January 1, 2020
March 25, 2019	June 24, 2019	November 4, 2019
April 18, 2019	July 1, 2019	November 11, 2019
April 19, 2019	August 7, 2019	December 25, 2019

The Czech Republic

January 1, 2019	May 1, 2019	October 28, 2019	December 26, 2019
April 19, 2019	May 8, 2019	December 24, 2019	January 1, 2020
April 22, 2019	July 5, 2019	December 25, 2019

Denmark

January 1, 2019	May 17, 2019	June 10, 2019	December 31, 2019
April 18, 2019	May 30, 2019	December 24, 2019	January 1, 2020
April 19, 2019	May 31, 2019	December 25, 2019
April 22, 2019	June 5, 2019	December 26, 2019

Egypt

January 7, 2019	May 1, 2019	July 23, 2019	October 6, 2019
April 25, 2019	June 5, 2019	August 11, 2019
April 28, 2019	June 6, 2019	August 12, 2019
April 29, 2019	July 1, 2019	September 1, 2019
The Egyptian market is closed every Friday.

Finland

January 1, 2019	May 1, 2019	December 6, 2019	December 26, 2019
April 19, 2019	May 30, 2019	December 24, 2019	January 1, 2020
April 22, 2019	June 21, 2019	December 25, 2019

France

January 1, 2019	May 6, 2019	June 10, 2019	December 25, 2019
March 28, 2019	May 8, 2019	August 15, 2019	December 26, 2019
April 8, 2019	May 20, 2019	August 26, 2019	January 1, 2020
April 19, 2019	May 27, 2019	October 31, 2019
April 22, 2019	May 30, 2019	November 1, 2019
May 1, 2019	May 31, 2019	November 11, 2019

Germany

January 1, 2019	May 1, 2019	October 3, 2019	December 26, 2019
March 4, 2019	May 30, 2019	November 1, 2019	December 31, 2019
April 19, 2019	June 10, 2019	December 24, 2019	January 1, 2020
April 22, 2019	June 20, 2019	December 25, 2019

Greece

January 1, 2019	April 22, 2019	June 17, 2019	December 26, 2019
March 4, 2019	April 26, 2019	August 15, 2019	January 1, 2020
March 11, 2019	April 29, 2019	October 28, 2019
March 25, 2019	May 1, 2019	December 24, 2019
April 19, 2019	June 10, 2019	December 25, 2019

Hong Kong

January 1, 2019	April 5, 2019	July 1, 2019	October 7, 2019
February 4, 2019	April 19, 2019	September 13, 2019	December 24, 2019
February 5, 2019	April 22, 2019	October 1, 2019	December 25, 2019
February 6, 2019	May 1, 2019	October 2, 2019	December 26, 2019
February 7, 2019	May 13, 2019	October 3, 2019	December 31, 2019
February 8, 2019	June 7, 2019	October 4, 2019	January 1, 2020

Hungary

January 1, 2019	June 10, 2019	December 24, 2019
March 15, 2019	August 19, 2019	December 25, 2019
April 19, 2019	August 20, 2019	December 26, 2019
April 22, 2019	October 23, 2019	December 27, 2019
May 1, 2019	November 1, 2019	January 1, 2020

India

January 26, 2019	April 17, 2019	August 19, 2019	November 9, 2019
February 19, 2019	April 19, 2019	September 2, 2019	November 12, 2019
March 4, 2019	May 1, 2019	September 10, 2019	December 25, 2019
March 21, 2019	May 18, 2019	October 2, 2019
April 1, 2019	June 5, 2019	October 7, 2019
April 6, 2019	August 12, 2019	October 29, 2019
April 13, 2019	August 15, 2019	October 30, 2019

Indonesia

January 1, 2019	April 19, 2019	June 5, 2019	December 31, 2019
February 5, 2019	May 1, 2019	June 6, 2019	January 1, 2020
March 7, 2019	May 20, 2019	August 12, 2019
April 3, 2019	May 30, 2019	December 25, 2019

Ireland

January 1, 2019	May 6, 2019	August 5, 2019	December 26, 2019
March 18, 2019	May 27, 2019	August 26, 2019	December 27, 2019
April 19, 2019	June 3, 2019	October 28, 2019	January 1, 2020
April 22, 2019	July 12, 2019	December 25, 2019

Israel

March 21, 2019	May 28, 2019	September 20, 2019	October 21, 2019
April 8, 2019	May 29, 2019	September 30, 2019
April 9, 2019	June 9, 2019	October 1, 2019
April 15, 2019	July 30, 2019	October 8, 2019
April 26, 2019	August 11, 2019	October 9, 2019
April 29, 2019	September 18, 2019	October 10, 2019
May 9, 2019	September 19, 2019	October 14, 2019
The Israeli market is closed every Friday.

Italy

January 1, 2019	April 25, 2019	November 1, 2019	January 1, 2020

April 19, 2019	May 1, 2019	December 25, 2019
April 22, 2019	August 15, 2019	December 26, 2019

Japan

January 1, 2019	March 21, 2019	August 12, 2019	December 23, 2019
January 2, 2019	April 29, 2019	September 16, 2019	December 31, 2019
January 3, 2019	May 3, 2019	September 23, 2019	January 1, 2020
January 14, 2019	May 6, 2019	October 14, 2019	January 2, 2020
February 11, 2019	July 15, 2019	November 4, 2019	January 3, 2020

Malaysia

January 1, 2019	May 1, 2019	June 6, 2019	January 1, 2020
January 21, 2019	May 22, 2019	August 12, 2016
February 1, 2019	May 30, 2019	September 16, 2019
February 5, 2019	May 31, 2019	October 29, 2019
February 6, 2019	June 5, 2019	December 25, 2019

Mexico

January 1, 2019	April 18, 2019	September 16, 2019	December 25, 2019
February 4, 2019	April 19, 2019	November 18, 2019	January 1, 2020
March 18, 2019	May 1, 2019	December 12, 2019

Morocco

January 1, 2019	July 30, 2019	August 21, 2019
January 11, 2019	August 12, 2019	November 6, 2019
May 1, 2019	August 13, 2019	November 18, 2019
June 5, 2019	August 14, 2019	January 1, 2020
June 6, 2019	August 20, 2019

Netherlands

January 1, 2019	April 30, 2019	June 10, 2019	January 1, 2020
April 19, 2019	May 1, 2019	December 25, 2019
April 22, 2019	May 30, 2019	December 26, 2019

New Zealand

January 1, 2019	February 6, 2019	June 3, 2019	January 1, 2020
January 2, 2019	April 19, 2019	October 28, 2019	January 2, 2020
January 21, 2019	April 22, 2019	December 25, 2019
January 28, 2019	April 25, 2019	December 26, 2019

Norway

January 1, 2019	May 1, 2019	June 10, 2019	December 31, 2019
April 18, 2019	May 17, 2019	December 24, 2019	January 1, 2020
April 19, 2019	May 20, 2019	December 25, 2019
April 22, 2019	May 30, 2019	December 26, 2019

Pakistan

January 1, 2019	May 31, 2019	August 12, 2019	December 25, 2019

February 5, 2019	June 5, 2019	August 14, 2019	January 1, 2020
May 1, 2019	June 6, 2019	September 10, 2019
May 6, 2019	July 1, 2019	September 11, 2019

Peru

January 1, 2019	May 1, 2019	October 8, 2019	January 1, 2020
April 18, 2019	July 29, 2019	November 1, 2019
April 19, 2019	August 30, 2019	December 25, 2019

The Philippines

January 1, 2019	May 1, 2019	August 21, 2019	December 30, 2019
April 9, 2019	June 5, 2019	August 26, 2019	December 31, 2019
April 18, 2019	June 12, 2019	November 1, 2019	January 1, 2020
April 19, 2019	August 12, 2019	December 25, 2019

Poland

January 1, 2019	May 3, 2019	November 11, 2019	January 1, 2020
April 19, 2019	June 20, 2019	December 24, 2019
April 22, 2019	August 15, 2019	December 25, 2019
May 1, 2019	November 1, 2019	December 26, 2019

Portugal

January 1, 2019	April 25, 2019	June 20, 2019	December 25, 2019
March 5, 2019	May 1, 2019	August 15, 2019	December 26, 2019
April 19, 2019	June 10, 2019	November 1, 2019	January 1, 2020
April 22, 2019	June 13, 2019	December 24, 2019

Qatar

January 1, 2019	June 5, 2019	August 12, 2019	December 18, 2019
February 12, 2019	June 6, 2019	August 13, 2019	January 1, 2020
March 3, 2019	August 11, 2019	August 14, 2019

Russia

January 1, 2019	February 18, 2019	June 12, 2019	November 28, 2019
January 2, 2019	March 8, 2019	July 4, 2019	December 25, 2019
January 3, 2019	April 19, 2019	September 2, 2019	January 1, 2020
January 4, 2019	May 1, 2019	October 14, 2019	January 2, 2020
January 7, 2019	May 9, 2019	November 4, 2019	January 3, 2020
January 21, 2019	May 27, 2019	November 11, 2019	January 4, 2020

Singapore

January 1, 2019	March 1, 2019	June 5, 2019	October 11, 2019
February 4, 2019	April 4, 2019	June 7, 2019	October 28, 2019
February 5, 2019	April 5, 2019	August 9, 2019	December 25, 2019
February 6, 2019	April 19, 2019	August 12, 2019	January 1, 2020
February 7, 2019	May 1, 2019	September 13, 2019
February 28, 2019	May 20, 2019	October 10, 2019

South Africa

January 1, 2019	April 19, 2019	August 9, 2019	December 26, 2019
March 21, 2019	April 22, 2019	September 24, 2019	January 1, 2020
March 29, 2019	May 1, 2019	December 16, 2019
April 1, 2019	June 17, 2019	December 25, 2019

South Korea

January 1, 2019	March 1, 2019	August 15, 2019	October 9, 2019
February 4, 2019	May 1, 2019	September 12, 2019	December 25, 2019
February 5, 2019	May 6, 2019	September 13, 2019	December 31, 2019
February 6, 2019	June 6, 2019	October 3, 2019	January 1, 2020

Spain

January 1, 2019	May 1, 2019	June 24, 2019	November 1, 2019
March 19, 2019	May 2, 2019	July 25, 2019	December 6, 2019
April 18, 2019	May 15, 2019	August 15, 2019	December 25, 2019
April 19, 2019	June 10, 2019	September 11, 2019	December 26, 2019
April 22, 2019	June 20, 2019	September 24, 2019	January 1, 2020

Sweden

January 1, 2019	May 1, 2019	June 10, 2019	December 26, 2019
April 18, 2019	May 17, 2019	June 21, 2019	December 31, 2019
April 19, 2019	May 30, 2019	December 24, 2019	January 1, 2020
April 22, 2019	June 6, 2019	December 25, 2019

Switzerland

January 1, 2019	May 1, 2019	December 24, 2019	January 1, 2020
January 2, 2019	May 30, 2019	December 25, 2019
April 19, 2019	June 10, 2019	December 26, 2019
April 22, 2019	August 1, 2019	December 31, 2019

Taiwan

January 1, 2019	February 7, 2019	April 5, 2019	October 10, 2019
February 4, 2019	February 28, 2019	May 1, 2019	October 11, 2019
February 5, 2019	March 1, 2019	June 7, 2019	December 31, 2019
February 6, 2019	April 4, 2019	September 13, 2019	January 1, 2020

Thailand

January 1, 2019	April 16, 2019	July 1, 2019	December 5, 2019
February 19, 2019	May 1, 2019	July 15, 2019	December 10, 2019
April 8, 2019	May 6, 2019	August 12, 2019	December 31, 2019
April 15, 2019	May 20, 2019	October 23, 2019	January 1, 2020

Turkey

January 1, 2019	June 5, 2019	August 12, 2019	October 28, 2019
April 23, 2019	June 6, 2019	August 13, 2019	October 29, 2019
May 1, 2019	June 7, 2019	August 14, 2019	January 1, 2020
June 4, 2019	July 15, 2019	August 30, 2019

United Arab Emirates

January 1, 2019	June 15, 2019	September 3, 2019	November 30, 2019
January 15, 2019	June 17, 2019	September 11, 2019	December 2, 2019
February 19, 2019	July 4, 2019	October 8, 2019	December 3, 2019
March 30, 2019	August 21, 2019	November 12, 2019	December 21, 2019
April 13, 2019	August 22, 2019	November 20, 2019	December 25, 2019
May 28, 2019	August 23, 2019	November 22, 2019	January 1, 2020

United States

January 1, 2019	April 19, 2019	September 2, 2019	November 28, 2019
January 21, 2019	May 27, 2019	October 14, 2019	December 25, 2019
February 18, 2019	July 4, 2019	November 11, 2019	January 1, 2020

Redemption. The longest redemption cycle for a Fund is a function of the longest redemption cycles among the countries whose securities comprise a Fund. Through December 31, 2018, the dates of regular holidays affecting the following securities markets present the worst-case redemption cycles* for a Fund as follows:

Country	Trade Date	Settlement Date	Number of Days to Settle
Britain	5/4/2018	5/14/2018	10
	12/20/2018	1/3/2019	14
	12/21/2018	1/4/2019	14
China	2/13/2018	2/22/2018	9
	9/27/2018	10/8/2018	11
	2/14/2018	2/23/2018	9
	9/28/2018	10/9/2018	11
Egypt	8/16/2018	8/27/2018	11
	8/20/2018	8/28/2018	8
Hong Kong	2/13/2018	2/22/2018	9
	2/14/2018	2/23/2018	9
	9/27/2018	10/8/2018	11
	9/28/2018	10/9/2018	11
Israel	9/17/2018	9/25/2018	8
Japan	12/27/2018	1/4/2019	8
	12/28/2018	1/7/2019	10
Malaysia	5/25/2018	6/4/2018	10
	5/28/2018	6/5/2018	8
Morocco	8/16/2018	8/24/2018	8
	8/17/2018	8/27/2018	10
Russia	12/28/2017	1/8/2018	11
	12/29/2017	1/9/2018	11
	12/28/2018	1/7/2019	10
	12/31/2018	1/8/2019	8
Taiwan	2/13/2018	2/21/2018	8
	2/14/2018	2/22/2018	8
Turkey	8/16/2018	8/27/2018	11
	8/17/2018	8/28/2018	11
United Arab Emirates	8/16/2018	8/27/2018	11
	8/20/2018	8/28/2018	8

*	These worst-case redemption cycles are based on information regarding regular holidays, which may be out of date. Based on changes in holidays, longer (worse) redemption cycles are possible.

Redemption. The longest redemption cycle for a Fund is a function of the longest redemption cycles among the countries whose securities comprise a Fund. Through December 31, 2019, the dates of regular holidays affecting the following securities markets present the worst-case redemption cycles* for a Fund as follows:

Country	Trade Date	Settlement Date	Number of Days to Settle
Britain	12/20/2019	1/3/2020	14
	12/23/2019	1/6/2020	14
China	1/31/2019	2/11/2019	11
	2/1/2019	2/12/2019	11
	9/27/2019	10/8/2019	11
	9/30/2019	10/9/2019	9
Egypt	4/24/2019	5/2/2019	8
Hong Kong	1/31/2019	2/11/2019	11
	9/27/2019	10/8/2019	11
	2/1/2019	2/12/2019	11
	9/30/2019	10/9/2019	9
Hungary	12/23/2019	12/31/2019	8
	12/20/2019	12/30/2019	10
Israel	10/3/2019	10/15/2019	12
	10/7/2019	10/16/2019	9
Qatar	8/9/2019	8/19/2019	10
	8/8/2019	8/19/2019	11
	8/7/2019	8/15/2019	8
Russia	12/28/2018	1/8/2019	11
	12/31/2018	1/9/2019	9
Singapore	1/31/2019	2/8/2019	8
	2/1/2019	2/11/2019	10
Taiwan	1/31/2019	2/8/2019	8
	2/1/2019	2/11/2019	10
Turkey	5/31/2019	6/10/2019	10
	6/3/2019	6/11/2019	8

*	These worst-case redemption cycles are based on information regarding regular holidays, which may be out of date. Based on changes in holidays, longer (worse) redemption cycles are possible.

APPENDIX B

As stated in the Prospectus, the Fund may enter into certain futures transactions. Some of these transactions are described in this Appendix. The Fund may also enter into other futures transactions or other securities and instruments that are available in the markets from time to time.

I.	Index and Security Futures Contracts

A stock index assigns relative values to the stocks included in the index, which fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indexes, such as the S&P 500 or the New York Stock Exchange Composite Index. In contrast, certain futures contracts relate to narrower market indexes, such as the S&P 100® or indexes based on an industry or market segment, such as oil and gas stocks. Since 2001, trading has been permitted in futures based on a single stock and on narrow-based security indexes (as defined in the Commodity Futures Modernization Act of 2000) (together “security futures”; broader-based index futures are referred to as “index futures”). Some futures contracts are traded on organized exchanges regulated by the CFTC. These exchanges may be either designated by the CFTC as a contract market or registered with the CFTC as a Derivatives Transaction Execution Facility (DTEF). Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. Futures contracts also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated by varying degrees by the CFTC.

II.	Margin Payments

Unlike purchases or sales of portfolio securities, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with a custodian or sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of Fund by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Investment Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

III.	Risks of Transactions in Futures Contracts

There are several risks in connection with the use of futures by the Fund, even for futures that are used for hedging (non-speculative) purposes. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Investment Adviser. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Investment Adviser.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Investment Adviser may still not result in a successful hedging transaction over a short time frame.

In general, positions in futures may be closed out only on an exchange, board of trade or other trading facility, which provides a secondary market for such futures. Although the Fund intend to purchase or sell futures only on trading facilities where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any trading facility will exist for any particular contract or at any particular time. In such an event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Successful use of futures by Fund is also subject to the Investment Adviser’s ability to predict correctly movements in the direction of the market. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

IV.	Options on Futures Contracts

The Fund may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option of a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. The Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). See “Risks of Transactions in Futures Contracts” above. In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

V.	Other Matters

The Fund intend to comply with the regulations of the CFTC exempting it from registration as a “Commodity Pool Operator”. The Fund are operated by persons who have claimed an exclusion from the definition of the term “Commodity Pool Operator” with respect to the Fund under the Commodity Exchange Act and, therefore, are not subject to registration or regulations as a pool operator with respect to the Fund under such Act. In order to continue to claim exclusion from registration as a “commodity pool operator” with respect to the Fund, the Fund is limited in its ability to use futures, options and swaps subject to regulation under the CEA for purposes other than bona fide hedging, which is narrowly defined. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in such investments may not exceed 5% of the liquidation value of the Fund’s assets (after accounting for unrealized profits and unrealized losses on any such investments), or (2) the aggregate net notional value of such instruments may not exceed 100% of the liquidation value of the Fund’s assets (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets. Accounting for futures contracts will be in accordance with generally accepted accounting principles.

APPENDIX C

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

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“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR” – Is assigned to an unrated issuer.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Plus (+) or minus (-) – The “F1” rating may be modified by the addition of a plus (+) or minus (-) sign to show the relative status within that major rating category.

“NR” – Is assigned to an unrated issue of a rated issuer.

The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

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“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” - Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” - Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic

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conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more. Such ratings reflect both on the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

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“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

“NR” – Is assigned to unrated obligations.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

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“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “B” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

“NR” – Is assigned to an unrated issue of a rated issuer.

The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating.

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Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels – “MIG-1” through “MIG-3” while speculative grade short-term obligations are designated “SG”. The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade or “VMIG” scale. The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

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“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” – Is assigned to an unrated obligation.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance, and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

Credit ratings provided by DBRS are forward-looking opinions about credit risk which reflect the creditworthiness of an issuer, rated entity, and/or security. Credit ratings are not statements of fact. While historical statistics and performance can be important considerations, credit ratings are not based solely on such; they include subjective considerations and involve expectations for future performance that cannot be guaranteed. To the extent that future events and economic conditions do not match expectations, credit ratings assigned to issuers and/or securities can change. Credit ratings are also based on approved and applicable methodologies, models and criteria (“Methodologies”), which are periodically updated and when material changes are deemed necessary, this may also lead to rating changes.

Credit ratings typically provide an opinion on the risk that investors may not be repaid in accordance with the terms under which the obligation was issued. In some cases, credit ratings may also include consideration for the relative ranking of claims and recovery, should default occur. Credit ratings are meant to provide opinions on relative measures of risk and are not based on expectations of any specific default probability, nor are they meant to predict such.

The data and information on which DBRS bases its opinions is not audited or verified by DBRS, although DBRS conducts a reasonableness review of information received and relied upon in accordance with its Methodologies and policies.

DBRS uses rating symbols as a concise method of expressing its opinion to the market, but there are a limited number of rating categories for the possible slight risk differentials that exist across the rating spectrum and DBRS does not assert that credit ratings in the same category are of “exactly” the same quality.

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PART C

OTHER INFORMATION

Item 28.		Exhibits
(a)	(1)	Certificate of Trust dated May 13, 2010[1]

	(2)	Amendment to the Certificate of Trust dated April 12, 2011[1]

	(3)	Amended and Restated Agreement and Declaration of Trust dated June 28, 2011[3]

	(4)	Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust dated December 12, 2013[9]

	(5)	Amended and Restated Schedule A to the Amended and Restated Agreement and Declaration of Trust as of March 23, 2018.[21]

(b)	(1)	Amended and Restated By-Laws of the Trust.[3]

	(2)	Amendment to the Amended and Restated By-Laws of the Trust dated September 24, 2015[13]

Articles IV, V, VI, VII and IX of the Amended and Restated Agreement and Declaration of Trust dated June 28, 2011[3]

(d)	(1)	Investment Advisory and Ancillary Services Agreement between the Trust and Northern Trust Investments, Inc.[3]

	(2)	Amended and Restated Appendix A to the Investment Advisory and Ancillary Services Agreement between the Trust and Northern Trust Investments, Inc.[20]

	(3)	Amended and Restated Appendix A to the Investment Advisory and Ancillary Services Agreement between the Trust and Northern Trust Investments, Inc.[22]

	(4)	Expense Reimbursement Agreement between the Trust and Northern Trust Investments, Inc.[3]

	(5)	Amended and Restated Exhibit A to the Expense Reimbursement Agreement between the Trust and Northern Trust Investments, Inc.[7]

	(6)	Amendment No. 1 to Expense Reimbursement Agreement between the Trust and Northern Trust Investments, Inc.[5]

	(7)	Amendment No. 2 to Expense Reimbursement Agreement between the Trust and Northern Trust Investments, Inc.[6]

	(8)	Amended and Restated Expense Reimbursement Agreement between the Trust and Northern Trust Investments, Inc.[8]

	(9)	Expense Reimbursement Agreement between the Trust and Northern Trust Investments, Inc. (FlexShares® Disciplined Duration MBS Index Fund)[9]

	(10)	Expense Reimbursement Agreement between the Trust and Northern Trust Investments, Inc. (FlexShares® Credit-Scored US Corporate Bond Index Fund)[10]

	(11)	Amended and Restated Expense Reimbursement Agreement between the Trust and Northern Trust Investments, Inc.[11]

	(12)	Expense Reimbursement Agreement between the Trust and Northern Trust Investments, Inc. (FlexShares® US Quality Large Cap Index Fund and FlexShares® Credit-Scored US Long Corporate Bond Index Fund)[12]

	(13)	Expense Reimbursement Agreement between the Trust and Northern Trust Investments, Inc. (FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund and

FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund)[13]

	(14)	Expense Reimbursement Agreement between the Trust and Northern Trust Investments, Inc. (FlexShares® Real Assets Allocation Index Fund)[14]

	(15)	Amended and Restated Expense Reimbursement Agreement between the Trust and Northern Trust Investments, Inc.[15]

	(16)	Expense Reimbursement Agreement between the Trust and Northern Trust Investments, Inc. (FlexShares® STOXX® US ESG Impact Index Fund and FlexShares® STOXX® Global ESG Impact Index Fund)[16]

	(17)	Expense Reimbursement Agreement between the Trust and Northern Trust Investments, Inc. (FlexShares® Core Select Bond Fund)[18]

	(18)	Amended and Restated Expense Reimbursement Agreement between the Trust and Northern Trust Investments, Inc. (March 1, 2017)[19]

	(19)	Expense Reimbursement Agreement between the Trust and Northern Trust Investments, Inc. (FlexShares® High Yield Value-Scored US Bond Index Fund)[22]

	(20)	Amendment No. 1 to Amended and Restated Expense Reimbursement Agreement[20]

	(21)	Amendment to Investment Advisory and Ancillary Services Agreement between the Trust and Northern Trust Investments, Inc.[18]

	(22)	Amendment No. 2 to Investment Advisory and Ancillary Services Agreement between the Trust and Northern Trust Investments, Inc.[20]

(e)	(1)	Distribution Agreement between the Trust and Foreside Fund Services, LLC[20]

	(2)	Form of Amendment to Distribution Agreement between the Trust and Foreside Fund Services, LLC (amending Exhibit A)[22]

	(3)	Form of Authorized Participant Agreement[3]

(f)		Not applicable

(g)	(1)	Global Custody Agreement between the Trust and J.P. Morgan Chase Bank, N.A.[3]

	(2)	Amendment to the Global Custody Agreement between the Trust and J.P. Morgan Chase Bank, N.A. dated July 22, 2014[9]

	(3)	Amendment to the Global Custody Agreement between the Trust and J.P. Morgan Chase Bank, N.A. (amending Appendix A)[18]

	(4)	Form of Amendment to the Global Custody Agreement between the Trust and J.P. Morgan Chase Bank, N.A. (amending Appendix A)[21]

(h)	(1)	Agency Services Agreement between the Trust and J.P. Morgan Chase Bank, N.A.[3]

	(2)	Amendment to the Agency Services Agreement between the Trust and J.P. Morgan Chase Bank, N.A. dated July 22, 2014[9]

	(3)	Amendment to the Agency Services Agreement between the Trust and J.P. Morgan Chase Bank, N.A. (amending Appendix A)[18]

	(4)	Form of Amendment to the Agency Services Agreement between the Trust and J.P. Morgan Chase Bank, N.A. (amending Appendix A)[21]

	(5)	Fund Servicing Agreement between the Trust and the J.P. Morgan Chase Bank, N.A.[4]

	(6)	Amendment to the Fund Servicing Agreement between the Trust and the J.P. Morgan Chase Bank, N.A. dated July 22, 2014[9]

	(7)	Amendment to the Fund Servicing Agreement between the Trust and the J.P. Morgan Chase Bank, N.A. (amending Appendix A)[18]

	(8)	Form of Amendment to the Fund Servicing Agreement between the Trust and the J.P.

Morgan Chase Bank, N.A. (amending Appendix A)[21]

	(9)	Form of Sublicense Agreement between the Trust and Northern Trust Investments, Inc.[3]

	(10)	License Agreement between the Trust and Northern Trust Investments, Inc. (FlexShares® Quality Dividend Funds)[6]

	(11)	License Agreement between the Trust and Northern Trust Investments, Inc. (FlexShares® Global Quality Real Estate Index Fund)[8]

	(12)	License Agreement between the Trust and Northern Trust Investments, Inc. (FlexShares® Credit-Scored US Corporate Bond Index Fund)[10]

	(13)	License Agreement between the Trust and Northern Trust Investments, Inc. (FlexShares® US Quality Large Cap Index Fund and FlexShares® Credit-Scored US Long Corporate Bond Index Fund)[12]

	(14)	License Agreement between the Trust and Northern Trust Investments, Inc. (FlexShares® Real Assets Allocation Index Fund)[14]

	(15)	Form of License Agreement between the Trust and Northern Trust Investments, Inc. (FlexShares® High Yield Value-Scored US Bond Index Fund) [21]

(i)		Opinion and Consent of Drinker Biddle & Reath LLP[22]

(j)		Not applicable

(k)		Not applicable

(l)		Initial Capital Agreement[3]

(m)		Distribution and Service Plan, adopted July 14, 2011[3]

(n)		Not applicable

(o)		Not applicable

(p)	(1)	Code of Ethics of the Trust[2]

	(2)	Amended and Restated Code of Ethics of Northern Trust Investments, Inc.[20]

(Other)		Power of Attorney[20]

[1]	Incorporated herein by reference to the Initial Registration Statement filed on May 5, 2011.
[2]	Incorporated herein by reference to Pre-Effective Amendment No. 1 filed on August 8, 2011.
[3]	Incorporated herein by reference to Pre-Effective Amendment No. 2 filed on September 1, 2011.
[4]	Incorporated herein by reference to Post-Effective Amendment No. 2 filed on October 18, 2011.
[5]	Incorporated herein by reference to Post-Effective Amendment No. 6 filed on February 28, 2012.
[6]	Incorporated herein by reference to Post-Effective Amendment No. 32 filed on February 28, 2013.
[7]	Incorporated herein by reference to Post-Effective Amendment No. 40 filed on November 1, 2013.
[8]	Incorporated herein by reference to Post-Effective Amendment No. 42 filed on February 28, 2014.
[9]	Incorporated herein by reference to Post-Effective Amendment No. 47 filed on August 13, 2014.
[10]	Incorporated herein by reference to Post-Effective Amendment No. 50 filed on November 3, 2014.
[11]	Incorporated herein by reference to Post-Effective Amendment No. 52 filed on February 26, 2015.
[12]	Incorporated herein by reference to Post-Effective Amendment No. 58 filed on September 3, 2015.
[13]	Incorporated herein by reference to Post-Effective Amendment No. 60 filed on November 3, 2015.
[14]	Incorporated herein by reference to Post-Effective Amendment No. 61 filed on November 6, 2015.
[15]	Incorporated herein by reference to Post-Effective Amendment No. 64 filed on February 24, 2016.
[16]	Incorporated herein by reference to Post-Effective Amendment No. 67 filed on July 1, 2016.
[17]	Incorporated herein by reference to Post-Effective Amendment No. 69 filed on August 29, 2016.
[18]	Incorporated herein by reference to Post-Effective Amendment No. 70 filed on November 10, 2016.

[19]	Incorporated herein by reference to Post-Effective Amendment No. 72 filed on February 24, 2017.
[20]	Incorporated herein by reference to Post-Effective Amendment No. 74 filed on February 26, 2018.
[21]	Filed herewith.
[22]	To be filed by amendment.

Item 29.	Persons Controlled by or Under Common Control with Registrant

None.

Item 30.	Indemnification

Section 3 of Article IV of the Registrant’s Amended and Restated Agreement and Declaration of Trust provides for indemnification of the Registrant’s officers and Trustees under certain circumstances.

Section 8 of the Investment Advisory and Ancillary Services Agreement between the Registrant and Northern Trust Investments, Inc. (the “Investment Adviser” or “NTI”) provides for indemnification of the Adviser or, in lieu thereof, contribution by Registrant, in connection with certain claims and liabilities to which the Adviser may be subject.

Paragraph 6 of the Distribution Agreement between the Registrant and Foreside Fund Services, LLC (“Foreside”) provides that the Registrant will indemnify Foreside against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Registrant by Foreside, or those resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of Foreside. Paragraph 6 of the Distribution Agreement also provides that Foreside will indemnify the Trustees and officers of the Registrant against certain liabilities relating to allegations of wrongful acts of Foreside, Foreside’s breach of any obligation, representation or warranty under the Distribution Agreement, Foreside’s failure to comply in any material respect with applicable securities laws, and allegations of untrue statements or omissions of material fact resulting from the reliance on information furnished to the Registrant by Foreside.

A mutual fund trustee and officer liability policy purchased by the Registrant insures the Registrant and its Trustees and officers, subject to the policy’s coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 31.	Business and Other Connections of the Investment Adviser

NTI is a subsidiary of Northern Trust Corporation. NTI is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds. Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. NTI is located at 50 South LaSalle Street, Chicago, Illinois 60603.

Set forth below is a list of officers and directors of NTI, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years. The table below was provided to the Registrant by the Investment Adviser for inclusion in this Registration Statement.

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company

Bartholomew, Richard Executive Vice President, Chief Risk Officer and Assistant Trust Officer
Browne, Robert P. Director, Executive Vice President, Chief Investment Officer and Senior Trust Officer	50 South Capital Advisors, LLC	Chief Investment Officer
Carberry, Craig R. Senior Vice President, Associate General Counsel, and Secretary	50 South Capital Advisors, LLC Northern Institutional Funds Northern Funds The Northern Trust Company	Secretary Secretary Secretary Associate General Counsel and Senior Vice President
Carlson, Christopher W. Director, Executive Vice President, Chief Operating Officer & Cashier
Chappell, Darlene Vice President and Anti-Money Laundering Compliance Officer	50 South Capital Advisors, LLC Northern Institutional Funds Northern Funds	AML Compliance Officer AML Compliance Officer AML Compliance Officer
Del Real, Jose J. Senior Vice President, Senior Legal Counsel, and Assistant Secretary	Northern Institutional Funds Northern Funds The Northern Trust Company	Assistant Secretary Assistant Secretary Senior Legal Counsel and Senior Vice President
Ewing, Peter K. Director, Senior Vice President	The Northern Trust Company Northern Institutional Funds Northern Funds	Senior Vice President President and Principal Executive Officer President and Principal Executive Officer
Farmer, Steven P. Chief Compliance Officer	50 South Capital Advisors, LLC	Chief Compliance Officer
McInerney, Joseph W. Director and Senior Vice President
Taylor, Lisa C. Director, Senior Vice President, Chief Financial Officer & Treasurer
Thomas, Shundrawn A.	FlexShares Trust	Trustee

Director, President, Chief Executive Officer, and Chairman	Northern Funds Northern Institutional Funds The Northern Trust Company	Trustee Trustee Executive Vice President
Tyler, Jason J. Director & Executive Vice President

Item 32.	Principal Underwriters

(a)	Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended (as of February 2, 2018):

1.	ABS Long/Short Strategies Fund

2.	Absolute Shares Trust

3.	Active Weighting Funds ETF Trust

4.	AdvisorShares Trust

5.	AmericaFirst Quantitative Funds

6.	American Beacon Funds

7.	American Beacon Select Funds

8.	American Century ETF Trust

9.	ARK ETF Trust

10.	Avenue Mutual Funds Trust

11.	BP Capital TwinLine Energy Fund, Series of Professionally Managed Portfolios

12.	BP Capital TwinLine MLP Fund, Series of Professionally Managed Portfolios

13.	Braddock Multi-Strategy Income Fund, Series of Investment Managers Series Trust

14.	Bridgeway Funds, Inc.

15.	Brinker Capital Destinations Trust

16.	Calvert Ultra-Short Duration Income NextShares, Series of Calvert Management Series

17.	Center Coast MLP & Infrastructure Fund

18.	Center Coast MLP Focus Fund, Series of Investment Managers Series Trust

19.	Context Capital Funds

20.	CornerCap Group of Funds

21.	Davis Fundamental ETF Trust

22.	Direxion Shares ETF Trust

23.	Eaton Vance NextShares Trust

24.	Eaton Vance NextShares Trust II

25.	EIP Investment Trust

26.	Elkhorn ETF Trust

27.	EntrepreneurShares Series Trust

28.	Evanston Alternative Opportunities Fund

29.	Exchange Listed Funds Trust (f/k/a Exchange Traded Concepts Trust II)

30.	FEG Absolute Access Fund I LLC

31.	Fiera Capital Series Trust

32.	FlexShares Trust

33.	Forum Funds

34.	Forum Funds II

35.	FQF Trust

36.	Friess Small Cap Growth Fund, Series of Managed Portfolio Series

37.	GraniteShares ETF Trust

38.	Guinness Atkinson Funds

39.	Horizons ETF Trust

40.	Horizons ETF Trust I (f/k/a Recon Capital Series Trust)

41.	Infinity Core Alternative Fund

42.	Innovator IBD® 50 ETF, Series of Innovator ETFs Trust

43.	Innovator IBD® ETF Leaders ETF, Series of Innovator ETFs Trust

44.	Ironwood Institutional Multi-Strategy Fund LLC

45.	Ironwood Multi-Strategy Fund LLC

46.	John Hancock Exchange-Traded Fund Trust

47.	Manor Investment Funds

48.	Miller/Howard Funds Trust

49.	Miller/Howard High Income Equity Fund

50.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV

51.	MProved Systematic Long-Short Fund, Series Portfolios Trust

52.	MProved Systematic Merger Arbitrage Fund, Series Portfolios Trust

53.	MProved Systematic Multi-Strategy Fund, Series Portfolios Trust

54.	OSI ETF Trust

55.	Palmer Square Opportunistic Income Fund

56.	Partners Group Private Income Opportunities, LLC

57.	PENN Capital Funds Trust

58.	Performance Trust Mutual Funds, Series of Trust for Professional Managers

59.	Pine Grove Alternative Institutional Fund

60.	Plan Investment Fund, Inc.

61.	PMC Funds, Series of Trust for Professional Managers

62.	Point Bridge GOP Stock Tracker ETF, Series of ETF Series Solutions

63.	Quaker Investment Trust

64.	Ranger Funds Investment Trust

65.	Renaissance Capital Greenwich Funds

66.	RMB Investors Trust (f/k/a Burnham Investors Trust)

67.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust

68.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust

69.	Salient MF Trust

70.	SharesPost 100 Fund

71.	Sound Shore Fund, Inc.

72.	Steben Alternative Investment Funds

73.	Steben Select Multi-Strategy Fund

74.	Strategy Shares

75.	The 504 Fund (f/k/a The Pennant 504 Fund)

76.	The Chartwell Funds

77.	The Community Development Fund

78.	The Relative Value Fund

79.	Third Avenue Trust

80.	Third Avenue Variable Series Trust

81.	TIFF Investment Program

82.	Transamerica ETF Trust

83.	U.S. Global Investors Funds

84.	VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II

85.	VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II

86.	VictoryShares Emerging Market High Div Volatility Wtd ETF, Series of Victory Portfolios II

87.	VictoryShares Emerging Market Volatility Wtd ETF, Series of Victory Portfolios II

88.	VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II

89.	VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II

90.	VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II

91.	VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II

92.	VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II

93.	VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II

94.	VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II

95.	VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II

96.	VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II

97.	VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II

98.	Vivaldi Opportunities Fund

99.	West Loop Realty Fund, Series of Investment Managers Series Trust (f/k/a Chilton Realty Income & Growth Fund)

100.	Wintergreen Fund, Inc.

101.	WisdomTree Trust

102.	WST Investment Trust

(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President, Treasurer and Manager	None
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None
Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

(c)	Not applicable.

Item 33.	Location of Accounts and Records

The Amended and Restated Agreement and Declaration of Trust, By-Laws and minute books of the Registrant are in the physical possession of JPMorgan Chase Bank, N.A., 70 Fargo Street, Boston, Massachusetts 02110. Records for Foreside Fund Services, LLC, the distributor, are located at Three Canal Plaza, Portland, Maine 04101. All other accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules promulgated thereunder are in the physical possession of The Northern Trust Company, 50 S. LaSalle Street, Chicago, Illinois 60603 and NTI, 50 S. LaSalle Street, Chicago, Illinois 60603.

Item 34.	Management Services

Not Applicable.

Item 35.	Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 76 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois on the 29th day of March, 2018.

FLEXSHARES TRUST

By:	/s/ Peter K. Ewing
Peter K. Ewing President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 76 to Registrant’s Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Title	Date

/s/ Sarah N. Garvey	Trustee	March 29, 2018
Sarah N. Garvey

/s/ Philip G. Hubbard	Trustee	March 29, 2018
Philip G. Hubbard

/s/ Eric T. McKissack	Trustee	March 29, 2018
Eric T. McKissack

/s/ Shundrawn A. Thomas	Trustee	March 29, 2018
Shundrawn A. Thomas

/s/ Peter K. Ewing	President (Principal Executive Officer)	March 29, 2018
Peter K. Ewing

/s/ Randal E. Rein Randal E. Rein	Treasurer (Principal Financial Officer and Principal Accounting Officer)	March 29, 2018

Exhibit Index

(a)(5)	Amended and Restated Schedule A to the Amended and Restated Agreement and Declaration of Trust as of March 23, 2018
(g)(4)	Form of Amendment to the Global Custody Agreement between the Trust and J.P. Morgan Chase Bank, N.A. (amending Appendix A)
(h)(4)	Form of Amendment to the Agency Services Agreement between the Trust and J.P. Morgan Chase Bank, N.A. (amending Appendix A)
(h)(8)	Form of Amendment to the Fund Servicing Agreement between the Trust and the J.P. Morgan Chase Bank, N.A. (amending Appendix A)
(h)(15)	Form of License Agreement between the Trust and Northern Trust Investments, Inc. (FlexShares® High Yield Value-Scored US Bond Index Fund)

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